Exhibit 10.a

DEBT SATISFACTION AGREEMENT

Contract Date: September 29, 2023

“Parties” (each a “Party”):

“Eastside”	Eastside Distilling, Inc. 2321 NE Argyle Street, Unit D Portland, OR 97211 Email: ggwin@eastsidedistilling.com

“SPV”	The B.A.D. Company, LLC c/o District 2 Capital Fund LP 14 Wall Street, 2d Floor Huntington, NY 11743 Email: michael@district2capital.com

“Aegis”	Aegis Security Insurance Company 4431 N. Front Street, Suite 200 Harrisburg, PA 17110 Email: wwollyung@aegisinsco.com

“Bigger”	Bigger Capital Fund, LP 11700 W Charleston Blvd 170-659 Las Vegas, NV 89135 Email: biggercapital@gmail.com

“District 2”	District 2 Capital Fund LP 14 Wall Street, 2nd Floor Huntington, NY 11743 Email: michael@district2capital.com As used herein, “Bigger/D2” will refer to Bigger and District 2, collectively.

“LDI”	LDI Investments, LLC P.O. Box 1641 Rancho Santa Fe, CA 92067 Email: kilkenny_patrick@yahoo.com

“TQLA”	TQLA, LLC P.O. Box 1641 Rancho Santa Fe, CA 92091 Email: pkilkenny@yahoo.com

Premises:

A.	Aegis, LDI, Bigger and District 2 are creditors of Eastside that are willing to accept equity securities issued by Eastside in partial satisfaction of certain of Eastside’s outstanding debts to them, on the terms and subject to the conditions set forth herein.

B.	SPV was recently organized by Aegis, LDI and Bigger/D2 to function as a holding company with respect to the Exchange Shares (as defined herein) and the Common Deal Shares (as defined herein).

C.	TQLA is an affiliate of Aegis and an equity holder in Eastside. It has become a party to this Agreement in order to make certain accommodations set forth herein to facilitate the debt-for-equity exchange among Eastside, Aegis, LDI, Bigger/D2 and SPV.

Agreement:

1.	Closing. The “Closing” of the transactions undertaken herein will take place immediately following the execution of this Agreement.

2.	Definitions.

Securities and Instruments Issued or to be Issued by Eastside

“Bigger/D2 Unsecured Notes” identifies four (4) unsecured instruments, each titled “Promissory Note”, in the aggregate principal amount of $7,263,157, consisting of (1) a Promissory Note dated October 26, 2021 in the principal amount of $2,748,442 issued by Eastside to Bigger (the “First Bigger Unsecured Note”), (2) a Promissory Note dated October 26, 2021 in the principal amount of $156,820.80 issued by Eastside to Bigger (the “Second Bigger Unsecured Note”), (3) a Promissory Note dated October 26, 2021 in the principal amount of $4,122,663 issued by Eastside to District 2 (the “First District 2 Unsecured Note”) and (4) a Promissory Note dated October 26, 2021 in the principal amount of $235,231.20 issued by Eastside to District 2 (the “Second District 2 Unsecured Note”), each as amended, amended and restated, supplemented or otherwise modified from time to time.

“Bigger/D2 Warrants” means two (2) instruments, each titled “Warrant”, consisting of (1) a Warrant dated July 29, 2021 issued by Eastside to Bigger (the “Bigger Warrant”) and (2) a Warrant dated July 29, 2021 issued by Eastside to District 2 (the “District 2 Warrant”), each as amended, amended and restated, supplemented or otherwise modified from time to time. Each of the Bigger/D2 Warrants originally entitled the holder to purchase 450,000 shares of Common Stock, and, as a result of the 1-for-20 reverse split of the Common Stock effected by Eastside on May 12, 2023, as of the date of this Agreement, each of the Bigger/D2 Warrants entitles the holder to purchase 22,500 shares of Common Stock. The terms and issuance of the Bigger/D2 Warrants were approved by Eastside’s stockholders on June 23, 2022 at Eastside’s 2022 Annual Meeting of Stockholders.

“Common Stock” means the common stock of Eastside, par value $0.0001 per share.

“Common Deal Shares” means, collectively, (a) the Common Exchange Shares, (b) the Conversion Shares, and (c) any other shares of Common Stock issued as a dividend or distribution with respect to the Common Exchange Shares and/or the Conversion Shares.

“Common Exchange Shares” has the meaning specified in Section 4(a) below.

“Conversion Shares” means the shares of Common Stock issuable by Eastside to SPV upon conversion of the SC Preferred (in accordance with the Certificate of Designation).

“Convertible Notes” identifies four (4) instruments, each titled “Secured Convertible Promissory Note”, in the aggregate principal amount of $3,300,000, consisting of: (1) a Secured Convertible Promissory Note dated April 19, 2021 in the principal amount of $1,500,000 issued by Eastside to Bigger (the “First Closing Bigger Secured Note”), (2) a Secured Convertible Promissory Note dated April 19, 2021 in the principal amount of $1,500,000 issued by Eastside to District 2 (the “First Closing District 2 Secured Note”), (3) a Secured Convertible Promissory Note dated May 13, 2021 in the principal amount of $150,000 issued by Eastside to Bigger (the “Second Closing Bigger Secured Note”) and (4) a Secured Convertible Promissory Note dated May 13, 2021 in the principal amount of $150,000 issued by Eastside to District 2 (the “Second Closing District 2 Secured Note”), each as amended, as amended, amended and restated, supplemented or otherwise modified from time to time. The anti-dilution protection provisions included in the Convertible Notes were approved by Eastside’s stockholders on August 19, 2021 at Eastside’s 2021 Annual Meeting of Stockholders.

“Exchange Shares” has the meaning specified in Section 4(a) below.

“LDI Note” identifies an instrument titled “Secured Promissory Note” dated as of September 29, 2023 in the principal amount of $1,356,798 issued to by on the Closing Date Eastside to LDI as set forth herein, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Notes” means the Convertible Notes, the LDI Note, the Senior Note and the Bigger/D2 Unsecured Notes, collectively.

“SC Preferred” means the Series C Preferred Stock of Eastside, par value $0.0001 per share.

“SC Preferred Exchange Shares” has the meaning set forth in Section 4(a).

“Senior Note” identifies an instrument titled “Secured Promissory Note” dated October 6, 2022 in the principal amount of $4,500,000 issued by Eastside to Aegis, as amended, as amended, amended and restated, supplemented or otherwise modified from time to time.

“TQLA Warrant” identifies an instrument titled “Common Stock Purchase Warrant” originally issued by Eastside to TQLA on March 21, 2022, as amended, amended and restated, supplemented or otherwise modified from time to time. The TQLA Warrant originally entitled the holder to purchase 2,916,667 shares of Common Stock, and, as a result of the 1-for-20 reverse split of the Common Stock effected by Eastside on May 12, 2023, as of the date of this Agreement, the TQLA Warrant entitles the holder to purchase 145,834 shares of Common Stock.

Other Defined Terms

“Agreement” means this Debt Satisfaction Agreement.

“Craft Canning” means Craft Canning + Bottling LLC, an Oregon limited liability company and wholly-owned subsidiary of Eastside.

“Debt-for-Equity Exchange” has the meaning specified in Section 4 below.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on a Trading Market (as defined below) or (ii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by OTC Markets Group Inc. (formerly OTC Markets Inc.) (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a business day.

“Trading Market” means as of any date, any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTC Markets QB Tier (or any successors to any of the foregoing).

I. THE DEBT-FOR-EQUITY EXCHANGE

3.	Designation of Series C Preferred Stock. Prior to the Closing, Eastside shall file with the Secretary of State of Nevada the “Certificate of Designation Establishing Series C Preferred Stock of Eastside Distilling, Inc.” (the “Certificate of Designation”). The Certificate of Designation shall consist of a cover page in the form mandated by the Secretary of State of Nevada and Exhibit A thereto in the form annexed hereto as Appendix A.

4.	Debt-for-Equity Exchange.

a.	At the Closing, Eastside will issue to SPV (i) 296,722 shares of Common Stock (the “Common Exchange Shares”) and (ii) 200,000 shares of SC Preferred (the “SC Preferred Exchange Shares”, and together with the Common Exchange Shares, collectively, the “Exchange Shares”) and deliver to SPV a notice issued by Eastside’s transfer agent reciting the book entry to the account of SPV of the Exchange Shares.

b.	The Exchange Shares will be issued by Eastside to SPV at the Closing in satisfaction of (i) $1,898,202 of principal owed by Eastside to Aegis pursuant to the Senior Note, (ii) $1,356,798 of principal owed by Eastside to LDI pursuant to the LDI Note (representing all outstanding obligations of Eastside as of the Closing under the LDI Note), and (iii) $3,255,000 of principal owed by Eastside to Bigger/D2 pursuant to the Convertible Notes.

The transactions described in the foregoing clauses (a) and (b) of this Section 4 are referred to herein collectively as the “Debt-for-Equity Exchange”.

5.	Right of Reversion of Common Deal Shares to SC Preferred. At any time and from time to time following the consummation of the Debt-for-Equity Exchange, SPV shall have the right to surrender Common Deal Shares held by SPV to Eastside and receive in exchange shares newly issued of SC Preferred (a “Reversion”). SPV may initiate a Reversion by sending written notice to Eastside (a “Reversion Notice”), stating the number of Common Deal Shares to be surrendered, the Exchange Rate, and the number of shares of SC Preferred to be issued. The notice will be effective and the Reversion will be deemed to have occurred on the date on which Eastside receives the Reversion Notice. Eastside will promptly thereafter, but in any event no later than two (2) business days following receipt of a Reversion Notice, cause its transfer agent to issue to SPV a notice of book entry reflecting the SC Preferred shares to be issued in connection with the Reversion. The number of shares of SC Preferred to be issued to SPV upon a Reversion shall be equal to the product of (A) the number of Common Deal Shares to be surrendered in such Reversion multiplied by (B) the Exchange Rate applicable to the Common Deal Shares to be surrendered in such Reversion. The “Exchange Rate” applicable to the Common Deal Shares to be surrendered in a Reversion will be the quotient equal to (A) the price at which the Common Deal Shares to be surrendered were issued divided by (B) the Stated Value (as defined in the Certificate of Designation) of a share of SC Preferred.

For purposes of this Section 5, the price at which the Common Deal Shares were issued will be:

i.	for each Common Exchange Share, Three Dollars and Five Cents ($3.05);

ii.	for each Conversion Share, the Series C Conversion Price (as described in the Certificate of Designation) applicable when the Conversion Share was issued; or

iii.	for Common Deal Shares issued as a dividend or distribution, the value per share reflected on Eastside’s Statement of Shareholders’ Equity for the quarter or year in which the dividend or distribution occurred.

II. OTHER CLOSING DELIVERABLES

6.	Registration Rights. At the Closing, Eastside and SPV will execute the Registration Rights Agreement in the form annexed hereto as Appendix B (the “Registration Rights Agreement”).

7.	Intercreditor Agreement. At the Closing, Eastside, Aegis, Bigger and District 2 will execute the Intercreditor Agreement in the form annexed hereto as Appendix C (the “Intercreditor Agreement”).

8.	LDI Note Purchase Agreement; LDI Note. At the Closing and effective as of September 29, 2023, Eastside and LDI shall execute, and Eastside shall cause Craft Canning to execute, the Note Purchase Agreement in the form annexed hereto as Appendix D (the “LDI Note Purchase Agreement”). Concurrently with the execution of the LDI Note Purchase Agreement at the Closing, Eastside shall execute and issue to LDI the LDI Note in the form attached as Appendix A to the LDI Note Purchase Agreement. Subject to Section 22(c), LDI acknowledges and agrees that (a) the consummation of the Debt-for-Equity Exchange will constitute payment in full of all of the Indebtedness of Eastside to LDI under the LDI Note and the LDI Note Purchase Agreement, and (b) upon the consummation of the Debt-for-Equity Exchange, all security interests and liens granted to LDI under the LDI Note shall be terminated and LDI shall file termination statements with respect to any financing statement filed to perfect any of the security interests granted under the LDI Note or LDI Note Purchase Agreement.

9.	Amendment of TQLA Warrant. At the Closing, TQLA will surrender the TQLA Warrant to Eastside and Eastside will execute and deliver to TQLA the Amended and Restated Common Stock Purchase Warrant in the form annexed hereto as Appendix E (the “Amended and Restated TQLA Warrant”).

10.	Amendment of Aegis Documents.

a.	At the Closing, Eastside and Aegis shall execute, and Eastside shall cause Craft Canning to execute, the First Amendment Agreement in the form annexed hereto as Appendix F (the “Aegis First Amendment Agreement”), which Aegis First Amendment Agreement shall amend (i) that certain Note Purchase Agreement dated as of October 6, 2022 by and among Eastside, Craft Canning and Aegis, (ii) that certain Senior Note issued on October 6, 2022 by Eastside to Aegis, and (iii) that certain Note Guaranty issued on October 6, 2022 by Craft Canning in favor of Aegis, all on the terms and conditions set forth therein.

b.	At the Closing, Eastside and Aegis shall execute the Amended and Restated Secured Promissory Note in the principal amount of $2,638,291 in the form annexed to the Aegis First Amendment Agreement as Exhibit A thereto (the “Amended and Restated Senior Note”), which Amended and Restated Senior Note shall amend and restate the Senior Note on the terms and conditions set forth therein.

c.	At the Closing, Craft Canning shall execute the Amended and Restated Note Guaranty in the form annexed to the Aegis First Amendment Agreement as Exhibit B thereto (the “Amended and Restated Note Guaranty”), which Amended and Restated Note Guaranty shall amend and restate the Note Guaranty given by Craft Canning to Aegis dated October 6, 2022 on the terms and conditions set forth therein.

d.	The transactions described in the foregoing clauses (a), (b) and (c) of this Section 10 are referred to herein collectively as the “Aegis Document Amendments”.

11.	Amendment of Bigger/D2 Documents.

a.	At the Closing and effective as of November 18, 2022, Eastside, Bigger and District 2 shall execute the Second Amendment Agreement in the form annexed hereto as Appendix G (the “Bigger/D2 Second Amendment Agreement”).

b.	At the Closing, Eastside, Bigger and District 2 shall execute the Third Amendment Agreement in the form annexed hereto as Appendix H (the “Bigger/D2 Third Amendment Agreement”).

c.	Concurrently with the execution of the Bigger/D2 Third Amendment Agreement at the Closing:

i.	Eastside and Bigger shall execute the Amended and Restated Convertible Secured Promissory Note in the principal amount of $199,645 in the form attached as Exhibit A to the Bigger/D2 Third Amendment Agreement (the “A&R Bigger Secured Note”), which A&R Bigger Secured Note shall amend and restate the Second Closing Bigger Secured Note on the terms and conditions set forth therein;

ii.	Eastside and District 2 shall execute the Amended and Restated Convertible Secured Promissory Note in the principal amount of $199,645 in the form attached as Exhibit B to the Bigger/D2 Third Amendment Agreement (the “A&R District 2 Secured Note”, and together with the A&R Bigger Secured Note, collectively, the “A&R Bigger/D2 Secured Notes”), which A&R District 2 Secured Note shall amend and restate the Second Closing District 2 Secured Note, on the terms and conditions set forth therein;

iii.	Eastside, Bigger and District 2 shall execute the Amended and Restated Security Agreement in the form attached as Exhibit C to the Bigger/D2 Third Amendment Agreement (the “A&R Bigger/D2 Security Agreement”), which A&R Bigger/D2 Security Agreement shall amend and restate that certain Security Agreement dated as of April 19, 2021, by and among Eastside, Bigger and District 2, on the terms and conditions set forth therein;

iv.	Eastside and Bigger shall execute the Amended and Restated Warrant in the form attached as Exhibit D to the Bigger/D2 Third Amendment Agreement (the “A&R Bigger Warrant”), which A&R Bigger Warrant shall amend and restate the Bigger Warrant on the terms and conditions set forth therein;

v.	Eastside and District 2 shall execute the Amended and Restated Warrant in the form attached as Exhibit E to the Bigger/D2 Third Amendment Agreement (the “A&R District 2 Warrant”), which A&R District 2 Warrant shall amend and restate the District 2 Warrant on the terms and conditions set forth therein;

vi.	Eastside and Bigger shall execute the Amended and Restated Promissory Note in the principal amount of $2,844,675 in the form attached as Exhibit F to the Bigger/D2 Third Amendment Agreement (the “A&R First Bigger Unsecured Note”), which A&R First Bigger Unsecured Note shall amend and restate the First Bigger Unsecured Note on the terms and conditions set forth therein;

vii.	Eastside and Bigger shall execute the Amended and Restated Promissory Note in the principal amount of $162,312 in the form attached as Exhibit G to the Bigger/D2 Third Amendment Agreement (the “A&R Second Bigger Unsecured Note”), which A&R Second Bigger Unsecured Note shall amend and restate the Second Bigger Unsecured Note on the terms and conditions set forth therein;

viii.	Eastside and District 2 shall execute the Amended and Restated Promissory Note in the principal amount of $4,267,013 in the form attached as Exhibit H to the Bigger/D2 Third Amendment Agreement (the “A&R First District 2 Unsecured Note”), which A&R First District 2 Unsecured Note shall amend and restate the First District 2 Unsecured Note on the terms and conditions set forth therein; and

ix.	Eastside and District 2 shall execute the Amended and Restated Promissory Note in the principal amount of $243,467 in the form attached as Exhibit I to the Bigger/D2 Third Amendment Agreement (the “A&R Second District 2 Unsecured Note”, and together with the A&R First Bigger Unsecured Note, the A&R Second Bigger Unsecured Note and the A&R First Bigger Unsecured Note, collectively, the “A&R Bigger/D2 Unsecured Notes”), which A&R Second District 2 Unsecured Note shall amend and restate the Second District 2 Unsecured Note on the terms and conditions set forth therein.

The transactions described in the foregoing clauses (a), (b), and (c) of this Section 11 are referred to herein collectively as the “Bigger/D2 Document Amendments”.

III. EFFECT OF DEBT-FOR-EQUITY EXCHANGE,

AEGIS DOCUMENT AMENDMENTS AND BIGGER/D2 DOCUMENT AMENDMENTS

12.	Order of Operations. Notwithstanding anything to the contrary set forth herein, upon the consummation of the transactions contemplated by the Debt-for-Equity Exchange, the Aegis Document Amendments and the Bigger/D2 Amendment Documents, the Parties agree and acknowledge that the transactions contemplated by the Debt-for-Equity Exchange shall be deemed to have occurred immediately prior to the Aegis Document Amendments and the Bigger/D2 Document Amendments.

13.	Effect of Debt-for-Equity Exchange, Aegis Document Amendments and Bigger/D2 Document Amendments.

The following table shows the effect of the consummation of the transactions contemplated by (i) the Debt-for-Equity Exchange and (ii) the Aegis Document Amendments and Bigger/D2 Document Amendments, on the amounts of principal, accrued interest and penalties payable Eastside under the Notes. The amounts of principal, accrued interest, and penalties in the table indicated in the rows to the right of the caption “Post Aegis and Bigger D/2 Document Amendments” represent the amounts that will be outstanding immediately following the consummation of the transactions contemplated by the (i) Debt-for-Equity Exchange and (ii) the Aegis Document Amendments and Bigger/D2 Document Amendments.

			Senior Note	Convertible Notes	LDI Note	Bigger/D2 Unsecured Notes
(i) Debt-for-Equity Exchange	Pre Debt-for-Equity Exchange	Principal	$4,500,000	$3,300,000	$1,284,252	$7,263,157
		Accrued Interest	36,493	136,290	72,546	254,310
		Penalties, etc.	—	218,000	—	—
	Debt-for-Equity Exchange		$1,898,202	$3,255,000	$1,356,798	—
	Post Debt-for-Equity Exchange	Principal	$2,601,798	$45,000	—	$7,263,157
		Accrued Interest	36,493	136,290	—	254,310
		Penalties, etc.	—	218,000	—	—

(ii) Aegis and Bigger/D2 Document Amendments	Pre Aegis and Bigger/D2 Document Amendments	Principal	$2,601,798	$45,000	—	$7,263,157
		Accrued Interest	36,493	136,290	—	254,310
		Penalties, etc.	—	218,000	—	—
	Post Aegis and Bigger/D2 Document Amendments	Principal	$2,638,291	$399,290	—	$7,517,467
		Accrued Interest	—	—	—	—
		Penalties, etc.	—	—	—	—

IV. OTHER COVENANTS

14.	Available Shares.

a.	Reservation and Authorization of Shares. Eastside covenants that, as soon as practicable and during the period when any of the Derivatives are outstanding, it will reserve for issuance to SPV, Bigger/D2 and TQLA pursuant to conversions and/or exercises of Derivatives (as defined below), from its authorized and unissued Common Stock a number of shares equal to two hundred percent (200%) of the Potential Shares (the “Requisite Reserve”). As used herein, the term “Derivatives” means the SC Preferred Exchange Shares, the Convertible Notes, the Bigger/D2 Warrants and the TQLA Warrant, all to the extent they are outstanding, and the term “Potential Shares” means the number of shares of Common Stock into which the Derivatives could be converted or for which the Derivatives could be exercised as of completion of the Closing. Eastside further covenants that its execution of this Agreement shall constitute full authority to its officers who are charged with the duty of issuing the necessary shares upon the conversion or exercise of Derivatives. Eastside will take all such reasonable action as may be necessary to assure that such Potential Shares may be issued without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. Eastside covenants that all Potential Shares that may be issued upon the exercise or conversion of a Derivative will, upon such conversion or exercise and payment of the purchase price, if any, be duly authorized, validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges created by Eastside in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

b.	Stockholder Approval. Eastside will use commercially reasonable efforts to obtain from its stockholders as soon as possible following the date hereof such approval as is required by applicable law and/or rules of the Trading Market to effect all material terms of this Agreement (the “Stockholder Approval”), including without limitation approval to amend its articles of incorporation to increase its authorized Common Stock to a number of shares that equals or exceeds six million (6,000,000) shares. Eastside covenants that, inter alia, it will engage a proxy solicitation firm with a national reputation to solicit the votes needed for Stockholder Approval. Upon receiving the Stockholder Approval, Eastside will reserve for issuance to SPV, Bigger/D2 and TQLA from its duly authorized and unissued capital stock a number of shares of Common Stock that equals or exceeds the Requisite Reserve.

c.	Stockholder Approval Failure. The “Stockholder Approval Deadline” shall be the earlier of (a) the first date on which Eastside has no authorized and unissued shares of Common Stock available for issuance and (b) March 31, 2024. At any time during the period commencing on the Stockholder Approval Deadline and ending at such time that SPV ceases to own any SC Preferred, if Eastside has not obtained the Stockholder Approval (an “Approval Failure”), then, in addition to SPV’s other available remedies, Eastside shall pay to SPV, in cash, as partial liquidated damages and not as a penalty, by reason of any delay in or reduction of its ability to convert or exercise the Derivatives and/or sell the Potential Shares, monthly cash payments in the amount of Ninety Thousand Dollars ($90,000) each (with each monthly payment pro-rated for the number of days of each calendar month during which such Approval Failure remains uncured), beginning from the first month during which any Approval Failure occurs and for each calendar month thereafter, until the earlier of (a) the date such Approval Failure is cured and (b) the first anniversary of the Stockholder Approval Deadline. The payments to which SPV shall be entitled pursuant to this Section 14(c) are referred to herein as “Approval Failure Payments.” Approval Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Approval Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Approval Failure Payments is cured.

d.	Restriction on Issuances.

i.	Until Stockholder Approval is achieved, without the prior written consent of Aegis, Bigger and District 2, to be granted in their sole and absolute discretion, Eastside will not issue any capital stock, securities convertible into capital stock, or options or warrants to purchase capital stock. As the complete exception to the restriction in the preceding sentence but subject in all cases to the restriction set forth in Section 15 below, Eastside will be permitted, notwithstanding the absence of Stockholder Approval, to issue:

1.	the Conversion Shares and the shares of SC Preferred to be issued to SPV upon any Reversion;

2.	capital stock issuable upon exercise of warrants or conversion of convertible instruments issued by Eastside prior to May 22, 2023;

3.	Common stock issuable as dividends with respect to Eastside’s outstanding Series B Preferred Stock;

4.	Common Stock issuable as compensation to members of Eastside’s Board of Directors pursuant to the compensation plan adopted by said Board on June 19, 2023 (the “2023 Eastside Compensation Plan”), a copy of which is attached as Appendix I hereto, provided that no such Common Stock may be valued or issued by Eastside pursuant to the 2023 Eastside Compensation Plan for this purpose at an effective price less than the Series C Conversion Price (as defined in the Certificate of Designation); and

5.	up to 375,000 shares of Common Stock sold by Eastside in an at-the-market public offering on or after June 14, 2023 (“ATM Shares”), provided the number of ATM Shares for purposes of this clause 7 shall be adjusted proportionally for any stock splits and/or reverse stock splits effected by Eastside after the Effective Date.

ii.	Without the prior written consent of Aegis, Bigger and District 2, to be granted in their sole and absolute discretion, Eastside will not issue any shares of SC Preferred to any Person, other than to SPV in accordance with this Agreement.

15.	Floor Price. At any time when SPV owns shares of SC Preferred, Eastside will not, without the prior written consent of Aegis, Bigger and District 2, offer or issue any Common Stock or securities convertible into Common Stock or options or warrants exercisable for Common Stock with an effective per share price less than the “Series C Conversion Price” then in effect (as defined in the Certificate of Designation) (any such issuance, a “Dilutive Issuance”) if upon any such Dilutive Issuance any provision of applicable law or of the rules of the Trading Market would prevent a reduction of the Series C Conversion Price as a result of such Dilutive Issuance in accordance with Section 5.8 of Exhibit A to the Certificate of Designation.

16.	Restriction on Additional Debt. At any time when any portion of any Remaining Note (as defined below) remains outstanding or not satisfied in full, without the prior written consent of the holder or holders of any and all outstanding Remaining Notes, Eastside will not, and will not permit any of its subsidiaries to, create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness secured by any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) of Eastside or any of its subsidiaries, other than Indebtedness of Eastside and/or Craft Canning, as applicable, under the Amended and Restated Senior Note and the A&R Bigger/D2 Secured Notes, subject to the Intercreditor Agreement.

As used in this Section 16, the term “Remaining Notes” shall mean, collectively, the Amended and Restated Senior Note, the A&R Bigger/D2 Secured Notes and the A&R Bigger/D2 Unsecured Notes (each, individually a “Remaining Note”); provided, however, that the A&R Bigger/D2 Unsecured Notes shall no longer be “Remaining Notes” for purposes of this Section 16 if at any time the aggregate unpaid principal amount of A&R Bigger/D2 Unsecured Notes that remains outstanding is equal to or less than $3,631,578.

17.	Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

18.	Restriction on New Liens. At any time when any portion of any Remaining Note remains outstanding or not satisfied in full, without the prior written consent of the holder or holders of any and all outstanding Remaining Notes, Eastside will not, and will not permit any of its subsidiaries to, create, incur, assume or suffer to exist any lien or other encumbrance of any nature whatsoever, on any property or assets of Eastside or any of its subsidiaries, other than: (a) the specific respective liens of LD, Aegis and Bigger/D2 on the assets of Eastside and/or Craft Canning, as applicable, securing the Amended and Restated Senior Note and the Bigger/D2 Secured Notes, in each case subject to the Intercreditor Agreement; and (b) Permitted Liens (as defined below). As used in this Agreement, the term “Permitted Liens” means (a) liens for taxes, fees, assessments, or other governmental charges or levies, for which adequate reserves in accordance with GAAP are being maintained; (b) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business, for which adequate reserves in accordance with GAAP are being maintained; (d) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution; and (e) cash deposits or pledges of an aggregate amount not to exceed $10,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business.

19.	Exchange Shares and Conversion Shares; Transfer Agent; Charges Taxes and Expenses.

a. Without limiting and not in substitution of the obligations of Eastside under the Registration Rights Agreement, if at any time the Common Exchange Shares, the SC Preferred Exchange Shares or the Conversion Shares are eligible for resale under Rule 144 promulgated by the Securities and Exchange Commission (the “Commission”) under the 1933 Act, Eastside covenants to, upon the written request of SPV, use best efforts to cause the removal of any legend from the Common Exchange Shares, the SC Preferred Exchange Shares and the Conversion Shares (including by delivering an opinion of Eastside’s counsel to Eastside’s transfer agent at its own expense to ensure the foregoing). Eastside expressly acknowledges that Rule 144(d)(3)(ii) promulgated under the 1933 Act, as currently in effect, provides that the Conversion Shares issued to SPV upon any conversion of the SC Preferred Exchange Shares shall be deemed to have been acquired at the same time as the SC Preferred Exchange Shares, and agrees not to take any position to the contrary.

b. Following the Stockholder Approval Deadline, the legend set forth in the Common Exchange Shares shall be removed and Eastside shall cause its transfer agent to issue book entry statements without such legend or any other legend to the holder of the securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company if (i) such securities are sold or transferred pursuant to the effective registration statement registering the securities for resale (during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement) or Rule 144, or (ii) such securities are eligible for sale under Rule 144, without the requirement for Eastside to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (A) one year from the Closing or (B) Rule 144 becoming available for the resale of securities, without the requirement for Eastside to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, upon request of SPV, Eastside shall cause its counsel to issue to its transfer agent a legal opinion in a form reasonably satisfactory to SPV authorizing and directing the transfer agent to take action in accordance with this Section 19(b). Any fees (with respect to the transfer agent, Eastside’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by Eastside. Following such time as a legend is no longer required for the Common Exchange Shares, Eastside will no later than two (2) Trading Days following the delivery by SPV to Eastside (with notice to Eastside) of a legended book entry statement representing Conversion Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) (such second (2nd) Trading Day, the “Legend Removal Date”), deliver or cause to be delivered via the Depository Trust Company to SPV such securities that are free from all restrictive and other legends. Eastside may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 19(b). Electronic certificates for Common Exchange Shares subject to legend removal hereunder may be transmitted by the transfer agent to SPV by crediting the account of SPV’s prime broker with the Depository Trust Company as directed by SPV.

c. Eastside acknowledges that a breach by it of its obligations under this Section 19 will cause irreparable harm to SPV. Accordingly, Eastside acknowledges that the remedy at law for a breach of its obligations under this Section 19 will be inadequate and agrees, in the event of a breach or threatened breach by Eastside of the provisions of this Section 19, that SPV shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

d. If Eastside shall fail for any reason or for no reason to issue via the Depository Trust Company to SPV Common Stock that is free from all restrictive and other legends within two (2) Trading Days of receipt of all documents necessary for the removal of the legend on the Common Stock, then, in addition to all other remedies available to SPV, if on or after the Trading Day immediately following such two (2) Trading Day period, SPV purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that SPV anticipated receiving from Eastside without any restrictive legend (a “Buy-In”), then Eastside shall, within two (2) Trading Days after SPV’s request and in SPV’s sole discretion, (A) pay in cash to SPV the amount by which (x) SPV’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that SPV was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions). SPV shall provide Eastside written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to SPV in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by Eastside. Nothing herein shall limit SPV’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Eastside’s failure to timely deliver shares of Common Stock upon conversion of the shares of SC Preferred, the Bigger/D2 Warrants or the Convertible Notes as required pursuant to the terms hereof.

e. Eastside agrees to timely file a Form D with respect to the Common Exchange Shares, SC Preferred Exchange Shares and Conversion Shares as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to SPV, promptly upon request of SPV. Eastside shall take such action as SPV shall reasonably determine is necessary in order to obtain an exemption, or to qualify, the Common Exchange Shares, SC Preferred Exchange Shares and Conversion Shares, for issuance to SPV under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of SPV.

f. Issuance of the Common Exchange Shares, SC Preferred Exchange Shares and Conversion Shares shall be made without charge to SPV for any issue or transfer tax or other incidental expense in respect of the issuance of such Common Exchange Shares, SC Preferred Exchange Shares and Conversion Shares, all of which taxes and expenses shall be paid by Eastside. Eastside shall pay all fees charged by its transfer agent, including any fees assessed to its transfer agent by Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day processing of any Notice of Conversion (as defined in the Certificate of Designation) and for same-day electronic delivery of the Conversion Shares.

g. Eastside agrees to maintain a transfer agent that is a participant in the Fast Automated Securities Transfer Program (FAST) so long as any shares of SC Preferred are held by SPV.

V. REPRESENTATIONS AND WARRANTIES

20.	Representations by SPV. SPV represents and warrants to Eastside as follows:

a.	SPV Qualification. SPV is an “accredited investor”, as such term is defined in Regulation D promulgated under the 1933 Act. Its principals are experienced in investments and business matters, have made investments of a speculative nature, and have such knowledge and experience in financial, tax, and other business matters as to enable SPV to utilize the information made available by Eastside to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.

b.	Nature of Investment. SPV is able to bear the risk of this investment for an indefinite period and to afford a complete loss thereof. SPV is acquiring the Exchange Shares for SPV’s own account for investment and not with a view toward any public offering, resale or distribution of the Exchange Shares.

c.	Information on Eastside. SPV has been furnished with or has had access at the EDGAR Website to Eastside’s Form 10-K for the year ended December 31, 2022 and all reports, schedules, forms, statements and other documents required to be filed by it with the Commission (collectively, the “Reports”). In addition, SPV has received in writing from Eastside such other information concerning its operations, financial condition, and other matters as SPV has requested in writing, and considered all factors SPV deems material in deciding on the advisability of investing in the Eastside’s equity securities.

d.	Restricted Security. SPV is aware that neither the sale of the SC Preferred Exchange Shares nor the sale of the Common Deal Shares has been registered under the Securities Act of 1933, as amended (the “1933 Act”) or under the securities laws of any country, state or province. Therefore, those securities cannot be resold without registration under the 1933 Act or unless an exemption from registration is available.

21.	Representations by Eastside. As of the date hereof, Eastside represents and warrants to SPV the following, except as set forth in the Reports (but (i) without giving effect to any amendment thereof filed with, or furnished to the Commission on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature):

a.	Due Incorporation. Eastside is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. Eastside is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of Eastside taken as a whole.

b.	Authority; Enforceability. This Agreement, the Certificate of Designation, the Registration Rights Agreement, the Note Purchase Agreement with LDI, the Amended and Restated TQLA Warrant, the Amended and Restated Bigger/D2 Warrants, any other agreements delivered together with this Agreement or in connection therewith (collectively “Transaction Documents”) have been duly authorized, executed, and delivered by Eastside and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. Eastside has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder, including, without limitation, (i) the issuance of the Exchange Shares and (ii) the reservation and issuance of the Conversion Shares in accordance with the Certificate of Designation and the terms of this Agreement (subject to any Stockholder Approval that may be required); provided, for the avoidance of doubt and notwithstanding anything to the contrary set forth herein, Eastside represents and warrants specifically that neither any Stockholder Approval nor any consent or approval of any stockholder of Eastside is required for the issuance to SPV of the Exchange Shares in the Debt-for-Equity Exchange.

c.	Capitalization. Eastside is authorized to issue (i) 1,750,000 shares of Common Stock of which, as of the date of this Agreement, 1,242,760 shares were issued and outstanding and 42,500 shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share, of which, as of the date of this Agreement, 2,500,000 shares designated as Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”) were issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.

d.	Consents. No consent, approval, authorization, or order of any court, governmental agency or body or arbitrator having jurisdiction over Eastside, or any of its Affiliates, any Trading Market, or Eastside’s stockholders is required for the execution by Eastside of the Transaction Documents or, except for any Stockholder Approval that may be required under the terms of this Agreement, the compliance and performance by Eastside of its obligations under the Transaction Documents, including, without limitation, (i) the issuance and sale of the Exchange Shares and (ii) the reservation and issuance of the Conversion Shares in accordance with the Certificate of Designation and the terms of this Agreement; provided, for the avoidance of doubt and notwithstanding anything to the contrary set forth herein, Eastside represents and warrants specifically that neither any Stockholder Approval nor any consent or approval of any stockholder of Eastside is required for the issuance to SPV of the Exchange Shares in the Debt-for-Equity Exchange. Eastside is not in violation of the requirements of the Trading Market and, except as disclosed in Current Reports on Form 8-K, has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

e.	Litigation. Except as set forth in the Reports, there is no pending or, to the best knowledge of Eastside, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over Eastside, or any of its Affiliates that would affect the execution by Eastside of, or the performance by Eastside of its obligations under, the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of Eastside, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over Eastside, or any of its Affiliates which litigation, if adversely determined, would have a Material Adverse Effect.

f.	Information Concerning Eastside. During the two (2) years prior to the date hereof, Eastside has timely filed all Reports required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended. The Reports contain all the information required to be disclosed therein under applicable law, rules and regulations of the Commission and applicable accounting requirements as of their respective dates. As of their respective dates, the financial statements of Eastside included in the Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Eastside as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Reports, there has been no Material Adverse Event relating to Eastside’s business, financial condition, or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

g.	Intellectual Property. Eastside has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with its businesses as described in the Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and Eastside has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated, or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Except as disclosed in the Reports, Eastside has not received, since the Latest Financial Date, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of Eastside, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

h.	No Undisclosed Events, Liabilities, Developments, or Circumstances. Except as disclosed in the Reports, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to Eastside or any of its businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by Eastside under applicable securities laws on a registration statement on Form S-1 filed with the Commission relating to an issuance and sale by Eastside of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on SPV’s investment hereunder, or (iii) could have a Material Adverse Effect.

i.	Rule 144(i). Eastside is not an issuer under Rule 144(i) of the 1933 Act.

VI. MISCELLANEOUS

22.	General

a.	Governing Law; Jurisdiction. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. Each Party irrevocably consents to the exclusive jurisdiction of any court within the State of Nevada (except for purposes of enforcing a judgment), including, federal courts with concurrent jurisdiction, for the purpose of resolving any dispute arising under this Agreement. Each Party waives any objection to venue or inconvenience of the forum in any such court.

b.	Specific Enforcement. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

c.	Invalidity; Reinstatement of Obligations. The Parties acknowledge and agree that the issuance by Eastside to SPV of the Exchange Shares pursuant to the Debt-for-Equity Exchange is essential and a condition to the willingness of Aegis, Bigger, District 2 and LDI to execute this Agreement and participate in the Debt-for-Equity Exchange. Accordingly, in consideration for the agreement of Aegis, Bigger, District 2 and LDI to consummate the Debt-for-Equity Exchange, the Parties agree that in the event of a final judgment by any court or governmental body of competent jurisdiction not stayed or vacated within thirty (30) days that the issuance by Eastside to SPV of the Exchange Shares pursuant to the Debt-for-Equity Exchange was unauthorized or invalid, then no later than thirty-five (35) days after entry of the final judgment (A) all Indebtedness and obligations of Eastside owing to (i) Aegis under the Senior Note, (ii) Bigger under the First Closing Bigger Secured Note and the Second Closing Bigger Secured Note, (iii) District 2 under the First Closing District 2 Secured Note and the Second Closing District 2 Secured Note, and (iv) LDI under the LDI Note, in each case, outstanding immediately prior to the consummation of the Debt-for-Equity Exchange, shall be reinstated in full, effective as of the time immediately prior to the consummation of the Debt-for-Equity Exchange and (B) SPV shall deliver to Eastside certificates, if any, stock powers with medallion signature guarantees and any other documentation necessary to cause Eastside’s transfer agent to record the surrender to Eastside of all Exchange Shares that remain in SPV’s possession or control or are in the possession or control of any member of SPV or any affiliate of any member of SPV.

d.	Amendments. This Agreement may not be modified or amended except pursuant to a written instrument executed by all of the Parties.

e.	Notices. Any notice with respect to this Agreement must be in writing and must be either personally delivered or sent by reputable overnight courier service (charges prepaid) or sent via electronic mail to the recipient at the address indicated on the first page hereof or such other address or to the attention of such other Person as the recipient Party shall have specified by prior written notice to the sending Party. Any notice under this Agreement shall be deemed to have been given (i) at the time and on the date personally delivered if delivered by hand, (ii) on that date that is one (1) business day following the mailing of such notice by reputable overnight courier service, or (iii) at the time and on the date shown in a delivery confirmation report generated by the sender’s email system which indicates that delivery of the email to the recipient’s email address has been completed, if sent by electronic mail.

f.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile, .pdf, or other electronic signatures shall be deemed acceptable and binding.

(The remainder of this page is intentionally blank.)

IN WITNESS WHEREOF, the parties have executed this Agreement.

EASTSIDE DISTILLING, INC.		AEGIS SECURITY INSURANCE COMPANY

By:	/s/ Geoffrey Gwin	By:	/s/ Patrick Kilkenny
	Geoffrey Gwin, CEO		Patrick Kilkenny, Chairman

BIGGER CAPITAL FUND, LP		DISTRICT 2 CAPITAL FUND LP

By:	Bigger Capital Fund GP, LLC	By:	District 2 GP, LLC

By:	/s/ Michael Bigger	By:	/s/ Michael Bigger
	Michael Bigger, Managing Member		Michael Bigger, Managing Member

TQLA, LLC		LD INVESTMENTS, LLC

By:	/s/ Stephanie Kilkenny	By:	/s/ Patrick Kilkenny
	Stephanie Kilkenny, Manager		Patrick Kilkenny, Managing Member

THE B.A.D. COMPANY, LLC

By:	Bigger Capital, LLC

By:	/s/ Michael Bigger
Michael Bigger, Manager

[Signature Page to Debt Satisfaction Agreement]

APPENDICES

A.	Exhibit A to Certificate of Designation Establishing Series C Preferred Stock of Eastside Distilling, Inc.

B.	Registration Rights Agreement

C.	Intercreditor Agreement

D.	LDI Note Purchase Agreement

i.	Exhibits to LDI Note Purchase Agreement

1.	Appendix A: Form of LDI Note

E.	Amended and Restated TQLA Warrant

F.	Aegis First Amendment Agreement

i.	Exhibits to Aegis First Amendment Agreement

1.	Exhibit A: Amended and Restated Senior Note

2.	Exhibit B: Amended and Restated Note Guaranty

G.	Bigger/D2 Second Amendment Agreement

H.	Bigger/D2 Third Amendment Agreement

i.	Exhibits to Bigger/D2 Third Amendment Agreement

1.	Exhibit A: A&R Bigger Secured Note
2.	Exhibit B: A&R District 2 Secured Note
3.	Exhibit C: A&R Bigger/D2 Security Agreement
4.	Exhibit D: A&R Bigger Warrant
5.	Exhibit E: A&R District 2 Warrant
6.	Exhibit F: A&R First Bigger Unsecured Note
7.	Exhibit G: A&R Second Bigger Unsecured Note
8.	Exhibit H: A&R First District 2 Unsecured Note
9.	Exhibit I: A&R Second District 2 Unsecured Note

I.	Eastside Distilling, Inc. 2023 Compensation Plan

APPENDIX A

Exhibit A to Certificate of Designation Establishing Series C Preferred Stock of Eastside Distilling, Inc.

EXHIBIT A

TO

CERTIFICATE OF DESIGNATION

ESTABLISHING SERIES C PREFERRED STOCK OF

EASTSIDE DISTILLING, INC.

A Nevada Corporation

Eastside Distilling, Inc., a Nevada corporation (the “Corporation”), hereby establishes and designates Two Hundred Forty Thousand (240,000) shares of its preferred stock, $0.0001 par value per share, as Series C Preferred Stock (the “Series C Preferred Stock”). The voting powers, designations, preferences, privileges, limitations, restrictions, and relative rights of the Series C Preferred Stock relative to those of the common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) and any other class or series of stock of the Corporation are set forth in this Certificate of Designation Establishing Series C Preferred Stock of the Corporation (the “Certificate”).

1. Stated Value. Each share of Series C Preferred Stock shall have a stated value equal to $28.025 (the “Stated Value”).

2. Liquidation. Upon the liquidation, dissolution and winding up of the Corporation, or upon the effective date of a consolidation, merger or statutory share exchange in which the Corporation is not the surviving entity (generically, a “Liquidation Event”), the holder of each share of the Series C Preferred Stock (a “Holder”) shall be entitled to a  distribution prior to  and in preference of the holders of the Common Stock. In determining the appropriate distribution of available cash among the Holders of Series C Preferred Stock, each share of Series C Preferred Stock shall be deemed to have been converted into the number of shares of the Corporation’s Common Stock into which that Holder’s Series C Preferred Stock could be converted on the record date for the distribution without taking into account the restriction on conversion set forth in Section 5.3.7 hereof. Notwithstanding the forgoing, upon a Liquidation Event, the holders of each share of the Corporation’s Series B Preferred Stock will be entitled to a distribution prior to and in preference of the Holders of Series C Preferred Stock in accordance with the terms of the Certificate of Designation Establishing Series B Preferred Stock Of Eastside Distilling, Inc.

3. Dividends. In the event the Corporation declares a dividend payable in cash or stock to holders of any class of stock, the Holder of each share of Series C Preferred Stock shall be entitled to receive a dividend equal in amount and kind to that payable to the holder of the number of shares of the Corporation’s Common Stock into which that Holder’s Series C Preferred Stock could be converted on the record date for the distribution without taking into account the restriction on conversion set forth in Section 5.3.7 hereof.

4. Voting.

4.1 General. Except as required by applicable law and as set forth in Section 4.2 below, the Holders of Series C Preferred Stock shall have no voting rights by reason thereof; provided for the avoidance of doubt, that nothing in this Section 4.1 shall be deemed to limit a Holder’s voting rights with respect to shares of any other class of the Corporation’s capital stock held by such Holder from time to time.

4.2 Series C Preferred Stock Protective Provisions. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the Holders of more than fifty percent (50%) of the then outstanding shares of Series C Preferred Stock, voting or consenting (as the case may be) separately as a class, shall be required in order to effect any amendment, restatement, amendment and restatement, supplement or other change or modification to the Corporation’s Articles of Incorporation (the “Articles”), Bylaws or this Certificate, to the extent that such amendment, restatement, amendment and restatement, supplement or other modification or change, as applicable, would adversely affect any of the preferences, privileges, relative rights or other rights of the Series C Preferred Stock, and any such amendment, restatement, amendment and restatement, supplement or other change or modification purported to be effected without such vote or consent shall be null and void ab initio, and of no force or effect.

5. Conversion. The Holders of the Series C Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

5.1 Right to Convert.

5.1.1 Conversion Ratio. Each share of Series C Preferred Stock shall be convertible, at the option of the Holder thereof, at any time and from time to time, and without the payment of additional consideration by the Holder thereof, into such number of fully paid and non-assessable shares of Common Stock equal to the ratio determined by dividing (A) the Stated Value of such share of Series C Preferred Stock by (B) the Series C Conversion Price (as defined below) in effect at the time of conversion (the “Conversion Ratio”). The “Series C Conversion Price” shall initially be Three Dollars and Five Cents ($3.05). The Series C Conversion Price shall be subject to adjustment as provided in Sections 5.4 through 5.8 below, and for the avoidance of doubt, any adjustment to the Series C Conversion Price as provided in Section 5.4 through 5.8 below shall result in a concordant adjustment to the number of shares of Common Stock into which each share of Series C Preferred Stock may be converted pursuant to the formula set forth in the first sentence of this Section 5.1.1 for determining the Conversion Ratio.

5.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution, or winding up of the Corporation or a Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for payment of any amounts distributable to the Holders of Series C Preferred Stock by reason of such event.

5.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

5.3 Mechanics of Conversion.

5.3.1 Notice of Conversion. In order for a Holder of Series C Preferred Stock to convert shares of Series C Preferred Stock into shares of Common Stock, such Holder shall (a) provide written notice to the Corporation that such Holder elects to convert all or any number of such Holder’s shares of Series C Preferred Stock on the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. The Notice of Conversion shall state the Holder’s name or the names of the nominees in which the Holder wishes the shares of Common Stock to be issued. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. The “Conversion Date” with respect to any conversion of Series C Preferred Stock hereunder (or the date on which any such conversion shall be deemed effective), shall be the date on which the Notice of Conversion with respect to such conversion is delivered to the Corporation. The shares of Common Stock issuable upon conversion of the specified shares of Series C Preferred Stock in a Notice of Conversion shall be deemed to be outstanding of record as of the Conversion Date with respect to such Notice of Conversion. Not later than two (2) Trading Days following the Conversion Date with respect to any conversion of Series C Preferred Stock hereunder (the “Share Delivery Date”), the Corporation shall cause the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock specified in the applicable Notice of Conversion to be transmitted by the Corporation’s transfer agent to the Holder or its nominee’s balance account with The Depository Trust Company through its Deposit Withdrawal Agent Commission System, provided that at least one of the following two conditions is met as of the Conversion Date: (1) there is an effective registration statement permitting the issuance of the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock specified in the Notice of Conversion or the resale of such shares of Common Stock by the Holder and (2) the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock specified in the Notice of Conversion are eligible for resale by the Holder pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “DWAC Delivery Conditions”); provided, that solely in the case that neither of the DWAC Delivery Conditions is met as of the Conversion Date, the Corporation shall cause the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock specified in the Notice of Conversion to be transmitted by no later than the Share Delivery Date by the Corporation’s transfer agent to the account of the Holder or its nominee by book entry transfer, and shall cause the Transfer Agent to deliver to the Holder evidence of such book entry transfer by no later than the Share Delivery Date. In addition, upon delivery of any Notice of Conversion to the Corporation by a Holder, by no later than the Share Delivery Date, the Corporation shall (i) pay in cash to the Holder such amount as provided in Subsection 5.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (ii) pay all declared but unpaid dividends on the shares of Series C Preferred Stock so converted. If the Corporation fails for any reason to cause delivery to the Holder or its nominee of the shares of Common Stock issuable upon a conversion of Series C Preferred Stock in accordance with this Section 5.3.1 on or prior to the applicable Share Delivery Date, the Corporation shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of shares of Common Stock issuable pursuant to such conversion (based on the number of shares of Common Stock issuable pursuant to such conversion and the VWAP of the Common Stock on the applicable Conversion Date), $5 per Trading Day (increasing to $10 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such shares of Common Stock are delivered or the Holder rescinds such conversion.

5.3.2 Rescission Rights. If the Corporation fails to cause its transfer agent to transmit to the Holder or its nominee the shares of Common Stock issuable upon a conversion of Series C Preferred Stock in accordance with the provisions of Section 5.3.1 on or prior to the applicable Share Delivery Date, the Holder will have the right to rescind such conversion by written notice to the Corporation.

5.3.3 Compensation for Buy-In on Failure to Timely Deliver Shares Upon Conversion. In addition to any other rights available to a Holder, if the Corporation fails to cause its transfer agent to transmit to the Holder or its nominee the shares of Common Stock issuable upon a conversion of Series C Preferred Stock in accordance with the provisions of Section 5.3.1 on or prior to the applicable Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Corporation shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of shares of Common Stock that the Corporation was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the number of shares of Series C Preferred Stock for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Corporation timely complied with its conversion and delivery obligations hereunder. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder under any other Section hereof or under applicable law with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the Series C Preferred Stock as required pursuant to the terms hereof; provided, however, that any amount payable by the Corporation to a Holder pursuant to this Section 5.3.3 shall be reduced by any amount paid by the Corporation to that Holder as liquidated damages pursuant to Section 5.3.1 hereof.

5.3.4 Reservation of Shares. The Corporation shall at all times when the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles.

5.3.5 Effect of Conversion. All shares of Series C Preferred Stock which shall have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate on the Conversion Date, except only the right of the Holders thereof (i) to receive shares of Common Stock in exchange therefor on or prior to the applicable Share Delivery Date in accordance with Section 5.3.1, (ii) to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Subsection 5.2, (iii) to receive payment of any dividends declared but unpaid thereon, and (iv) if the Corporation fails to transmit to the Holder or its nominee the shares of Common Stock issuable upon a conversion of Series C Preferred Stock in accordance with the provisions of Section 5.3.1 on or prior to the applicable Share Delivery Date, to payment of liquidated damages in accordance with Section 5.3.1 and to any payment due in respect of a Buy-In in accordance with Section 5.3.2, as applicable. Any shares of Series C Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly. Notwithstanding anything to the contrary set forth herein and for the avoidance of doubt, any shares of Series C Preferred Stock subject to a conversion that is rescinded by a Holder in accordance with this Section 5 shall not be deemed converted and all rights of such Holder with respect to such shares of Series C Preferred Stock shall remain intact as if such conversion had never occurred.

5.3.6 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C Preferred Stock pursuant to this Section 5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the Person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

5.3.7 Conversion Limitations. The Corporation shall not effect any conversion of any shares of Series C Preferred Stock, and a Holder shall not have the right to effect any such conversion of any of his, her or its shares of Series C Preferred Stock, pursuant to Section 5 or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons “Attribution Parties”)), would beneficially own voting stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 5.3.7, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon any conversion with respect to which a Notice of Conversion has been given, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted shares of Series C Preferred Stock beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other derivative securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5.3.7 applies, the determination of the number of shares of Series C Preferred Stock that are convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination as to the number of shares of Series C Preferred Stock that are convertible, in each case subject to the Beneficial Ownership Limitation, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 9.99% of the Cumulative Voting Power outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon the conversion specified in the Notice of Conversion. For purposes of this Section 5.3.7, the “Cumulative Voting Power” shall be the sum of the votes that may be cast at a meeting of the Corporation’s shareholders by the record holders of securities issued by the Corporation which by their terms provide the holder of such securities the right to cast votes on any proposal presented for vote of the shareholders. For purposes of this Section 5.3.7, in determining the Cumulative Voting Power, a Holder may rely on the information pertaining to the Cumulative Voting Power reflected in (A) the Corporation’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent written notice by the Corporation or its transfer agent setting forth the number of shares of Common Stock and/or the number of shares of other classes of stock with voting rights outstanding. Upon the written request of a Holder (which, for clarity, includes electronic mail), the Corporation shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock and number of shares of other classes of voting stock then outstanding. In any case, the Cumulative Voting Power shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock or such number of outstanding shares of other classes of voting stock, as applicable, was reported. The Holder, upon not less than 61 days’ prior notice to the Corporation, may increase the percentage of Cumulative Voting Power that defines the Beneficial Ownership Limitation to 19.99%.

5.4 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the filing date of this Certificate (the “Effective Date”) effect a subdivision of the outstanding Common Stock, the Series C Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Effective Date combine the outstanding shares of Common Stock, the Series C Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

5.5 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Effective Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on Common Stock in additional shares of Common Stock, then and in each such event the Series C Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price then in effect by a fraction:

(1)   the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2)   the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) no such adjustment shall be made if the Holders of Series C Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series C Preferred Stock had been converted into Common Stock on the date of such event.

5.6 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Effective Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 5.5 do not apply to such dividend or distribution, then and in each such event provision shall be made so that the Holders of the Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the kind and amount of securities of the Corporation, cash or other property which they would have been entitled to receive had the Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the Holders of the Series C Preferred Stock; provided, however, that no such provision shall be made if the holders of Series C Preferred Stock receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as they would have received if all outstanding shares of Series C Preferred Stock had been converted into Common Stock on the date of such event.

5.7 Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which Common Stock (but not the Series C Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 5.5 or 5.6), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series C Preferred Stock shall thereafter be convertible, in lieu of Common Stock into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series C Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 5.7 with respect to the rights and interests thereafter of the Holders of the Series C Preferred Stock, to the end that the provisions set forth in this Section 5.7 (including provisions with respect to changes in and other adjustments of the Series C Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series C Preferred Stock.

5.8 Subsequent Equity Sales.

5.8.1 Adjustment for Subsequent Equity Sales. If, at any time, the Corporation sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Convertible Securities (other than Excluded Securities) for, or entitling any Person to acquire shares of Common Stock at, an effective price per share that is lower than the Series C Conversion Price then in effect (such lower price, the “Reset Series C Conversion Price” and such issuances, collectively, “Dilutive Issuances”) (it being understood and agreed that if any holder of the Common Stock or Convertible Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Series C Conversion Price, such issuance shall be deemed to have occurred for less than the Series C Conversion Price on such date of the Dilutive Issuance at such effective price), then the Series C Conversion Price shall be reduced to such lower Reset Series C Conversion Price. Each and any reduction of the Series C Conversion Price hereunder shall be made whenever the relevant Common Stock or Convertible Securities are issued. The Corporation shall notify the Holders of Series C Preferred Stock in writing, no later than the first Trading Day following the issuance of any Common Stock or Convertible Securities constituting a Dilutive Issuance under this Section 5.8.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, a “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 5.8.1, upon the occurrence of any Dilutive Issuance, any Holder exercising its Conversion Rights shall be entitled to receive a number of shares of Common Stock based upon the Reset Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Reset Conversion Price in the Notice of Conversion.

5.8.2 Excluded Securities. For purposes of Section 5.8.1, “Excluded Securities” means (i) securities issued upon the conversion or exercise of any Option or other Convertible Security which is outstanding as of the Effective Date; (ii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock approved by the Corporation’s shareholders; (iii) Common Stock, Options, or Convertible Securities issued to banks, equipment lessors or other financial institutions pursuant to a debt financing or equipment leasing approved by the Board of Directors of the Corporation; (iv) shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors of the Corporation; (v) shares of Common Stock, Options or Convertible Securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization, each as approved by the Board of Directors of the Corporation and the shareholders of the Corporation, (vi) Common Stock issued as dividends on the Corporation’s outstanding Series B Preferred Stock, (vii) up to 375,000 shares of Common Stock sold by the Corporation in an at-the-market public offering on or after June 14, 2023 (the “ATM Shares”), provided the number of ATM Shares for purposes of this clause (vii) shall be adjusted proportionally for any stock splits and/or reverse stock splits effected by the Corporation after the Effective Date; and (viii) any other securities that are classified as “Excluded Securities” for the purposes of Section 5.8.1 by the written consent of the Holders of more than fifty percent of the outstanding shares of Series C Preferred Stock.

5.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section 5, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than fifteen (15) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series C Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any Holder of Series C Preferred Stock (but in any event not later than five (5) days thereafter), furnish or cause to be furnished to such Holder a certificate setting forth (i) the Series C Conversion Price then in effect (reflecting all adjustments and readjustments pursuant to this Section 5), and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series C Preferred Stock.

5.10 Notice of Record Date. In the event:

(a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series C Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b) of any capital reorganization of the Corporation, any reclassification of Common Stock of the Corporation, or any Liquidation Event,

then, and in each such case, the Corporation will send or cause to be sent to the Holders of the Series C Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series C Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series C Preferred Stock and Common Stock. Such notice shall be sent at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

6. No Preemptive Rights. Holders of Series C Preferred Stock shall have no preemptive rights except pursuant to a written agreement by and between such Holder of Series C Preferred Stock and the Corporation.

7. Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at 2321 NE Argyle Street, Unit D, Portland, OR 97211, email: ggwin@eastsidedistilling.com, or such other address or email address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, or sent by a nationally recognized overnight courier service or email addressed to each Holder at the address or email address of such Holder appearing on the books of the Corporation, or such other address or email address as such Holder may specify for such purposes by notice to the Corporation delivered in accordance with this Section. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in or pursuant to this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via email at the email address specified in or pursuant to this Section between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

8. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Options” means any rights, warrants, or options to subscribe for, purchase, or otherwise acquire shares of Common Stock or Convertible Securities.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Trading Day” means a day on which the shares of the Corporation’s Common Stock are traded on the Nasdaq Capital Market; provided, however, that in the event that the shares of Common Stock are not listed or quoted on the Nasdaq Capital Market, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or State of Nevada are authorized or required by law or other government action to close.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTC Markets QB Tier (or any successors to any of the foregoing).

“VWAP” means, for any date, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).

* * * * *

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO

CONVERT SHARES OF SERIES C PREFERRED STOCK)

Dated: ___________

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C Preferred Stock indicated below, into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Eastside Distilling, Inc., a Nevada corporation (the “Corporation”), as of the date written above. No fee will be charged to the Holder for any conversion.

Conversion Calculations:

Number of shares of Series C Preferred Stock owned prior to Conversion: ____________________

Number of shares of Series C Preferred Stock to be Converted: ____________________

Number of shares of Common Stock to be Issued: ____________________

Applicable Series C Conversion Price: ____________________

Applicable Conversion Ratio: ________________________

The shares of Common Stock shall be issued in the name of undersigned Holder or to its nominee as specified below:

_____________________________________

The shares of Common Stock shall be issued to the following DWAC Account Number:

DTC Participant:
DTC Number:
Account Number:

Name of Holder: _________________________________________

Signature of Authorized Signatory of Holder: _____________________________

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ______________________________________________

APPENDIX B

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 29, 2023, by and between Eastside Distilling, Inc., a Nevada corporation (the “Company”) and The B.A.D. Company, LLC, a Delaware limited liability company (“SPV”).

R E C I T A L S

WHEREAS, pursuant to that certain Debt Satisfaction Agreement, dated as of the date hereof, by and among the Company and the SPV (the “Debt Satisfaction Agreement”), the SPV is acquiring two hundred ninety-six thousand seven hundred twenty-two (296,722) shares (the “Common Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and two hundred thousand (200,000) (the “Preferred Shares”) of the Company’s Series C Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock”), which Preferred Shares are convertible into shares (“Conversion Shares”) of the Company’s Common Stock pursuant to the terms and conditions set forth in the Certificate of Designation of Series and Determination of Rights and Preferences of its Series C Preferred Stock;

WHEREAS, pursuant to the Debt Satisfaction Agreement, the Company and the SPV agreed to cooperate in good faith to enter into a registration rights agreement granting to the SPV demand registration rights (the “Registration Rights”) with respect to the Common Shares and the Conversion Shares.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Affiliate” (and any plural thereof) shall mean as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the first Person (including all Persons or entities that at any time prior to the termination of this Agreement become Affiliates of any person referred to in this Agreement). A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise;

“Associate” (and any plural thereof) has the meaning ascribed to such term under Rule 12b-2 promulgated by the Commission under the Exchange Act and shall include all persons or entities that at any time prior to the Termination of this Agreement become Associates of any person or entity referenced in this Agreement;

“Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act;

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

“Common Stock” shall have the meaning set forth in the Recitals hereof;

“Company” shall have the meaning set forth in the Preamble hereof;

“Conversion Shares” shall have the meaning set forth in the Recitals hereof;

“Debt Satisfaction Agreement” shall have the meaning set forth in the Recitals hereof;

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder;

“Holder” shall mean (a) each SPV, its Affiliates or Associates (solely in their capacity as holders of Registrable Securities), and (b) any Permitted Assignees under Section 3.3 hereof;

“Indemnified Party” shall have the meaning set forth in Section 2.4(c) hereof;

“Indemnifying Party” shall have the meaning set forth in Section 2.4(c) hereof;

“Issuer Free Writing Prospectus” shall mean an “Issuer Free Writing Prospectus” as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities;

“Losses” shall have the meaning set forth in Section 2.4(a) hereof;

“Participating Holders” shall mean any Holders participating in a Registration relating to the Registrable Securities;

“Permitted Assignees” shall have the meaning set forth in Section 3.3 hereof;

“Person” shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

“Preferred Shares” shall have the meaning set forth in the Recitals hereof;

“Prospectus” shall mean the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus;

“Register”, “Registered” and “Registration” shall mean a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement;

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“Registrable Securities” shall mean (a) the Common Shares acquired by SPV pursuant to the Debt Satisfaction Agreement, (b) the Conversion Shares, and (c) any other securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in conversion, exercise or replacement of or offered wholly or partly in any tender or exchange offer in consideration of any Registrable Securities described in (a) or (b); provided that as to any particular Registrable Securities, such securities shall cease to qualify as Registrable Securities for purposes of this Agreement upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective Registration Statement under the Act; (ii) the date on which such securities are sold pursuant to Rule 144; (iii) with respect to the Registrable Securities held by any Holder, 90 days after the last date in which such Holder or its Affiliates or Associates is an Affiliate of the Company, assuming at such time the Holder has held the Registrable Securities it intends to sell for at least six months and the Holder is permitted to sell such Registrable Securities under Rule 144(b)(1); and (iv) the date on which such Registrable Securities shall have ceased to be outstanding;

“Registration Expenses” shall have the meaning set forth in Section 2.2 hereof;

“Registration Rights” shall have the meaning set forth in the Recitals hereof;

“Registration Statement” shall mean any registration statement of the Company on Form S-1 or S-3 that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all material incorporated by reference in such registration statement;

“Securities Act” shall mean the Securities Act of 1933, as amended (or any successor statute thereto), and the rules and regulations promulgated thereunder; and

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

ARTICLE 2

REGISTRATION RIGHTS

2.1 Registration Statements. The Company agrees that, within thirty (30) calendar days following the Closing Date (as defined in the Debt Satisfaction Agreement), the Company will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale of the Registrable Securities and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 120th calendar day following the Closing Date and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon (1) SPV furnishing in writing to the Company such information regarding SPV, the securities of the Company held by SPV and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the Registration of the Registrable Securities, and (2) the execution and delivery to Company by SPV of such documents in connection with such Registration as the Company may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

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2.2 Rule 415 Limitation. Notwithstanding the registration obligations set forth in Section 2.1, if the staff of the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly file amendments to the Registration Statement as required by the SEC and/or withdraw the Registration Statement and file a new registration statement covering the maximum number of Registrable Securities permitted by the SEC to be registered for resale. The Company shall thereafter use commercially reasonable efforts to file with the SEC one or more subsequent registration statements to register for resale those Registrable Securities that were not registered on the Registration Statement.

2.3 Expenses of Registration. Except as otherwise provided in this Agreement, all expenses incurred by the Company incidental to the Company’s performance of or compliance with this Agreement (the “Registration Expenses”), including (a) all Registration and filing fees (including (i) with respect to Company filings required to be made with the Commission, all applicable securities exchanges and/or FINRA and (ii) compliance with securities or blue sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with blue sky qualifications of the Registrable Securities); (b) word processing, duplicating and printing expenses; (c) messenger, telephone and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of the Company’s independent certified public accountants (including, without limitation, the fees and disbursements in connection with any “comfort” letters pursuant to Section 2.3(j) of this Agreement), and other special experts retained by the Company, shall be borne by the Company. All fees and disbursements of counsel to any Holder(s), the expenses of any liability insurance obtained by any Holder(s) and transfer taxes incurred in connection with the offering of any Registrable Securities shall be borne by the Participating Holder(s).

2.4 Registration Procedures. In the case of each Registration effected by the Company subject to this Article 2, the Company will keep the Holders advised in writing as to the initiation of each Registration and, to the best of knowledge thereof, as to the completion thereof. At its expense, the Company will:

a) as promptly as practicable, prepare and file with the Commission such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (i) reasonably requested by the Participating Holder(s) (if any), (ii) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Participating Holder), or (iii) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

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b) notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as promptly as practicable after notice thereof is received by the Company (i) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (ii) to the extent any of the following relates to the Participating Holders or information supplied by the Participating Holders, of any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes and (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

c) promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of such Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason the Company shall have determined in good faith it necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

d) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Prospectus or any Issuer Free Writing Prospectus;

e) deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter;

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f)   on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify the offer or sale of the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as any Participating Holder reasonably (in light of such Participating Holder’s intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder to consummate the disposition of the Registrable Securities owned by such Participating Holder pursuant to such Registration Statement;

g) make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in underwritten public offerings;

h) in connection with an underwritten offering, enter into such customary agreements (including underwriting and indemnification agreements) and take such other customary and appropriate actions as the Participating Holder(s) or the managing underwriter, if any, reasonably requests in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

i)   use its commercially reasonable efforts to obtain for delivery to the managing underwriter, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in form and substance as is customarily given to underwriters in an underwritten secondary public offering;

j)   in the case of an underwritten offering, use commercially reasonable efforts to obtain for delivery to the Company and the managing underwriter, if any, a “comfort” letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants in an underwritten secondary public offering as may be reasonably requested;

k) cooperate with each Participating Holder and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

l)   use its commercially reasonable efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed if the listing of such securities is then permitted under the rules of such exchange and trading system;

m)   cooperate with the Participating Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates (or non-physical certificates, such as through the use of The Depositary Trust Company’s Direct Registration System), with requisite CUSIP numbers, representing Registrable Securities to be sold and not bearing any restrictive legends;

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n) use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s);

o) if requested by any Participating Holder, cause the Company’s transfer agent to deliver a statement to such Participating Holder’s clearing broker on the date on which the applicable Registration Statement is declared effective, in form and substance satisfactory to such Participating Holder, indicating that the Registration Statement has been declared effective and is usable for the resale of such Participating Holder’s Registrable Securities covered by such Registration Statement for the full period established with respect to such Registration Statement; and

p) make available for inspection by a representative of Participating Holders that are selling at least twenty percent (20%) of the Registrable Securities included in such Registration (and who is named in the applicable prospectus supplement as a Person who may be deemed to be an underwriter with respect to an offering and sale of Registrable Securities), the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or the managing underwriters(s), at the offices where normally kept, during reasonable business hours, financial and other records and pertinent corporate documents of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter, attorney or accountant in connection with such Registration Statement, in each case as shall be advisable to conduct a reasonable investigation within the meaning of the Securities Act; provided, that if any such information is identified by the Company as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and shall sign customary confidentiality agreements reasonably requested by the Company prior to the receipt of such information.

2.5 Liquidated Damages. If, after one hundred twenty (120) days from the Closing Date, the Company has not registered Registrable Securities pursuant to the requirements of Section 2.1 herein, or if the Registration Statement filed pursuant to Section 2.1 herein (and modified pursuant to Section 2.2, if applicable) is not declared effective, or if the Registrable Securities (or such number of them permitted to be registered pursuant to Section 2.2 hereof) are registered pursuant to an effective Registration Statement and such Registration Statement is not effective for a period thereafter in excess of thirty days during any calendar year, the Company shall, for each business day issue exceeding the aforesaid limits on which the Registration Statement is not effective, issue to the Participating Holder(s), as liquidated damages and not as a penalty, two (2) shares of Series C Preferred Stock for any such day, such issuance to be made no later than the tenth business day of the calendar month next succeeding the month in which such day of ineffectiveness occurs.

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The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Participating Holders from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

The parties hereto agree that the liquidated damages provided for in this Section 2.5 constitute a reasonable estimate of the damages that may be incurred by the Participating Holders by reason of the failure of the Registration Statement(s) to be filed or declared effective in accordance with the provisions hereof.

2.6 Indemnification.

a) Indemnification by the Company. With respect to each Registration which has been effected pursuant to this Article 2, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (i) each of the Participating Holders and each of its officers, directors, limited or general partners and members thereof, (ii) each member, limited or general partner of each such member, limited or general partner, (iii) each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each underwriter, if any, and each person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities, reasonable attorney’s fees and reasonable documented out of pocket expenses of investigating and defending a claim (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading), or (C) any violation by the Company of the Securities Act, the Exchange Act or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and will reimburse each of the Persons listed above, for any reasonable and documented legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses, provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission of material fact based upon written information furnished to the Company by the Participating Holders or underwriter and stated to be specifically for use therein. The liability imposed by this Section 2.6(a) will be in addition to any liability which the Company may otherwise have.

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b) Indemnification by the Participating Holders. Each of the Participating Holders agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such underwriter, each other Participating Holder and each of their respective officers, directors, partners and members, and each Person controlling such Participating Holder (within the meaning of the Securities Act or the Exchange Act) against any and all Losses arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance (including any notification or the like) made by such Participating Holder in writing or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Participating Holder therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading) and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Participating Holders hereunder shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Registration. The liability imposed by this Section 2.6(b) will be in addition to any liability which the Participating Holders may otherwise have.

c) Conduct of the Indemnification Proceedings. Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 unless the Indemnifying Party is prejudiced thereby. It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided, however, that where the failure to be provided separate legal counsel could potentially result in a conflict of interest on the part of such legal counsel for all Indemnified Parties, separate counsel shall be appointed for Indemnified Parties to the extent needed to alleviate such potential conflict of interest. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

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d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations, including any relative benefits obtained. The relative benefit received by the Company shall be deemed to be equal to the total value received or proposed to be received (after deducting expenses) by the Company pursuant to the sale of securities in any offering, if any. The relative benefit received by the Holders shall be deemed to be equal to the total value received or proposed to be received (after deducting expenses) by the Holders of securities in an offering, if any. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each of the Participating Holders hereunder shall be several and not joint and shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Registration and, provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.6(d), each Person, if any, who controls an underwriter or agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter or agent and each director of the Company, each officer of the Company who signed a Registration Statement, and each Person, if any, who controls the Company or a selling Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling Holder, as the case may be.

e) Subject to the limitations on the Holders’ liability set forth in Section 2.6(b) and Section 2.6(d), the remedies provided for in this Section 2.6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or equity. The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and survive the transfer of such securities by such Holder.

f) The obligations of the Company and of the Participating Holders hereunder to indemnify any underwriter or agent who participates in an offering (or any Person, if any, controlling such underwriter or agent within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting or agency agreement with such underwriter or agent containing an agreement by such underwriter or agent to indemnify and hold harmless the Company, each of its directors and officers, each other Participating Holder, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such Participating Holder against all Losses, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such underwriter or agent expressly for use in such filings described in this sentence.

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2.7 Participating Holders.

a) Each of the Participating Holders shall furnish to the Company such information regarding such Participating Holder and its partners and members, and the distribution proposed by such Participating Holder as the Company may reasonably request in writing and as shall be reasonably requested in connection with any Registration, qualification or compliance referred to in this Article 2.

b) If, either immediately prior to or subsequent to the effectiveness of any Registration Statement, any Participating Holder shall distribute Registrable Securities to its partners or members, such Participating Holder shall so advise the Company promptly and provide such information as shall be necessary to permit an amendment to such Registration Statement to provide information with respect to such partners or members, as selling security holders. As soon as is reasonably practicable following receipt of such information, the Company shall file an appropriate amendment to such Registration Statement reflecting the information so provided. Any incremental expense to the Company resulting from such amendment shall be borne by such Participating Holder.

c) Each Holder agrees that at the time that such Holder is a Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(c), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed.

2.8 Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time during which it is subject to such reporting requirements (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Holders holding a majority of the then outstanding Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 under the Securities Act).

2.9 Termination. The Registration Rights set forth in this Article 2 shall terminate and cease to be available as to any securities held by a Holder at such time as such Holder (after owning) first ceases to own any Registrable Securities.

2.10 Notwithstanding any provision of this Agreement to the contrary, in order for a Registration to be included as a Registration for purposes of this Article 2, the Registration Statement in connection therewith shall have been continually effective in compliance with the Securities Act and usable for resale for the full period established with respect to such Registration (except in the case of any suspension of sales pursuant to Section 2.4(c) hereof.

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2.11 Notwithstanding any provision of this Agreement to the contrary, if the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and related financial statements on Form 10-Q and Form 10-K, the Company shall use its reasonable best efforts to promptly file such post-effective amendment and may postpone or suspend effectiveness of such Registration Statement to the extent the Company determines necessary to comply with applicable securities laws; provided, that the period by which the Company postpones or suspends the effectiveness of a shelf Registration Statement pursuant to this Section 2.11 plus any suspension, deferral or delay pursuant to Section 2.4(c) shall not exceed 60 days in the aggregate in any twelve-month period.

ARTICLE 3

MISCELLANEOUS

3.1 Governing Law; Jurisdiction. This Agreement and any claim, controversy or dispute arising under this Agreement and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of Nevada without reference to the conflict of laws principles thereof. Each of the Holders and the Company (a) irrevocably and unconditionally submits to the sole and exclusive jurisdiction of the state or federal courts located in the State of Oregon for purposes of all legal proceedings arising out of this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction and venue by motion or other request for leave from any such court, (c) agrees that it shall not bring any action arising under this Agreement or otherwise in any court other than the state or federal courts located in the State of Oregon.

3.2 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, (a) if given by email, when sent to the email address set forth below, as applicable, and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this section:

If to the Company:

Eastside Distilling, Inc.
2321 NE Argyle Street, Unit D

Portland, Oregon 97211
Attention: Geoffrey Gwin
E-mail: ggwin@eastsidedistilling.com

With a copy to (which shall not constitute notice):

Robert Brantl, Esq.

181 Dante Avenue

Tuckahoe, NY 10707
Email: rbrantl21@gmail.com

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If to the Holders:

The B.A.D. Company, LLC

c/o District 2 Capital Fund LP

14 Wall Street, 2d Floor, Huntington, NY 11743         ___

E-mail: michael@district2capital.com

With a copy to (which shall not constitute notice):

Robert Gagne, Esq.

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

E-Mail: RGagne@olshanlaw.com

3.3 Successors and Assigns. Neither this Agreement nor any right or obligation hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties hereto and any purported assignment in violation of this provision shall be void; provided, however, that the rights and obligations hereunder of any Holder may be assigned, in whole or in part, to any Person who acquires such Registrable Securities that is an Affiliate of any Holder (each such Affiliate a “Permitted Assignee”). Any assignment pursuant to this Section 3.3 shall be effective and any Person shall become a Permitted Assignee only upon receipt by the Company of (a) a written notice from the transferring Holder stating the name and address of the transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and, if fewer than all of the rights attributable to a Holder hereunder are to be so transferred, the nature of the rights so transferred and (b) a written instrument by which the transferee agrees to be bound by all of the terms and conditions applicable to a Holder of such Registrable Securities. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

3.4 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

3.5 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTIONS, SUITS, DEMAND LETTERS, JUDICIAL, ADMINISTRATIVE OR REGULATORY PROCEEDINGS, OR HEARINGS, NOTICES OF VIOLATION OR INVESTIGATIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (B) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

3.6 Counterparts. This Agreement may be executed in two or more counterparts (including by email or facsimile signature), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

THE B.A.D. COMPANY, LLC:

By: Bigger Capital, LLC

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Manager

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APPENDIX C

Intercreditor Agreement

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made and entered into as of September 29, 2023 (the “Effective Date”) by and among Eastside Distilling, Inc., a Nevada corporation (together with its successors and assigns, including any receiver, trustee or debtor-in-possession, “Eastside”), Craft Canning + Bottling, LLC, an Oregon limited liability company and wholly-owned subsidiary of Eastside (together with its successors and assigns, including any receiver, trustee or debtor-in-possession, “Craft Canning”), Bigger Capital Fund, LP, a Delaware limited partnership (“Bigger”), District 2 Capital Fund LP, a Delaware limited partnership (“District 2”; Bigger and District 2 are referred to herein collectively as the “Bigger-District Creditors”, and each, individually, as a “Bigger-District Creditor”), and Aegis Security Insurance Company (“Aegis”).

R E C I T A L S

A. (I) On October 6, 2022, Eastside and Craft Canning entered into that certain Note Purchase Agreement dated as of October 6, 2022 (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “Aegis Note Purchase Agreement”) with Aegis pursuant to which, among other things, (i) Aegis purchased from Eastside a Secured Promissory Note in the original principal amount of $4,500,000 (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “Aegis Note”), (ii) Eastside and Craft Canning each granted to Aegis a continuing security interest in all property of Eastside and Craft Canning, and (iii) Craft Canning entered into that certain Note Guaranty dated as of October 6, 2022 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Aegis Note Guaranty”) guaranteeing the obligations of Eastside under the Aegis Note, all in accordance with the terms of the Aegis Note Purchase Agreement; (II) simultaneously with the execution of this Agreement, $1,898,202 of principal on the Aegis Note and $3,255,000 of principal on the Bigger-District Notes (as defined below) were cancelled in exchange for the issuance by Eastside to The B.A.D. Company, LLC, a Delaware limited liability company in which the Bigger-District Creditors collectively hold a 50% interest and Aegis holds a 28.33% interest (the “Bigger-Aegis SPV”) of 296,722 shares of Eastside common stock, par value $0.0001 per share, and 200,000 shares of Series C Preferred Stock of Eastside, par value $0.0001 per share (the “Debt-for-Equity Exchange”) pursuant to that certain Debt Satisfaction Agreement, dated as of the date hereof, by and among Eastside, the Bigger-Aegis SPV, the Bigger-District Creditors, Aegis, LD Investments, LLC, a California limited liability company and an Affiliate of Aegis (“LDI”) and TQLA, LLC, a California limited liability company and an Affiliate of Aegis (“TQLA”); and (III) simultaneously with the execution of this Agreement, (i) the Aegis Note Purchase Agreement was amended pursuant to that certain First Amendment Agreement dated as of September 29, 2023 by and among Eastside, Craft Canning and Aegis (the “Aegis Note Purchase Agreement First Amendment”), (ii) the Aegis Note was amended and restated by that certain Amended and Restated Secured Promissory Note, dated as of September 29, 2023, by and among Eastside and Aegis (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented, increased or otherwise modified from time to time, the “A&R Aegis Note”), which A&R Aegis Note replaced and superseded the existing Aegis Note in its entirety subject to the terms and conditions of the A&R Aegis Note, such that as of the Effective Date, the aggregate principal amount outstanding under the A&R Aegis Note is $2,638,291, and (iii) the Aegis Note Guaranty was amended and restated and superseded in its entirety by that certain Amended and Restated Note Guaranty, dated as of September 29, 2023 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “A&R Aegis Note Guaranty”).

B. (I) On April 19, 2021, Eastside entered into that certain Securities Purchase Agreement dated as of April 19, 2021 (as amended pursuant to that certain Amendment to Securities Purchase Agreement dated as of April 23, 2021 by and among Eastside and the Bigger-District Creditors (the “Amendment to Bigger-District Securities Purchase Agreement”, and as further amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “Bigger-District Securities Purchase Agreement”) with the Bigger-District Creditors pursuant to which, among other things, (i) Bigger purchased from Eastside (1) that certain Secured Convertible Promissory Note in the original principal amount of $1,500,000 dated as of April 19, 2021 (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “First Closing Bigger Note”) and (2) that certain Secured Convertible Promissory Note in the original principal amount of $150,000 dated as of May 13, 2021 (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “Second Closing Bigger Note”, and together with the First Closing Bigger Note, collectively, the “Bigger Notes”), and (ii) District 2 purchased from Eastside (1) that certain Secured Convertible Promissory Note in the original principal amount of $1,500,000 dated as of April 19, 2021 (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “First Closing District 2 Note”) and (2) that certain Secured Convertible Promissory Note in the original principal amount of $150,000 dated as of May 13, 2021 (as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented or otherwise modified from time to time, the “Second Closing District 2 Note”, and together with the First Closing District 2 Note, collectively, the “District 2 Notes”; the Bigger Notes and the District 2 Notes are referred to herein collectively as the “Bigger-District Notes”), (iii) Eastside entered into that certain Security Agreement dated as of April 19, 2021 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Bigger-District Security Agreement”) with the Bigger-District Creditors securing the obligations of Eastside under the Bigger-District Notes, all in accordance with the terms of the Bigger-District Securities Purchase Agreement; (II) on April 1, 2022, Eastside entered into that certain Accommodation Agreement dated as of April 1, 2022 (the “Bigger-District Accommodation Agreement”) with the Bigger-District Creditors, pursuant to which, among other things, the Bigger-District Notes were amended to adjust the conversion price under the Bigger-District Notes to One Dollar and Thirty Cents ($1.30) per share subject to the terms of the Bigger-District Accommodation Agreement; (III) on October 13, 2022, Eastside entered into that certain Amendment Agreement dated as of October 13, 2022 (the “Bigger-District First Amendment Agreement”) with the Bigger-District Creditors, pursuant to which, among other things, the Bigger-District Notes were amended to extend the maturity date of the Bigger-District Notes to November 18, 2022; (IV) simultaneously with the execution of this Agreement, $3,255,000 of principal on the Bigger-District Notes was cancelled in connection with the Debt-for-Equity Exchange as described in recital A above; and (V) simultaneously with the execution of this Agreement, (i) Eastside entered into that certain Second Amendment Agreement effective as of November 18, 2022 (the “Bigger-District Second Amendment Agreement”) with the Bigger-District Creditors, pursuant to which the Bigger-District Notes were amended to extend the maturity date of the Bigger-District Notes, and (ii) Eastside entered into that certain Third Amendment Agreement dated as of September 29, 2023 (the “Bigger-District Third Amendment Agreement”) with the Bigger-District Creditors, pursuant to which, among other things, (1) the Bigger-District Notes were amended and restated in the form and subject to the terms set forth in the executed copies of such amended and restated Bigger-District Notes attached as Exhibits A through B to the Bigger-District Third Amendment Agreement (each, as amended, restated, amended and restated, extended, renewed, refinanced, replaced, supplemented, increased or otherwise modified from time to time, an “A&R Bigger-District Note”, and collectively, the “A&R Bigger-District Notes”), which A&R Bigger-District Notes replaced and superseded the existing respective Bigger-District Notes in their entirety, subject to the terms and conditions of each respective A&R Bigger-District Note, such that as of the Effective Date, the aggregate principal amount outstanding under the A&R Bigger-District Notes is $399,290, (2) the Bigger-District Security Agreement was amended and restated and superseded in its entirety in the form of the A&R Bigger-District Security Agreement dated as of September 29, 2023 (as, amended, amended, supplemented, or otherwise modified from time to time, the “A&R Bigger-District Security Agreement”), (3) the Bigger Warrant (as defined below) was amended and restated and superseded in its entirety by the A&R Bigger Warrant (as defined below), (4) the District 2 Warrant (as defined below) was amended and restated and superseded in its entirety by the A&R District 2 Warrant (as defined below), and (5) certain unsecured Promissory Notes originally issued by Eastside to Bigger and District 2 on October 26, 2021 were amended and restated and superseded in their entirety by the A&R Bigger-District Unsecured Notes (as defined below), as described in Section 13(b)(ii) below, such that as of the Effective Date, the aggregate principal amount outstanding under the A&R Bigger-District Unsecured Notes is $7,517,467.

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C. Eastside, Craft Canning, Aegis and the Bigger-District Creditors are entering into this Agreement to, among other things, regulate the relation among Aegis and the Bigger-District Creditors in connection with the Aegis Debt (as defined below) and the Bigger-District Debt (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises, and the terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. In addition to the terms defined elsewhere herein, the following terms shall have the following respective meanings:

“Aegis Debt” shall mean (a) all indebtedness and obligations of any and all Obligors owing under the Aegis Note Documents, including without limitation the principal amount of and interest (including but not limited to post-petition interest) on all indebtedness, liabilities and/or obligations of any and all Obligors under the Aegis Note Documents, and (b) all renewals, extensions, amendments, or other modifications of any of the foregoing, including without limitation, any future increase in the principal amount of the A&R Aegis Note, and any reasonable attorneys’ fees or other reasonable collection costs incurred in connection with any of the foregoing.

“Aegis Note Documents” shall mean (i) the Aegis Note Purchase Agreement, (ii) the Aegis Note Purchase Agreement First Amendment, (iii) the A&R Aegis Note, (iv) the A&R Aegis Note Guaranty, and each other agreement, document or instrument evidencing or governing any of the Aegis Debt, whether existing now or in the future.

“Aegis Note Document Default” means any event constituting an “Event of Default” under and as such term is defined in the A&R Aegis Note, as in effect on the Effective Date.

“Aegis-Obligor Fundamental Transaction” has the meaning given to such term in Section 4(f).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” shall mean Aegis in its capacity as Agent hereunder until upon the occurrence of an Aegis-Obligor Fundamental Transaction and the Bigger-District Creditors’ election to replace Aegis as Agent with the Successor Agent in accordance with Section 4(f) of this Agreement, whereupon “Agent” shall mean the Successor Agent.

“Bigger-District Debt” shall mean (a) all indebtedness and obligations of any and all Obligors owing under the Bigger-District Note Documents, including without limitation the principal amount of and interest (including but not limited to post-petition interest) on all indebtedness, liabilities and/or obligations of any and all Obligors under the Bigger-District Note Documents, and (b) all renewals, extensions, amendments, or other modifications of any of the foregoing, including without limitation, any future increase in the principal amount of the A&R Bigger-District Notes, and any reasonable attorneys’ fees or other reasonable collection costs incurred in connection with any of the foregoing.

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“Bigger-District Note Documents” shall mean the (i) Bigger-District Securities Purchase Agreement, (ii) the Amendment to Bigger-District Securities Purchase Agreement, (ii) the A&R Bigger-District Notes, (ii) the A&R Bigger-District Security Agreement, (iii) the Bigger-District Accommodation Agreement, (iv) the Bigger-District First Amendment Agreement, (v) the Bigger-District Second Amendment Agreement, (vi) the Bigger-District Third Amendment Agreement, and (vii) each other agreement, document or instrument evidencing or governing any of the Bigger-District Debt, whether existing now or in the future; provided, notwithstanding anything to the contrary set forth in this Agreement, the “Bigger-District Note Documents” shall not include (1) that certain Amended and Restated Warrant dated as of September 29, 2023 issued by Eastside to Bigger (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “A&R Bigger Warrant”), which A&R Bigger Warrant amended and restated and superseded in its entirety that certain Warrant dated as of July 29, 2021 issued by Eastside to Bigger (the “Bigger Warrant”), (2) that certain Amended and Restated Warrant dated as of September 29, 2023 issued by Eastside to District 2 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “A&R District 2 Warrant”), which A&R District 2 Warrant amended and restated and superseded in its entirety that certain Warrant dated as of July 29, 2021 issued by Eastside to District 2 (the “District 2 Warrant”), (3) that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between Bigger and Eastside (the “Bigger Reload Offer Letter”), (4) that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between District 2 and Eastside (the “District 2 Reload Offer Letter”), or (5) the A&R Bigger-District Unsecured Notes (as defined in Section 13(b)(ii)).

“Bigger-District Note Document Default” means any event constituting a “Triggering Event” under and as such term is defined in any of the A&R Bigger-District Notes as in effect on the Effective Date.

“Business Day” means any day of the year that is not a Saturday, a Sunday or a day on which banks are required or authorized to close in New York City.

“Collateral” shall mean any and all property and interests in property of any one or more of the Obligors or any other Person which now constitutes or hereafter will constitute collateral or other security for the payment and performance of the Aegis Debt or for the payment and performance of the Bigger-District Debt; provided, that with respect to the Bigger-District Debt, the “Collateral” excludes that certain irrevocable letter of credit (unsecured) contemplated to be issued to Aegis, as the beneficiary, by California Bank and Trust and all guarantees and indemnity agreements of Persons other than Obligors supporting such irrevocable letter of credit (collectively, the “ILOC”), subject to the terms and conditions set forth in the Aegis Note Purchase Agreement as in effect on the Effective Date, all of which solely secures the Aegis Debt and does not secure the Bigger-District Debt.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Controlling Interest” means, with respect to any Person as of any date of determination, aggregate ownership interests in such Person that are greater than fifty percent (50%) of the outstanding ownership interests in such Person as of such date.

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“Enforcement Action” means any action by Agent on behalf of Aegis and the Bigger-District Creditors to enforce payment or performance by an Obligor of any of portion of the Pari Passu Debt under any Secured Creditor Note Documents, including, but not limited to, any of the following: (a) acceleration of the maturity of such Pari Passu Debt; (b) commencement of, prosecution of, or participation in any lawsuit, action or proceeding, whether private, judicial, equitable, administrative, or otherwise (including the commencement or joining with any other creditors in the commencement of any Proceeding) against an Obligor; (c) any action by Agent on behalf of Aegis and the Bigger-District Creditors to foreclose on the Liens of any Secured Creditor in any Collateral); (d) any action by Agent on behalf of Aegis and the Bigger-District Creditors to take possession of, or sell or otherwise realize upon, or to exercise any other rights or remedies with respect to, any Collateral, including any disposition after the occurrence of an Event of Default of any Collateral by an Obligor with the consent of, or at the direction of, Agent; and/or (e) the taking of any other actions by Agent on behalf of Aegis and the Bigger-District Creditors against any Collateral, including (other than for purposes of perfection) the taking of control or possession of any Collateral.

“Event of Default” means any (i) Aegis Note Document Default or (ii) Bigger-District Note Document Default.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, but not limited to, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law), any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under a lease which is not a capital lease, and, in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Net Cash Proceeds” means, with respect to any Other Prepayment Event, (a) all cash proceeds received by or on behalf of any and all Obligors in respect of such Other Prepayment Event net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by any Obligor to any third party (other than to any other Obligor or any Affiliate of any Obligor) in connection with such Other Prepayment Event, (ii) in the case of a sale, transfer or other disposition of an asset in connection with such Other Prepayment Event, the amount of all payments required to be made by any Obligor as a result of such event to repay indebtedness (other than the Pari Passu Debt) secured by such asset or otherwise subject to mandatory prepayment as a result of such Other Prepayment Event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Obligors and, subject to the prior written consent of Aegis and the Bigger-District Creditors, such consent not to be unreasonably withheld, the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable by the Obligors, in each case during the year that such Other Prepayment Event occurred or the next succeeding year and that are directly attributable to such Other Prepayment Event (as determined reasonably and in good faith by the Obligors).

“Obligors” shall mean Eastside, Craft Canning, and any other Affiliate of Eastside or Craft Canning who may become liable with respect to any Aegis Debt or any Bigger-District Debt, whether as co-maker or co-obligor, guarantor or other surety, or otherwise, in each case, together with each of their respective successors and assigns, including any receiver, trustee or debtor-in-possession.

“Other Prepayment Event” shall mean the occurrence of any of the following events: (i) the sale of substantially all of the assets of any Obligor (other than to the extent such sale constitutes a Permitted Sale (as defined in Section 3(a)(iii)); (ii) the sale or issuance by Eastside or any other Obligor of a Controlling Interest in the capital stock or ownership interests, or of options, warrants or rights to acquire capital stock or ownership interests in Eastside or any other Obligor; or (iii) a merger, consolidation or corporate reorganization involving any Obligor, whereby such Obligor is not the surviving entity.

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“Paid in Full” shall mean:

(i)	with respect any portion of the Aegis Debt, that (A) all of such Aegis Debt (other than Aegis Debt consisting of contingent indemnification obligations for which no underlying claim has been asserted) has been indefeasibly paid, performed or discharged in full (with all such Aegis Debt consisting of monetary or payment obligations having been paid in full in cash or otherwise satisfied in a manner acceptable to Aegis in its sole and absolute discretion) and (B) that any and all commitments by Aegis to make any loan or advance or extend any other credit that would, if made or extended, constitute Aegis Debt have been irrevocably terminated; and

(ii)	with respect to any portion of the Bigger-District Debt, that (A) all of such Bigger-District Debt (other than Bigger-District Debt consisting of contingent indemnification obligations for which no underlying claim has been asserted) has been indefeasibly paid, performed or discharged in full (with all such Bigger-District Debt consisting of monetary or payment obligations having been paid in full in cash or otherwise satisfied in a manner acceptable to the Bigger-District Creditors in their sole and absolute discretion) and (B) that any and all commitments by the Bigger-District Creditors to make any loan or advance or extend any other credit that would, if made or extended, constitute Bigger-District Debt have been irrevocably terminated.

“Pari Passu Debt” means, collectively, all of the Aegis Debt and all of the Bigger-District Debt.

“Pari Passu Percentage” mean:

(i)	with respect to Aegis, the percentage calculated by dividing (A) the aggregate original principal amount of the A&R Aegis Note as of the Effective Date (such amount being $2,638,291 by (B) the amount calculated as the sum of (x) the aggregate original principal amount of the A&R Aegis Note as of the Effective Date (such amount being $2,638,291) plus (y) the aggregate original principal amount of the A&R Bigger-District Notes as of the Effective Date (such amount being $399,290 (such percentage calculated under this clause (i) being 86.86% (calculated as $2,638,581/$3,037,581)); and

(ii)	with respect to the Bigger-District Creditors, collectively, the percentage calculated by dividing (A) the amount calculated as the aggregate original principal amount of the A&R Bigger-District Notes as of the Effective Date (such amount being $399,290 by (B) the amount calculated as the sum of (x) the aggregate original principal amount of the A&R Aegis Note as of the Effective Date (such amount being $2,638,291 plus (y) the aggregate original principal amount of the A&R Bigger-District Notes as of the Effective Date (such amount being $399,290 (such percentage calculated under this clause (ii) being 13.14% (calculated as $399,290/$3,037,581)).

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

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“Prepayment Event” means any (i) Other Prepayment Event or (ii) any Permitted Sale (as defined in Section 3(a)(iii)).

“Secured Creditor” means Aegis or any of the Bigger-District Creditors (collectively, the “Secured Creditors”).

“Secured Creditor Note Documents” means, (i) with respect to Aegis, the Aegis Note Documents, or any of them and (ii) with respect to any Bigger-District Creditor, the Bigger-District Note Documents to which such Bigger-District Creditor is a party, or any of them (each, individually, a “Secured Creditor Note Document”).

“Successor Agent” means any financial institution or other third party engaged in the business of serving as collateral agent for the Secured Creditors designated by the Bigger-District Creditors to serve as Agent under this Agreement in accordance with Section 4(f); provided, that the Successor Agent shall not be an Affiliate of Aegis, the Bigger-District Creditors, or any Obligor.

2. Pari Passu Ranking; Application of Payments and Recoveries on Pari Passu Debt.

(a) Application of Payments of and Recoveries on Pari Passu Debt. Notwithstanding anything to the contrary contained herein:

(i) upon the occurrence and during the continuation of any Event of Default, all of the Pari Passu Debt shall rank equally without preference or priority of any kind over one another, and all payments and recoveries payable on account of principal and interest on the Pari Passu Debt, including without limitation any proceeds of Collateral (other than the ILOC and any proceeds thereof, which are reserved solely for Aegis), shall be paid and applied ratably and proportionately to Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors;

(ii) upon the taking of any Enforcement Action or any other collection efforts with respect to the Pari Passu Debt by Agent on behalf of Aegis and the Bigger-District Creditors, all of the Pari Passu Debt shall rank equally without preference or priority of any kind over one another, and all payments and recoveries payable on account principal and interest of the Pari Passu Debt realized in connection with such Enforcement Action and/or other collection efforts with respect to the Pari Passu Debt, including without limitation any proceeds of Collateral (other than the ILOC and any proceeds thereof, which are reserved solely for Aegis), shall be promptly paid and applied ratably and proportionately to Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors;

(i) upon the occurrence of any Permitted Sale, the Spirits Business Net Cash Proceeds with respect to such Permitted Sale (after deduction of any Spirits Business Net Cash Proceeds retained by the Obligors for Approved Working Capital Purposes in connection with such Permitted Sale in accordance with clause (iii) of the definition of the term “Permitted Sale” (as defined in Section 3(a)(iii)), if and to the extent applicable) shall be used to prepay the Pari Passu Debt in accordance with clause (iv) of the definition of the term “Permitted Sale” (as defined in Section 3(a)(iii)); and

(iv) upon the occurrence of any Other Prepayment Event, the Net Cash Proceeds with respect to such Other Prepayment Event shall be used to prepay the Pari Passu Debt, with such Net Cash Proceeds being paid and applied to Aegis and the Bigger District Creditors ratably and proportionately with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors.

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The arrangements contemplated by this Section 2(a) shall apply notwithstanding the date of the occurrence of any Event of Default; the date of the taking of any Enforcement Action; the date of execution, delivery, attachment, perfection or registration of any Aegis Note Document or any Bigger-District Note Document (or any lack thereof); the date of advance of any funds to any Obligor by Aegis or any Bigger-District Creditor; the date of creation, perfection or determination of any charges or security interests on the Collateral in favor of Aegis or any Bigger-District Creditor; the date of appointment of any receiver or receiver-manager or bankruptcy trustee; the date of obtaining any judgment; any provision of applicable law or requirement of any governmental authority; any defense, claim or any right not provided under this Agreement; or the terms of any agreement between any Secured Creditor and one or more of the Obligors under any document or instrument other than this Agreement between or among such parties, whether or not bankruptcy, receivership or insolvency proceedings shall at any time have been commenced.

(b) Co-operation; Information.

(i) Each Secured Creditor agrees to promptly provide from time to time, including without limitation following the occurrence of any Event of Default or the taking of any Enforcement Action, such information requested by each and any of the other Secured Creditors (any such Secured Creditors requesting information from any Providing Secured Creditor under this Section 2(b), a “Requesting Secured Creditor”), as may be reasonably necessary for such Requesting Secured Creditor to make any calculation referred to in or necessary to implement any provision of this Agreement, including without limitation, information concerning the aggregate amount of outstanding Pari Passu Debt owing to any such other Secured Creditor as of any applicable time. Each Secured Creditor agrees that any Requesting Secured Creditor may request that such information be furnished to it in writing by the applicable Secured Creditor from which such information is requested, and that such Requesting Secured Creditor shall be entitled to rely on such information in making any calculation referred to in or necessary to implement any provision of this Agreement and in taking any actions necessary to implement any provision of this Agreement; provided that the failure of any Secured Creditor to provide any such information requested by any Requesting Secured Creditor shall not affect the enforceability of any provision of this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof).

(ii) Each Obligor hereby consents and agrees to each and any Secured Creditor providing any such information to the other Secured Creditors and to such actions by the Secured Creditors under this Section 2(b) and waives any rights or claims against any Secured Creditors arising as a result of such information or actions.

3. Payment Limitations.

(a) Permitted Payments.

(i) Permitted Bigger-District Payments. Until all of the Aegis Debt has been Paid in Full, no Obligor shall, directly or indirectly, make any payment on account of the Bigger-District Debt, and no Bigger-District Creditor or any Affiliate thereof shall be permitted to receive from any Obligor, directly or indirectly, any payment on account of the Bigger-District Debt other than (1) regularly scheduled payments of interest and principal, in each case as and when due and payable on a non-accelerated basis in accordance with the terms of the A&R Bigger-District Notes as in effect on the Effective Date, (2) payments of principal, interest, and any unpaid fees or other obligations owing by any Obligor to any Bigger-District Creditor under any A&R Bigger-District Note as in effect on the Effective Date on the non-accelerated maturity date of such A&R Bigger-District Note as in effect on the Effective Date and (3) any Permitted Mandatory Prepayment of the Bigger-District Debt provided such Permitted Mandatory Prepayment is made in accordance with the provisions of Section 3(a)(iii) and Section 2(a)(iii)) (collectively, “Permitted Bigger-District Payments”, and each individually, a “Permitted Bigger-District Payment”), unless and until, with respect to any payment described in any of the foregoing clauses (1), (2) and (3) of this Section 3(a)(i), any Event of Default has occurred and is continuing or such payment would result in an Event of Default, whereupon the provisions of Section 2(a)(i) shall apply and the Pari Passu Debt shall be paid to Aegis and the Bigger-District Creditors in the manner set forth in such Section.

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(ii) Permitted Aegis Payments. Until all of the Bigger-District Debt has been Paid in Full, no Obligor shall, directly or indirectly, make any payment on account of the Aegis Debt, and neither Aegis nor any Affiliate thereof shall be permitted to receive from any Obligor, directly or indirectly, any payment on account of the Aegis Debt other than (1) regularly scheduled payments of interest and principal, in each case as and when due and payable on a non-accelerated basis in accordance with the terms of the A&R Aegis Note as in effect on the Effective Date, (2) payments of principal, interest, and any unpaid fees or other obligations owing by any Obligor to Aegis under the A&R Aegis Note as in effect on the Effective Date on the non-accelerated maturity date of the A&R Aegis Note as in effect on the Effective Date, and (3) any Permitted Mandatory Prepayment of the Aegis Debt provided such Permitted Mandatory Prepayment is made in accordance with the provisions of Section 3(a)(iii) and Section 2(a)(iii)) (collectively, “Permitted Aegis Payments”, and each individually, a “Permitted Aegis Payment”), unless and until, with respect to any payment described in any of the foregoing clauses (1), (2) and (3) of this Section 3(a)(ii), any Event of Default has occurred and is continuing at the time of such payment or such payment would result in an Event of Default, whereupon the provisions of Section 2(a)(i) shall apply and the Pari Passu Debt shall be paid to Aegis and the Bigger-District Creditors in the manner set forth in such Section.

(iii) Permitted Mandatory Prepayments.

(1) Permitted Mandatory Prepayments from Permitted Sales. Notwithstanding any provision of this Agreement to the contrary, in the event of any Permitted Sale, subject to the conditions set forth in the definition the term “Permitted Sale” set forth below, Aegis and the Bigger-District Creditors shall be entitled to receive, and the Obligors shall be permitted and required to make, mandatory prepayments of the Pari Passu Debt then outstanding, respectively, from the Spirits Business Net Cash Proceeds with respect to such Permitted Sale (collectively “Permitted Mandatory Prepayments”, and each individually, a “Permitted Mandatory Prepayment”), with any such Permitted Mandatory Prepayments being made in accordance with Section 2(a)(iii) and clause (iv) of the definition of the term “Permitted Sale” (as defined below).

(2) Reporting Obligation of Obligors following Permitted Sales. In the event that any Spirits Business Net Cash Proceeds with respect to any Permitted Sale are retained by any Obligor for Approved Working Capital Purposes pursuant to clause (iii) of the definition of the term “Permitted Sale” (as defined below), the Obligors shall provide Aegis and the Bigger-District Creditors with a reconciliation of the use of such Spirits Business Net Cash Proceeds for Approved Working Capital Purposes no less than quarterly after the closing of such Permitted Sale until the termination of this Agreement.

As used herein, the following terms shall have the following meanings:

“Approved Working Capital Purposes” shall mean (a) ordinary course of business working capital expenses of the Obligors disclosed to and approved in writing in advance by Aegis and the Bigger-District Creditors and (b) with respect to a Permitted Sale for the purpose of changing the average age statement of the Obligors’ inventory, use of proceeds for the purpose of purchasing replacement inventory is deemed approved.

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“Permitted Sale” shall mean any sale by one or more of the Obligors of all or any portion of the Spirits Business (a “portion of the Spirits Business” being defined as a sale to a purchaser of more than ten barrels within any six month period, any smaller quantity being “ordinary course of business”) that complies in all respects with each of the following conditions (in each case, unless such condition is waived in writing by Aegis and the Bigger-District Creditors prior to the consummation of such sale):

(i) if any portion of the purchase price for all or any portion of the Spirits Business, as applicable, is payable other than in cash, the terms and conditions of such issuance shall be acceptable to and approved in writing by Aegis and the Bigger-District Creditors prior to the consummation of such sale;

(ii) the lesser of (x) 20.08% of the Spirits Business Net Cash Proceeds with respect to such sale and (y) $2,000,000 of the Spirits Business Net Cash Proceeds with respect to such sale may (subject to the following proviso), at the option of the Obligors, be retained by the Obligors and used by one or more of the Obligors for Approved Working Capital Purposes; provided, notwithstanding anything to the contrary set forth herein, that (1) the aggregate amount of Spirits Business Net Cash Proceeds that the Obligors shall be permitted to retain for Approved Working Capital Purposes from all Permitted Sales (on a combined basis) shall be limited to a maximum of $2,000,000 (the “Permitted Sales Maximum Retained Amount”), and (2) with respect to any such sale of all or any portion of the Spirits Business, as applicable, the Obligors shall not be permitted to retain any amount of the Spirits Business Net Cash Proceeds with respect to such sale that would, if combined with the aggregate amount of Spirits Business Net Cash Proceeds retained by the Obligors from all other Permitted Sales (on a combined basis), if any, exceed the Permitted Sales Maximum Retained Amount); provided further, that any Spirits Business Net Cash Proceeds not retained by the Obligors for Approved Working Capital Purposes pursuant to this clause (iii) shall be applied as set forth in the immediately following clause (iv);

(iii) the Spirits Business Net Cash Proceeds with respect to such sale of all or any portion of the Spirits Business, as applicable (after deduction of the Spirits Business Net Cash Proceeds retained by the Obligors for Approved Working Capital Purposes under clause (iii) above, if and to the extent applicable) shall be used by the Obligors to prepay the Pari Passu Debt, with such Spirits Business Net Cash Proceeds being paid and applied to Aegis and the Bigger District Creditors ratably and proportionately with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors; provided, that any Spirits Business Net Cash Proceeds used to prepay the Pari Passu Debt in accordance with this clause (iv) shall be so paid and applied (A) in the case of any such Spirits Business Net Cash Proceeds received by or on behalf of any and all Obligors on the closing date of such sale, on the closing date of such sale or within one (1) Business Day following the closing date of such sale and/or (B) in the case of any such Spirits Business Net Cash Proceeds received by or on behalf of any and all Obligors following the closing date of such sale (including without limitation any such Spirits Business Net Cash Proceeds received by way of deferred payment pursuant to, or by monetization of, any promissory note issued to any of the Obligors in payment of the purchase price for such sale), within three (3) Business Days following the receipt of such Spirits Business Net Cash Proceeds by or on behalf of any and all Obligors;

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(iv) no Event of Default shall have occurred and be continuing both prior to and immediately after giving effect to such sale of all or any portion of the Spirits Business, as applicable;

(v) in advance of the consummation of such sale of all or any portion of the Spirits Business, Aegis and the Bigger-District Creditors shall have approved in writing the final terms of such sale of all or any portion of the Spirits Business, including without limitation the particular assets to be sold in such sale of all or any portion of the Spirits Business and the aggregate price for the sale of the particular assets to be sold in such sale of all or any portion of the Spirits Business;

(vi) full and complete copies of all documents evidencing such sale of all or any portion of the Spirits Business, as applicable, and/or entered into by any Obligor in connection with any such sale shall have been provided to Aegis and the Bigger-District Creditors, and Aegis and the Bigger-District Creditors shall have approved such documents in writing in advance of the consummation of such sale of all or any portion of the Spirits Business, as applicable; and

(vii) the Obligors shall have complied with each other reasonable request of Aegis and the Bigger-District Creditors in connection with such sale of all or any portion of the Spirits Business, as applicable.

“Spirits Business” shall mean such assets of the Obligors as determined from time to time by Aegis and the Bigger-District Creditors in their sole discretion pursuant to a unanimous written consent of Aegis and the Bigger-District Creditors defining such assets; provided, for the avoidance of doubt and notwithstanding anything to the contrary set forth in this Agreement, no Permitted Sale may occur or shall be permitted without the prior unanimous written consent of Aegis of and Bigger District granted in advance of such sale defining the “Spirits Business” assets to be sold in such sale in accordance with clause (v) of the definition of “Permitted Sale” above.

“Spirits Business Net Cash Proceeds” means, with respect to any sale of all or any portion of the Spirits Business, (a) all cash proceeds received by or on behalf of any and all Obligors in respect of such sale of all or any portion of the Spirits Business, as applicable, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by any Obligor to any third party (other than to any other Obligor or any Affiliate of any Obligor) in connection with such sale of all or any portion of the Spirits Business, as applicable, (ii) in the case of a sale, transfer or other disposition of an asset in connection with such sale of all or any portion of the Spirits Business, as applicable, the amount of all payments required to be made by any Obligor as a result of such sale, transfer or other disposition of such asset to repay indebtedness (other than the Pari Passu Debt) secured by such asset or otherwise subject to mandatory prepayment as a result of such sale, transfer or other disposition of such asset and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Obligors and, subject to the prior written consent of Aegis and the Bigger-District Creditors, such consent not to be unreasonably withheld, the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable by the Obligors, in each case during the year that such sale of all or any portion of the Spirits Business, as applicable, occurred or the next succeeding year and that are directly attributable to such sale of all or any portion of the Spirits Business, as applicable (as determined reasonably and in good faith by the Obligors).

(b) Permitted Conversions of Bigger-District Debt. Notwithstanding any provision of this Agreement to the contrary, each of the Bigger-District Creditors may convert the Bigger-District Debt in whole or in part into shares of Eastside’s common stock (and Eastside shall be permitted to issue shares of its common stock to the Bigger-District Creditors upon any such conversion) in accordance with the provisions of the A&R Bigger-District Notes as in effect on the Effective Date without any violation of this Agreement (collectively, “Permitted Bigger-District Conversions”, and each, individually, a “Permitted Bigger-District Conversion”); provided for the avoidance of doubt, any such Permitted Bigger-District Conversion (i) shall be effected at the sole and absolute discretion of the Bigger-District Creditors (in accordance with the terms of the A&R Bigger-District Notes as in effect on the Effective Date) and (ii) shall not constitute a Bigger-District Prohibited Payment (as defined below).

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(c) Prohibited Payments.

(i) Prohibited Bigger-District Payments. Each Bigger-District Creditor hereby agrees that in the event any Obligor makes any payment to any Bigger-District Creditor or any Affiliate thereof (including any payment received as proceeds of any Collateral for the Bigger-District Debt), or any other distribution of any property, on account of any Bigger-District Debt which payment or other distribution is (i) in excess of the amount of any payment or distribution which such Bigger-District Creditor is permitted to receive under the terms of this Agreement at the time such payment or distribution is received or (ii) expressly prohibited under this Agreement (collectively, “Prohibited Bigger-District Payments”), such Bigger-District Creditor will (A) notify Aegis of the occurrence of such Prohibited Bigger-District Payment promptly and in no event later than three (3) Business Days of the occurrence of such Prohibited Bigger-District Payment, and (B) the Bigger-District Creditors shall be required to cure such Prohibited Bigger-District Payment, in cooperation with Aegis, such that the full amount of the Prohibited Bigger-District Payment will be re-distributed as follows: (1) First, to the Bigger-District Creditors, in an amount up to the portion of such Prohibited Bigger-District Payment, if any, which would have constituted a Permitted Bigger-District Payment if such portion had been the only payment, distribution or recovery received by such Bigger-District Creditor or its Affiliate on account of the Bigger-District Debt on the date such Prohibited Bigger-District Payment occurred, as payment against the outstanding Bigger-District Debt due and payable and permitted to be paid under this Agreement (at the time the Prohibited Bigger-District Payment was received); (2) Second, to Aegis, in an amount up to the remaining portion of such Prohibited Bigger-District Payment, if any, that would have constituted a Permitted Aegis Payment if such payment had been made to Aegis (instead of to the Bigger-District Creditor or the Affiliate thereof whose receipt thereof constituted a Prohibited Bigger-District Payment), as payment against the outstanding Aegis Debt due and payable and permitted to be paid under this Agreement (determined as of the time the Prohibited Bigger-District Payment was received); (3) Third, (x) to Aegis and the Bigger-District Creditors ratably and proportionately with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors, or (y) solely to the extent the Prohibited Bigger-District Payment constitutes Net Cash Proceeds of an Other Prepayment Event or Spirits Business Net Cash Proceeds of a Permitted Sale, to Aegis and the Bigger District Creditors ratably and proportionately with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors.

(ii) Prohibited Aegis Payments. Aegis hereby agrees that in the event any Obligor makes any payment to Aegis or any Affiliate thereof (including any payment received as proceeds of any Collateral for the Aegis Debt), or any other distribution of any property, on account of any Aegis Debt which payment or other distribution is (i) in excess of the amount of any payment or distribution which Aegis is permitted to receive under the terms of this Agreement at the time such payment or distribution is received or (ii) expressly prohibited under this Agreement (collectively, “Prohibited Aegis Payments”), Aegis will (A) notify the Bigger-District Creditors of the occurrence of such Prohibited Aegis Payment promptly and in no event later than three (3) Business Days of the occurrence of such Prohibited Aegis Payment, and (B) Aegis shall be required to cure such Prohibited Aegis Payment, in cooperation with the Bigger-District Creditors, such that the full amount of the Prohibited Aegis Payment will be re-distributed as follows: (1) First, to Aegis, in an amount up to the portion of such Prohibited Aegis Payment, if any, which would have constituted a Permitted Aegis Payment if such portion had been the only payment, distribution or recovery received by Aegis or its Affiliate on account of the Aegis Debt as of the date such Prohibited Aegis Payment occurred, as payment against the outstanding Aegis Debt due and payable and permitted to be paid under this Agreement (at the time the Prohibited Aegis Payment was received); (2) Second, to the Bigger-District Creditors, in an amount up to the remaining portion of such Prohibited Aegis Payment, if any, that would have constituted a Permitted Bigger-District Payment if such payment had been made to the Bigger-District Creditors (instead of to Aegis or the Affiliate thereof whose receipt thereof constituted a Prohibited Aegis Payment), as payment against the outstanding Aegis Debt due and payable and permitted to be paid under this Agreement (determined as of the time the Prohibited Aegis Payment was received); (3) Third, (x) to Aegis and the Bigger-District Creditors ratably and proportionately with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors, or (y) solely to the extent the Prohibited Aegis Payment constitutes Net Cash Proceeds of an Other Prepayment Event or Spirits Business Net Cash Proceeds of a Permitted Sale, to Aegis and the Bigger District Creditors ratably and proportionately with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors.

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4. Events of Default; Agency.

(a) Subject to Section 4(b) below, upon the occurrence and during the continuation of any Event of Default (and provided that (x) Aegis shall have determined that an Event of Defaults exists and provided written notice of such Event of Default to the Bigger-District Creditors and/or (y) the Bigger-District Creditors shall have determined that an Event of Default exists and provided written notice of such Event of Default to Aegis), Aegis, in its capacity as Agent hereunder, shall have the right, without the consent of any Bigger-District Creditor, to take (or to determine not to take) any of the following actions on behalf of Aegis with respect to their share of the Pari Passu Debt and on behalf of the Bigger-District Creditors with respect to their share of the Pari Passu Debt (provided, that any and all of the following actions taken or determined not to be taken by Agent with respect to any portion of Pari Passu Debt shall be taken by Agent with respect to all of the Pari Passu Debt, without regard to Aegis’ share thereof or the Bigger-District Creditors’ share thereof): (i) declare one or more Events of Default; (ii) give notice to any Obligor of any Event of Default; (iii) take Enforcement Actions against any of the Obligors and/or the Collateral (provided that the Bigger-District Creditors may join in any such Enforcement Actions upon the request of Agent); and (iv) hire counsel of its choosing; provided, that, in the event that Agent takes any Enforcement Action against any Obligor and/or the Collateral pursuant to the foregoing clause (iii) of this Section 4(a) (or selects any agent or attorney-in -fact to take any such Enforcement Action on behalf of Aegis and the Bigger-District Creditors), Agent shall (or in the case Agent selects any agent or attorney-in-fact to take any such Enforcement Action on its behalf, Agent shall direct such agent or attorney-in-fact, as applicable, to) take Enforcement Actions under and in accordance with the terms of both the Aegis Note Documents and the Bigger-District Note Documents simultaneously and collect and apply any and all proceeds realized in any and all such Enforcement Actions in accordance with Section 2(a)(ii) of this Agreement.

(b) Appointment of Aegis as Agent; Limitations on Rights of Agent. Each Bigger-District Creditor hereby irrevocably appoints, designates and authorizes Aegis, as its Agent to (i) take (or determine not to take) any of the actions described in Section 4(a) on such Bigger-District Creditor’s behalf with respect to such Bigger-District Creditor’s share of the Pari Passu Debt and (ii) to exercise such powers and perform such duties as are permitted by the terms of this Agreement, together with such powers as are reasonably incidental thereto, in each case subject to and in accordance with the provisions of this Section 4; provided, notwithstanding anything to the contrary set forth in this Agreement, that without the prior written consent of the Bigger-District Creditors, neither Agent nor any agent, employee or attorney-in-fact of Agent acting on behalf of Agent in executing any of the rights granted to Agent as Agent under this Section 4 shall be permitted to (i) amend or modify any term or provision of any of the Bigger-District Note Documents; (ii) exercise any right under any provision of any A&R Bigger-District Note to convert the principal and/or accrued and unpaid interest under such A&R Bigger-District Note into shares of Eastside’s common stock; (iii) release any liability or obligations of any Obligor owing to any Bigger-District Creditor under the Bigger-District Note Documents unless such release is effected in connection with an Enforcement Action brought by Agent in accordance with this Section 4 pursuant to which all of the Bigger-District Debt is Paid in Full prior to such release; (iv) subject to Section 7, release any Lien or other security interest in the Collateral granted to the Bigger-District Creditors under the Bigger-District Note Documents or hereunder unless such release is effected in connection with an Enforcement Action brought by Agent in accordance with this Section 4 pursuant to which all of the Bigger-District Debt is Paid in Full prior to such release; or (v) change the ranking or priority of the Bigger-District Debt; provided further, that (i) in taking (or determining not to take) any action described in Section 4(a) on behalf of Bigger-District Creditors with respect to their respective share of the Pari Passu Debt and (ii) in exercising and/or performing any powers or duties in its capacity as Agent on behalf of the Bigger-District Creditors with respect to their share of the Pari Passu Debt under this Section 4, Agent shall do so in good faith and otherwise in accordance with the terms of this Agreement.

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(c) No Implied Duties. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, Agent shall not have any covenants, duties, responsibilities or obligations, except those expressly set forth in this Agreement, and no implied covenants, functions, responsibilities, duties, or obligations shall be read into this Agreement or otherwise exist against Agent. Agent may execute any of its rights granted to it as Agent under this Section 4 by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that Agent selects in the exercise of such rights granted to Agent under this Section 4.

(d) Exculpatory Provisions. Neither Agent nor any of its officers, directors, employees, agents, or attorneys in fact shall be liable for any action taken or omitted to be taken by it or such other Person in connection the exercise of and/or performance of any rights and duties granted to Agent under this Section 4 (except to the extent any such action taken or omitted to be taken by Agent or such other Person results from Agent’s or such other Person’s own gross negligence, bad faith, or willful misconduct). In connection with the exercise and/or performance of granted to Agent under this Section 4, neither Agent nor any of its officers, directors, employees, agents, attorneys in fact shall be under any obligation to Aegis or any Bigger-District Creditor to ascertain or to inquire as to the observance or performance of any of the agreements of the Obligors contained in this Agreement or any Bigger-District Note Documents, or to inspect the properties, books or records of any Obligor. Except as specifically provided by this Agreement, in connection with the exercise and/or performance of any rights granted to Agent under this Section 4, Agent shall have no obligation whatsoever to Aegis or any Bigger-District Creditor or any other Person to assure that any Collateral exists or is owned by any Obligor or is cared for, protected or insured by such Obligor or has been encumbered or that any Liens on the Collateral granted to Aegis or the Bigger-District Creditors have been properly or sufficiently or lawfully created or perfected, or are entitled to any particular priority.

(e) Expenses; Indemnification. Each of the Obligors agrees to pay Agent, on demand, its pari passu share of all reasonable costs and expenses of any kind, including counsel fees, which Agent may incur in enforcing any of its or any of the Bigger-District Creditors’ rights or remedies against the Obligors under this Section 4. Aegis and each Bigger-District Creditor shall reimburse Agent upon demand for its ratable share of any reasonable costs or out of pocket expenses (including attorney’s fees and expenses) incurred by Agent in enforcing any of its or any of Aegis’ or the Bigger-District Creditors’ rights or remedies against the Obligors in accordance with this Section 4 to the extent that Agent is not promptly reimbursed for such expenses by or on behalf of the Obligors. To the extent Agent is not promptly reimbursed by the obligors, EACH bigger-district creditor will reimburse and indemnify Agent, in proportion to its Pro Rata Share, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties as agent hereunder, in any way relating to or arising out of this Agreement; provided, that AEGIS AND THE bigger-district creditorS shall NOT be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent’s gross negligence, bad faith or willful misconduct. The obligation of Aegis and the Bigger-District Creditors in this Section 4(e) shall survive the payment of all obligations of the Obligors under the Aegis Debt and the Bigger-District Debt.

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(f) Successor Agent. If at any time, (1) Aegis or any Affiliate thereof directly or indirectly, in one or more related transactions effects any merger, consolidation or corporate reorganization or other transaction resulting in Aegis or any Affiliate thereof with or into any Obligor or any Affiliate thereof, (2) Aegis or any Affiliate thereof directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions to any Obligor or any Affiliate thereof, (3) any Obligor or any Affiliate thereof directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions to Aegis or any Affiliate thereof, (4) any direct or indirect, purchase offer, tender offer or exchange offer is completed by Aegis or any Affiliate thereof or any Obligor or any Affiliate thereof pursuant to which holders of equity interests in Aegis or any Affiliate thereof are permitted to sell, tender or exchange their equity interests in Aegis or such Affiliate thereof for securities, cash or property of any Obligor or any Affiliate thereof and such purchase offer, tender offer exchange offer, as applicable, has been accepted by the holders of 50% or more of the outstanding equity interests in Aegis or such Affiliate thereof, (5) any direct or indirect, purchase offer, tender offer or exchange offer is completed by Aegis or any Affiliate thereof or any Obligor or any Affiliate thereof pursuant to which holders of common stock or other equity interests in any Obligor or any Affiliate thereof are permitted to sell, tender or exchange their common stock or other equity interests in such Obligor or such Affiliate thereof for securities, cash or property of Aegis or any Affiliate thereof and such purchase offer, tender offer exchange offer, as applicable, has been accepted by the holders of 50% or more of the outstanding common stock or other equity interests, as applicable, in such Obligor or such Affiliate thereof, or (6) Aegis or any Affiliate thereof, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with any Obligor or any Affiliate thereof whereby any Obligor or any Affiliate thereof acquires a Controlling Interest in Aegis or any Affiliate thereof or Aegis or any Affiliate thereof acquires a Controlling Interest in any Obligor or any Affiliate thereof or Aegis or any Affiliate thereof becomes an Affiliate of any Obligor or any Affiliate thereof (each of the transactions described in the foregoing clauses (1) through (6) of this Section 4(f), an “Aegis-Obligor Fundamental Transaction”), then provided that the Aegis Debt and the Bigger-District Debt is not then Paid in Full, effective upon the occurrence of any such Aegis-Obligor Fundamental Transaction, the Bigger-District Creditors in their sole discretion shall have the right, upon thirty (30) days’ notice to Obligors and Aegis (which notice may be given in advance of an anticipated Aegis-Obligor Fundamental Transaction, in which case such notice and the appointment of the Successor Agent described below shall only be effective upon the consummation of the Aegis-Obligor Fundamental Transaction) to replace and/or substitute Aegis in its capacity as Agent with the Successor Agent, provided that such Successor Agent shall become a party to, and perform the duties of the Agent pursuant to the terms of, this Agreement or execute and deliver an agency agreement having terms and provisions substantially similar to the agency provisions of this Agreement (a “Successor Agent Agreement”). For the purposes of appointing a Successor Agent in accordance with the foregoing sentence, the Obligors and Aegis agree, on behalf of themselves and any of their respective surviving successors following any Aegis-Obligor Fundamental Transaction, to execute a Successor Agent Agreement with terms and provisions substantially similar to the agency provisions of this Agreement at the request of the Bigger-District Creditors. Upon the appointment of the Successor Agent, (i) Aegis shall cease to be the Agent hereunder and (ii) all provisions in this Agreement applicable to the Agent other than Section 4(a) shall apply to the Successor Agent (unless a Successor Agent Agreement is entered into by the Successor Agent, the Bigger-District Creditors, Aegis and the Obligors (or their respective surviving successors following the applicable Aegis-Obligor Fundamental Transaction, as applicable), in which case the provisions of such Successor Agent Agreement shall apply); provided, notwithstanding anything to the contrary set forth herein, the Bigger-District Creditors shall have the right, without the consent of Aegis, to cause the Successor Agent to take (or to determine not to take) any of the following actions on behalf of Aegis with respect to their share of the Pari Passu Debt and on behalf of the Bigger-District Creditors with respect to their share of the Pari Passu Debt (provided, that any and all of the following actions taken or determined not to be taken by the Bigger-District Creditors with respect to any portion of Pari Passu Debt shall be taken by the Successor Agent at the direction of the Bigger-District Creditors with respect to all of the Pari Passu Debt, without regard to Aegis’ share thereof or the Bigger-District Creditors’ share thereof): (i) declare one or more Events of Default; (ii) give notice to any Obligor of any Event of Default; (iii) take Enforcement Actions against any of the Obligors and/or the Collateral (provided that the Bigger-District Creditors may join in any such Enforcement Actions); and (iv) hire counsel of its choosing; provided, that, in the event that the Bigger-District Creditors cause the Successor Agent to take any Enforcement Action against any Obligor and/or the Collateral pursuant to the foregoing clause (iii) of this Section 4(f), the Bigger-District Creditors shall direct the Successor Agent to take Enforcement Actions under and in accordance with the terms of both the Aegis Note Documents and the Bigger-District Note Documents simultaneously and collect and apply any and all proceeds realized in any and all such Enforcement Actions in accordance with Section 2(a)(ii) of this Agreement. Each of the Secured Creditors agrees that upon the appointment of a Successor Agent, except as specifically permitted to do so pursuant to this Agreement, it shall not commence or join in any action against any Obligor relating to the collection or enforcement of the Bigger-District Debt or the Aegis Debt; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Secured Creditor to enforce this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof). The Obligors shall pay all fees, costs and expenses of the Successor Agent including fees paid to the Successor Agent for serving as Agent hereunder. Notwithstanding anything to the contrary contained herein, the indemnifications made for the benefit of Agent, and the limitations on the liability of Agent under this Agreement will continue after the replacement of the Agent with the Successor Agent with respect to all the circumstances to which they are applicable, existing or occurring before such substitution, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such substitution will also survive such substitution.

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5. Limitation on Actions Against Obligors.

(a) Restrictions on Collection and Enforcement. Each Bigger-District Creditor agrees that it shall not commence or join in any action against any Obligor relating to the collection or enforcement of the Bigger-District Debt (including any remedies with respect to Collateral), except (x) if requested by Aegis in its capacity as Agent under Section 4(b) or (y) in accordance with Section 4(f) upon the appointment of a Successor Agent; provided, notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall be construed to prevent or impair the rights of any Bigger-District Creditor to enforce this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof).

(b) Notwithstanding anything to the contrary contained in this Agreement, at any time, the Bigger-District Creditors may:

(i) if any Proceeding has been commenced by or against any Obligor, file a claim or statement of interest with respect to the Bigger-District Debt;

(ii) take any action in order to create or perfect their Liens in and to the Collateral under the Bigger-District Note Documents;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person (1) objecting to or otherwise seeking the disallowance of the claims of Bigger-District Creditors with respect to the Bigger-District Debt, including without limitation any claims secured by the Collateral as provided in this Agreement, or (2) challenging the enforceability or validity of any term or provision of this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof);

(iv) vote on any plan of reorganization and make any filings and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Pari Passu Debt and the Collateral, including without limitation in relation to the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments, Distributions, and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof); and/or

(v) deliver any notice of default to any Obligor with respect to and in accordance with the terms of any Bigger-District Note Document.

(c) Notwithstanding anything to the contrary contained in this Agreement, at any time, Aegis may:

(i) if any Proceeding has been commenced by or against any Obligor, file a claim or statement of interest with respect to the Aegis Debt;

(ii) take any action in order to create or perfect its Liens in and to the Collateral under the Aegis Note Documents;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person (1) objecting to or otherwise seeking the disallowance of the claims of Aegis with respect to the Aegis Debt, including without limitation any claims secured by the Collateral as provided in this Agreement, or (2) challenging the enforceability or validity of any term or provision of this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof);

(iv) vote on any plan of reorganization and make any filings and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Pari Passu Debt and the Collateral, including without limitation in relation to the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments, Distributions, and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof); and/or

(v) deliver any notice of default to the Obligors with respect to and in accordance with the terms of any Aegis Note Document.

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6. Bankruptcy or Related Proceedings. Notwithstanding anything else contained herein to the contrary, in the event of any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of an Obligor (a “Proceeding”):

(a) All payments and recoveries payable on account of principal and interest on the Pari Passu Debt shall be paid and applied ratably and proportionately amongst and between Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors. For the avoidance of doubt, notwithstanding anything to the contrary contained herein, in any Proceeding, all proceeds of the Collateral (other than the ILOC and any proceeds thereof, which is are reserved solely for Aegis) shall be paid and applied ratably and proportionately amongst and between Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors.

(b) Any payment by, or any distribution of assets or properties of, any Obligor of any kind or character, whether in cash, property or securities, (i) to which the Bigger-District Creditors would be entitled except for the terms and provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to Aegis and to the Bigger-District Creditors to the extent necessary to make the all payments and recoveries Pari Passu Debt paid and applied ratably and proportionately amongst and between Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditor or (ii) to which Aegis would be entitled except for the terms and provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to Aegis and to the Bigger-District Creditors to the extent necessary to make the Pari Passu Debt paid and applied ratably and proportionately amongst and between Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages of Aegis and the Bigger-District Creditors.

(c) In the event that, notwithstanding the foregoing, any payment by, or distribution of assets or properties of, any Obligor of any kind or character, whether in cash, property or securities, shall be directly or indirectly received by (i) the Bigger-District Creditors, in excess of the amount which the Bigger-District Creditors are entitled to receive pursuant to the foregoing clauses (a) and/or (b) in order to make the Pari Passu Debt paid and applied ratably and proportionately amongst and between Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages, the Bigger-District Creditors shall promptly deliver such payment to Aegis for application to payment of the remaining unpaid Aegis Debt and until so delivered to Aegis will be held by the Bigger-District Creditors in trust as Aegis’ property, or (ii) Aegis, in excess of the amount which Aegis are entitled to receive pursuant to the foregoing clauses (a) and/or (b) in order to make the Pari Passu Debt paid and applied ratably and proportionately amongst and between Aegis and the Bigger-District Creditors with respect to all outstanding Pari Passu Debt on the basis of the respective Pari Passu Percentages, Aegis shall promptly deliver such payment to the Bigger-District Creditors for application to payment of the remaining unpaid Bigger-District Debt and until so delivered to the Bigger-District Creditors will be held by Aegis in trust as the Bigger-District Creditors’ property, the intent of this clause (c) being to give effect to the provisions of the foregoing clauses (a) and (b).

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(d) Aegis and each Bigger-District Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding (i) challenging the enforceability, validity, perfection or priority of the Pari Passu Debt or any Liens and security interests securing the Pari Passu Debt or (ii) challenging the enforceability or validity of any term or provision of this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof); provided that Aegis and each of the Bigger-District Creditors may file any necessary responsive or defensive pleadings in opposition to any such claim, action or proceeding described in the foregoing clauses (i) and (ii) made by any Person.

(e) Proofs of Claim.

(i) Each Bigger-District Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Bigger-District Debt as reasonably requested by Agent in connection with any Proceeding provided that such proofs of claim acknowledge such Bigger-District Creditor’s rights with respect to its Pari Passu Debt and each Bigger-District Creditor hereby irrevocably authorizes, empowers and appoints Agent as its agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim upon the failure of such Bigger-District Creditor promptly to do so prior to FIFTEEN (15) days before the expiration of the time to file any such proof of claim

(ii) Aegis agrees to execute, verify, deliver and file any proofs of claim in respect of the Aegis Debt as reasonably requested by Agent in connection with any Proceeding provided that such proofs of claim acknowledge Aegis’ rights with respect to its Pari Passu Debt and Aegis hereby irrevocably authorizes, empowers and appoints Agent as its agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim upon the failure of Aegis promptly to do so prior to FIFTEEN (15) days before the expiration of the time to file any such proof of claim.

(iii) Aegis and each Bigger-District Creditor agrees to not vote such claim in any such Proceeding in a manner contrary to the terms and conditions of this Agreement.

(f) The provisions of this Agreement shall continue to govern the relative rights and priorities of Aegis and the Bigger-District Creditors even if all or part of the Aegis Debt or the Liens securing the Aegis Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Aegis Debt is rescinded or must otherwise be returned by any holder of Aegis Debt or any representative of such holder. The provisions of this Agreement shall continue to govern the relative rights and priorities of Aegis and the Bigger-District Creditors even if all or part of the Bigger-District Debt or the Liens securing the Bigger-District Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Bigger-District Debt is rescinded or must otherwise be returned by any holder of Bigger-District Debt or any representative of such holder.

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7. Excluded ILOC. Notwithstanding anything to the contrary contained herein, each Bigger-District Creditor acknowledges and agrees that the ILOC does not secure the Bigger-District Debt or such Bigger-District Creditor’s share of the Pari Passu Debt. Each Bigger-District Creditor hereby irrevocably waives and releases all of its right, title and interest, if any, and all Liens, if any, that it may hold in or against the ILOC. Concurrently with the execution of this Agreement, each Bigger-District Creditor shall (1) promptly amend its Bigger-District Note Documents solely for the purpose of excluding the ILOC from any Collateral securing the Bigger-District Debt and (2) file UCC-3 amendments with respect to all UCC financing statements on record in favor of such Bigger-District Creditor in respect of the Bigger-District Debt solely for the purpose of excluding and releasing the ILOC from the collateral description filed of record. Each Bigger-District Creditor hereby irrevocably authorizes, empowers and appoints Aegis as its agent and attorney-in-fact to execute, verify, deliver and file any UCC-3 amendment with respect to any UCC financing statement on record in favor of such Bigger-District Creditor in respect of the Bigger-District Debt (solely for the purpose of excluding and releasing the ILOC from the collateral description filed of record) upon the failure of such Bigger-District Creditor to promptly file any such UCC-3 amendment prior to FIFTEEN (15) days after receipt by such Bigger-District Creditor from Aegis of a written request to file any such UCC-3 amendment; provided that any UCC-3 amendment filed pursuant to this Section 6 by any Bigger-District Creditor or by Aegis shall amend the collateral description of any UCC financing statement in favor of the Bigger-District Creditors with respect to the Bigger-District Debt filed of record to read as follows:

“ALL OF THE DEBTOR’S RIGHT, TITLE AND INTEREST, WHETHER NOW EXISTING OR HEREAFTER ACQUIRED IN AND TO ALL ASSETS AND PERSONAL PROPERTY OF THE DEBTOR, AND THE PROCEEDS AND PRODUCTS, WHETHER TANGIBLE OR INTANGIBLE, THEREOF, EXCLUDING THE ILOC (AS DEFINED IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2023 BY AND AMONG EASTSIDE DISTILLING, INC., CRAFT CANNING + BOTTLING, LLC, BIGGER CAPITAL FUND, LP, DISTRICT 2 CAPITAL FUND LP, AND AEGIS SECURITY INSURANCE COMPANY, AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME).”

8. Liens.

(a) Pari Passu Priority. Subject to Section 7, each of the Obligors and each Bigger-District Creditor agrees that all Liens and whatever other right, title or interest (if any) any such Bigger-District Creditor may have at any time in or to any Collateral as security for the Bigger-District Debt shall, at all times and in all respects, be pari passu in priority and in all other respects with all Liens and any other right, title or interest of Aegis in or to any such Collateral as security for the Aegis Debt, irrespective of the time or order of the creation or perfection of any such Lien, right, title or interest and irrespective of any failure by Aegis to create or perfect any such Lien, right, title or interest. Subject to Section 7, each of the Obligors and Aegis agree that all Liens and whatever other right, title or interest (if any) Aegis may have at any time in or to any Collateral as security for the Aegis Debt shall, at all times and in all respects, be pari passu in priority and in all other respects with all Liens and any other right, title or interest of the Bigger-District Creditors in or to any such Collateral as security for the Bigger-District Debt, irrespective of the time or order of the creation or perfection of any such Lien, right, title or interest and irrespective of any failure by the Bigger-District Creditors to create or perfect any such Lien, right, title or interest.

(b) Certain Releases and Waivers. Notwithstanding anything to the contrary set forth herein, any release or waiver following the Effective Date of any Liens or any other right, title or interest (if any) any Bigger-District Creditor may have at any time in or to any Collateral as security for the Bigger-District Debt under any of the Bigger-District Note Documents (including, without limitation, any release or waiver of any such Liens or any such other right, title or interest (if any) in or to such Collateral effected (i) voluntarily by any Bigger-District Creditor, (ii) as a result of the Bigger-District Debt being Paid in Full or (iii) by operation of law) shall have no effect on the validity, perfection or enforceability of any Liens or any other right, title or interest (if any) of Aegis in or to any such Collateral as security for the Aegis Debt under the Aegis Note Documents. Notwithstanding anything to the contrary set forth herein, any release or waiver following the Effective Date of any Liens or any other right, title or interest (if any) of Aegis may have at any time in or to any Collateral as security for the Aegis Debt under any of the Aegis Note Documents (including, without limitation, any release or waiver of any such Liens or any such other right, title or interest in or to such Collateral (if any) effected (i) voluntarily by Aegis, (ii) as a result of the Aegis Debt being Paid in Full or (iii) by operation of law) shall have no effect on the validity, perfection or enforceability of any Liens or any other right, title or interest (if any) of the Bigger-District Creditors in or to any such Collateral as security for the Bigger-District Debt under the Bigger-District Note Documents.

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(c) Other Intercreditor Arrangements. Except for any “Permitted Liens” under and as defined in the A&R Bigger-District Notes as in effect on the Effective Date, the Bigger-District Creditors agree not to enter into any agreement with another creditor of Eastside or any other Obligor to subordinate any Liens of any Bigger-District Creditor in any Collateral under the Bigger-District Note Documents to the Lien of such other creditor in the Collateral without the prior written consent of Aegis. Except for any “Permitted Liens” under and as defined in the Aegis Note Documents as in effect on the Effective Date, Aegis agree not to enter into any agreement with another creditor of Eastside or any other Obligor to subordinate any Liens of Aegis in any Collateral under the Aegis Note Documents to the Lien of such other creditor in the Collateral without the prior written consent of the Bigger-District Creditors.

(d) Contesting Liens and Provisions of this Agreement. Aegis and each Bigger-District Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding (i) challenging the enforceability, validity, perfection or priority of the Pari Passu Debt or any Liens and security interests securing the Pari Passu Debt or (ii) challenging the enforceability or validity of any term or provision of this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof); provided that Aegis and each of the Bigger-District Creditors may file any necessary responsive or defensive pleadings in opposition to any such claim, action or proceeding described in the foregoing clauses (i) and (ii) made by any Person; provided further, notwithstanding anything to the contrary set forth in this Agreement, that nothing in this Agreement shall be construed to prevent or impair the rights of Aegis or any Bigger-District Creditor to enforce this Agreement, including without limitation the provisions of this Agreement relating to the relative rights of Aegis and the Bigger-District Creditors to the allocation of payments and recoveries payable on account of the Pari Passu Debt (including from the Collateral and the proceeds thereof).

9. Restriction on Transfer of Bigger-District Debt and Aegis Debt. Each Bigger-District Creditor agrees not to assign or transfer all or any part of the Bigger-District Debt or any claim which such Bigger-District Creditor may have against any Obligor except pursuant to an agreement which is expressly made subject to all terms and provisions of this Agreement. Aegis agrees not to assign or transfer all or any part of the Aegis Debt or any claim which Aegis may have against any Obligor except pursuant to an agreement which is expressly made subject to all terms and provisions of this Agreement.

10. Books and Records; Legends.

(a) Each of the Obligors and each of the Bigger-District Creditor agrees (a) to make proper notations in its respective books, records or other statements which evidence or record any Bigger-District Debt indicating that the Bigger-District Debt is subject to the provisions of this Agreement, and (b) to place the following legend on any promissory note or other instrument evidencing the Bigger-District Debt:

“THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE PARI PASSU IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2023 BY AND AMONG EASTSIDE DISTILLING, INC., CRAFT CANNING + BOTTLING, LLC, BIGGER CAPITAL FUND, LP, DISTRICT 2 CAPITAL FUND LP, AND AEGIS SECURITY INSURANCE COMPANY (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”) WITH THE INDEBTEDNESS OWED BY THE MAKER PURSUANT TO AND IN CONNECTION WITH THE AEGIS NOTE DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. In the event of any conflict between the terms of the Intercreditor Agreement and this INSTRUMENT, the terms of the Intercreditor Agreement shall govern and control.”

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(b) Each of the Obligors and Aegis agrees (i) to make proper notations in its respective books, records or other statements which evidence or record any Aegis Debt indicating that the Aegis Debt is subject to the provisions of this Agreement, and (ii) to place the following legend on any promissory note or other instrument evidencing the Aegis Debt:

“THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE PARI PASSU IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2023 BY AND AMONG EASTSIDE DISTILLING, INC., CRAFT CANNING + BOTTLING, LLC, BIGGER CAPITAL FUND, LP, DISTRICT 2 CAPITAL FUND LP, AND AEGIS SECURITY INSURANCE COMPANY (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”) WITH THE INDEBTEDNESS OWED BY THE COMPANY PURSUANT TO AND IN CONNECTION WITH THE BIGGER-DISTRICT NOTE DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. In the event of any conflict between the terms of the Intercreditor Agreement and this INSTRUMENT, the terms of the Intercreditor Agreement shall govern and control.”

11. Future Indebtedness; Certain Modifications.

(a) Future Indebtedness.

(i) Restriction on Future Indebtedness with Bigger-District Creditors. Without the prior written consent of Aegis, (1) no Obligor will issue to any Bigger-District Creditor nor any Affiliate thereof, any additional indebtedness beyond the aggregate amount of the Bigger-District Debt outstanding as of the Effective Date (provided, for the avoidance of doubt, the aggregate principal amount of the A&R Bigger-District Notes shall in no event be permitted to exceed $524,290 at any time and further provided, for the avoidance of doubt, that (x) any fees, interest, or other obligations that become due or payable pursuant to the terms of any Bigger-District Note Document as in effect on the Effective Date shall not be deemed an issuance of “additional indebtedness” for purposes of this Section 11(a)(i)) and (y) any principal, fees, interest, or other obligations that become due or payable pursuant to the terms of any of the A&R Bigger-District Unsecured Notes, A&R Bigger Warrant and A&R District 2 Warrant, in each case as in effect on the Effective Date, shall not be deemed an issuance of “additional indebtedness” for purposes of this Section 11(a)(i)), (2) no Obligor will grant any additional Lien as security for the Bigger-District Debt or any other indebtedness owing by any Obligor to any Bigger-District Creditor or any Affiliate thereof beyond those Liens granted as of the Effective Date pursuant to the Bigger-District Note Documents as in effect on the Effective Date, and (3) neither any Bigger-District Creditor nor any Affiliate thereof will accept any such issuance of additional indebtedness by any Obligor or the grant of any such additional Lien or enter into any agreement to effect the same. The Bigger-District Creditors and each of the Obligors agree and acknowledge that any issuance by any Obligor of any indebtedness to any Bigger-District Creditor or any Affiliate thereof and/or any grant by any Obligor of any Lien to any Bigger-District Creditor or any Affiliate thereof in violation of the terms of this Section 11(a)(i) shall be void ab initio and have no force or effect.

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(ii) Restriction on Future Indebtedness with Aegis. Without the prior written consent of the Bigger-District Creditors (provided, however, that the consent of the Bigger-District Creditors will not be required at any time when all of the following two (2) conditions are met: (1) the A&R Bigger-District Notes have been Paid in Full in their entirety and (2) the aggregate principal amount outstanding under the A&R Bigger-District Unsecured Notes is less than $3,631,578), (1) no Obligor will issue to Aegis nor any Affiliate thereof, any additional indebtedness beyond the aggregate amount of Aegis Debt outstanding as of the Effective Date (provided, for the avoidance of doubt, the principal amount of the A&R Aegis Note shall in no event be permitted to exceed $2,763,291 in the aggregate at any time and further provided, for the avoidance of doubt, that any fees, interest, or other obligations that become due or payable pursuant to the terms of any Aegis Note Document as in effect on the Effective Date shall not be deemed an issuance of “additional indebtedness” for purposes of this Section 11(a)(ii)), (2) no Obligor will grant any additional Lien as security for the Aegis Debt or any other indebtedness owing by any Obligor to Aegis or any Affiliate thereof beyond those Liens granted as of the date of this Agreement pursuant to the Aegis Note Documents as in effect on the Effective Date, and (3) neither Aegis nor any Affiliate thereof will accept any such issuance of additional indebtedness by any Obligor or the grant of any such additional Lien or enter into any agreement to effect the same. Aegis and each of the Obligors agree and acknowledge that any issuance by any Obligor of any indebtedness to Aegis or any Affiliate thereof and/or any grant by any Obligor of any Lien to Aegis or any Affiliate thereof in violation of the terms of this Section 11(a)(ii) shall be void ab initio and have no force or effect.

(iii) Restriction on Other Secured Indebtedness and Liens. Without the prior written consent of Aegis and the Bigger-District Creditors (provided, however, that the consent of the Bigger-District Creditors will not be required at any time when all of the following two (2) conditions are met: (1) the A&R Bigger-District Notes have been Paid in Full in their entirety and (2) the aggregate principal amount outstanding under the A&R Bigger-District Unsecured Notes is less than $3,631,578):

(1) no Obligor shall create, incur, assume or in any manner become liable in respect of, or suffer to exist, any indebtedness secured by any assets or property of any Obligor other than indebtedness under the A&R Aegis Note and the A&R Bigger-District Notes and subject to this Agreement; and

(2) no Obligor will create, incur, assume or suffer to exist any Lien or other encumbrance of any nature whatsoever, on any of the Collateral whether now or hereafter owned, other than (A) Liens in favor of Aegis under the Aegis Note Documents as in effect on the Effective Date and subject to this Agreement, (B) Liens in favor of the Bigger-District Creditors under the Bigger-District Note Documents as in effect on the Effective Date and subject to this Agreement and (C) Permitted Liens. As used herein, the term “Permitted Liens” means (a) Liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such Lien) for which adequate reserves in accordance with GAAP are being maintained, provided, that the same have no priority over any of Aegis’ or the Bigger-District Creditors’ security interests in the Collateral except as required pursuant to applicable law; (b) Liens of materialmen, mechanics, carriers, or other similar Liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained; (c) Liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to such Obligor); and (d) cash deposits or pledges of an aggregate amount not to exceed $10,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business.

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(b) Certain Modifications.

(i) Modifications of Bigger-District Note Documents. Until all of the Aegis Debt has been Paid in Full, neither any Bigger-District Creditor nor any Obligor shall, without the prior written consent of Aegis, agree to any amendment, modification or supplement to any Bigger-District Note Document, except that the Bigger-District Creditors and the Obligors shall be permitted to amend or modify the Bigger-District Note Documents in accordance with the provisions of the Bigger-District Note Documents in effect as of the Effective Date to (1) extend the maturity date or the date of payment of any amount due by Eastside or any other Obligor thereunder, (2) decrease the rate of interest applicable to any of the Bigger-District Debt, (3) waive any Obligor’s noncompliance with any term or provision thereof, and/or (4) amend any Bigger-District-District Agreement (including without limitation any A&R Bigger-District Note) so long as such amendment is not more onerous or restrictive on any Obligor than provisions contained in such Bigger-District Note Document as in effect on the date of this Agreement, in each case without the prior written consent of Aegis; provided, that notwithstanding anything set forth in this Section 11(b)(i) to the contrary, no action under the foregoing clauses (3) and (4) of this Section 11(b)(i) shall be permitted to be taken by any Bigger-District Creditor or any Obligor without the prior written consent of Aegis to the extent such action would (A) prohibit any Obligor from making any payment with respect to the Pari Passu Debt which is permitted under the terms of this Agreement or otherwise contravene any provision of this Agreement or (B) be reasonably likely to result in any material harm to any interest of Aegis to be paid from the proceeds of the Collateral under this Agreement or any interest of Aegis in the Aegis Debt owing to it by any Obligor under any Aegis Note Document. The Bigger-District Creditors shall provide written notice to Aegis of any action taken pursuant to any of the foregoing clauses (1) through (4) of this Section 11(b)(i) promptly, and in any event within three (3) Business Days thereof, including a reasonably detailed description of any such action taken and copies of any and all documentation amending, modifying or supplementing any Bigger-District Note Document executed by any Bigger-District Creditor and/or any Obligor.

(ii) Modifications of Aegis Note Documents. Until both (A) all of the Bigger-District Debt has been Paid in Full and (B) the aggregate principal amount outstanding under the A&R Bigger-District Unsecured Notes is less than $3,631,578, neither Aegis nor any Obligor shall, without the prior written consent of the Bigger-District Creditors, agree to any amendment, modification or supplement to any Aegis Note Document, except that Aegis and the Obligors shall be permitted to amend or modify the Aegis Note Documents in accordance with the provisions of the Aegis Note Documents in effect as of the Effective Date to (1) extend the maturity date or the date of payment of any amount due by Eastside or any other Obligor thereunder, (2) decrease the rate of interest applicable to any of the Aegis Debt, (3) waive any Obligor’s noncompliance with any term or provision thereof, and/or (4) amend any Aegis Note Document (including without limitation the A&R Aegis Note) so long as such amendment is not more onerous or restrictive on any Obligor the than provisions contained in such Aegis Note Document as in effect on the date of this Agreement, in each case without the prior written consent of the Bigger-District Creditors; provided, that notwithstanding anything set forth in this Section 11(b)(ii) to the contrary, no action under the foregoing clauses (3) and (4) of this Section 11(b)(ii) shall be permitted to be taken by Aegis or any Obligor without the prior written consent of the Bigger-District Creditors to the extent such action would (A) prohibit any Obligor from making any payment with respect to the Pari Passu Debt which is permitted under the terms of this Agreement or otherwise contravene any provision of this Agreement or (B) be reasonably likely to result in any material harm to any interest of any Bigger-District Creditor to be paid from the proceeds of the Collateral under this Agreement or any interest of any Bigger-District Creditor in the Bigger-District Debt owing to it by any Obligor under any Bigger-District Note Document. Aegis shall provide written notice to the Bigger-District Creditors of any action taken pursuant to any of the foregoing clauses (1) through (4) of this Section 11(b)(ii) promptly, and in any event within three (3) Business Days thereof, including a reasonably detailed description of any such action taken and copies of any and all documentation amending, modifying or supplementing any Aegis Note Document executed by Aegis and/or any Obligor.

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12. Consent of Aegis to Bigger-District Note Documents; Consent of Bigger-District Creditors to Aegis Note Documents.

(a) Consent of Aegis to Bigger-District Note Documents. Notwithstanding anything to the contrary contained herein, Aegis hereby approves and consents to all of the terms and conditions of the Bigger-District Note Documents as in effect on the Effective Date, subject to the accuracy of the representations and warranties of the Bigger-District Creditors made in Section 13(a) hereof; provided for the avoidance of doubt, the parties hereto acknowledge that the rights, duties and obligations of the parties to the Bigger-District Note Documents are subject to the terms of this Agreement, and the consent provided in this Section 12(a) shall not constitute a waiver of any rights of Aegis or any of the duties and obligations of the Obligors and the Bigger-District Creditors under this Agreement.

(b) Consent of Bigger-District Creditors to Aegis Note Documents. Notwithstanding anything to the contrary contained herein, each Bigger-District Creditor hereby approves and consents to all of the terms and conditions of the Aegis Note Documents as in effect on the Effective Date, subject to the accuracy of the representations and warranties of Aegis made in Section 13(b) hereof; provided for the avoidance of doubt, the parties hereto acknowledge that the rights, duties and obligations of the parties to the Aegis Note Documents are subject to the terms of this Agreement, and the consent provided in this Section 12(b) shall not constitute a waiver of any rights of any Bigger-District Creditor or any of the duties and obligations of the Obligors and Aegis under this Agreement.

13. Representations and Warranties of Aegis and Bigger-District Creditors.

(a) Aegis represents and warrants to the Bigger-District Creditors that:

(i) as of the Effective Date, no part of the Aegis Debt is evidenced by any instrument, agreement or other document except (1) the Aegis Note Purchase Agreement, (2) the Aegis Note Purchase Agreement First Amendment, (3) the ILOC, (4) the A&R Aegis Note and (5) the A&R Aegis Note Guaranty (in each case as in effect as of the Effective Date), and none of such Aegis Note Documents has been amended, amended and restated, restated, supplemented or otherwise modified in any respect heretofore or as of the Effective Date other than the Aegis Note Purchase Agreement (pursuant to the Aegis Note Purchase Agreement First Amendment);

(ii) as of the Effective Date, Aegis is the lawful owner of all of the Aegis Debt, and the Aegis Debt under the Aegis Note Documents listed in the foregoing clause (i) of this Section 13(a) constitutes the only debt, liabilities or obligations owed by any Obligor to Aegis (except for the obligations of the Obligors to Aegis under this Agreement); and

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(iii) no part of the Aegis Debt has been assigned, transferred, pledged, subordinated or otherwise encumbered by Aegis in any respect heretofore or as of the Effective Date (except pursuant to this Agreement).

(b) Each Bigger-District Creditor represents and warrants to Aegis that:

(i) as of the Effective Date, no part of the Bigger-District Debt is evidenced by any instrument, agreement or other document except (1) the Bigger-District Securities Purchase Agreement, (2) the A&R Bigger-District Notes and (3) the A&R Bigger-District Security Agreement (in each case as in effect as of Effective Date), and none of such Bigger-District Note Documents has been amended, amended and restated, restated, supplemented or otherwise modified in any respect heretofore or as of the Effective Date other than the Bigger-District Securities Purchase Agreement (pursuant to the Amendment to Bigger-District Securities Purchase Agreement, the Bigger-District Accommodation Agreement, the Bigger-District First Amendment Agreement, the Bigger-District Second Amendment Agreement and the Bigger-District Third Amendment Agreement);

(ii) as of the Effective Date, together, the Bigger-District Creditors are the lawful owners of all of the Bigger-District Debt, and the Bigger-District Debt under the Bigger-District Note Documents listed in the foregoing clause (i) of this Section 13(b) constitutes the only debt, liabilities or obligations owed by any Obligor to any Bigger-District Creditor as of the Effective Date (except for the obligations of the Obligors to the Bigger-District-Creditors under this Agreement), other than the unsecured, subordinated indebtedness and/or other obligations of Eastside under (1) that certain Amended and Restated Promissory Note dated as of September 29, 2023, issued by Eastside to Bigger in the original principal amount of $2,844,675 (the “A&R First Bigger Unsecured Note”), which A&R First Bigger Unsecured Note amended and restated and superseded in its entirety that certain Promissory Note dated as of October 26, 2021 issued by Eastside to Bigger in the original principal amount of $2,748,442, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023, issued by Eastside to Bigger in the original principal amount of $162,312 (the “A&R Second Bigger Unsecured Note”), which A&R Second Bigger Unsecured Note amended and restated and superseded in its entirety that certain Promissory Note dated as of October 26, 2021 issued by Eastside to Bigger in the original principal amount of $156,821, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023, issued by Eastside to District 2 in the original principal amount of $4,267,013 (the “A&R First District 2 Unsecured Note”), which A&R First District 2 Unsecured Note amended and restated and superseded in its entirety that certain Promissory Note dated as of October 26, 2021 issued by Eastside to District 2 in the original principal amount of $4,122,663, and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023, issued by Eastside to District 2 in the original principal amount of $243,467 (the “Second A&R District 2 Unsecured Note”), which A&R Second District 2 Unsecured Note amended and restated and superseded in its entirety that certain Promissory Note dated as of October 26, 2021 issued by Eastside to District 2 in the original principal amount of $235,231 (the A&R First Bigger-Unsecured Note, the A&R Second Bigger Unsecured Note, the A&R First District 2 Unsecured Note and the A&R Second District 2 Unsecured Note are referred to herein, collectively, as the “A&R Bigger-District Unsecured Notes”), (3) the A&R Bigger Warrant and (4) the A&R District 2 Warrant; and

(iii) no part of the Bigger-District Debt has been assigned, transferred, pledged, subordinated or otherwise encumbered by such Bigger-District Creditor in any respect heretofore or as of the Effective Date (except pursuant to this Agreement), except that (1) the Bigger-District Debt was previously subordinated pursuant to that certain Subordination Agreement dated as of April 19, 2021 by and among the Bigger-District Creditors as subordinated creditors, Live Oak Banking Company as senior creditor and Eastside (as amended by that certain Amendment to Subordination Agreement dated as of April 26, 2021 by and among the Bigger-District Creditors as subordinated creditors, Live Oak Banking Company as senior creditor and Eastside) and (2) the Bigger-District Debt was previously subordinated pursuant to that certain Subordination Agreement dated as of April 1, 2022 by and among the Bigger-District Creditors as subordinated creditors, TQLA as senior creditor and Eastside.

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14. Severability. If any term, condition or provision of this Agreement or any other agreement, document or instrument executed in connection herewith or in connection with the Aegis Debt or the Bigger-District Debt or any Collateral therefor is determined to be invalid or unenforceable under any law, such determination shall not affect the validity or enforceability of any other term, condition or provision hereof or thereof.

15. No Waiver.

(a) No delay by Aegis in exercising any right or remedy hereunder or under any Aegis Note Document, or in failing to exercise the same shall operate as a waiver in favor of any Obligor or any Bigger-District Creditor of any such right or remedy. No notice to or demand on any Obligor or any Bigger-District Creditor by Aegis shall be deemed a waiver of any right of Aegis hereunder or under any Aegis Note Document to take further action without notice or demand.

(b) No delay by any Bigger-District-Creditor in exercising any right or remedy hereunder or under any Bigger-District Note Document or in failing to exercise the same shall operate as a waiver in favor of any Obligor or Aegis of any such right or remedy. No notice to or demand on any Obligor or Aegis by any Bigger-District Creditor shall be deemed a waiver of any right of such Bigger-District Creditor hereunder or under any Bigger-District Note Document to take further action without notice or demand.

16. Applicable Law, Venue and Jurisdiction. The parties hereto agree that this Agreement shall be deemed to have been made in the Commonwealth of Pennsylvania at Aegis’s address set forth herein and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania and is performable in the Commonwealth of Pennsylvania. In any litigation in connection with or to enforce this Agreement, Aegis, the Bigger-District Creditors, Obligors, and each of them, irrevocably consents to and confers personal jurisdiction on the courts of on the courts of the Commonwealth of Pennsylvania or the United States courts located within the Commonwealth of Pennsylvania. Nothing contained herein shall, however, prevent Aegis or the Bigger-District Creditors from bringing any action to enforce this Agreement or exercising any rights hereunder within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

17. Modification. Any modification, alteration or waiver of any provision of this Agreement, or any consent to any departure by any party hereto from the terms hereof, shall not be effective in any event unless the same is in writing and signed by all parties hereto, and then such modification, alteration waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

18. Further Assurances. Each party to this Agreement will promptly execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

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19. No Other Representations or Warranties. No representations, warranties, covenants or agreements have been made by Aegis to the other parties hereto except as expressly set forth herein and such other parties hereto have not relied upon any representation, warranty, covenant or agreement made by Aegis unless expressly set forth herein, including without limiting the generality of the foregoing, any representation, warranty, covenant or agreement by Aegis to provide or make any credit, advance or loan to any Obligor or to extend the time of payment of any such credit, advance or loan or to grant any waiver or forbearance with respect thereto. No representations, warranties, covenants or agreements have been made by the Bigger-District Creditors to the other parties hereto except as expressly set forth herein and such other parties hereto have not relied upon any representation, warranty, covenant or agreement made by the Bigger-District Creditors unless expressly set forth herein, including without limiting the generality of the foregoing, any representation, warranty, covenant or agreement by the Bigger-District Creditors to provide or make any credit, advance or loan to any Obligor or to extend the time of payment of any such credit, advance or loan or to grant any waiver or forbearance with respect thereto.

20. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives (as to individuals who are parties hereto, but excluding legal counsel acting in such capacity), successors and assigns. Each reference herein to any Obligor, any Bigger-District Creditor or Aegis shall be deemed to include its successors and assigns.

21. Conflicts. In the event of any conflict between the provisions of this Agreement, on the one hand, and the provisions of the any of the Aegis Note Documents and/or any of the Bigger-District Note Documents, on the other hand, the provisions of this Agreement shall govern and control.

23. Expenses. In the event of any litigation or claim brought by or on behalf of Aegis, any Bigger-District Creditor or any other Person regarding or arising from a purported breach of this Agreement by Aegis, any Bigger-District Creditor or any Obligor, the prevailing party in such litigation shall be entitled to recover its reasonable expenses, attorneys’ fees and costs incurred therein or in enforcement or collection of any judgment or award rendered therein.

24. Actions Required by the Obligors. Each of the Obligors agrees to (a) do and perform any and all acts and things which may be required on its part to enable each Aegis and each Bigger-District Creditor to perform their respective obligations under this Agreement, and (b) refrain from doing any act or thing which would cause or contribute to a violation by Aegis or any Bigger-District Creditor of any of its obligations hereunder.

26. Additional Waivers by the Obligors, Aegis and Bigger-District Creditors. Aegis, the Obligors and the Bigger-District Creditors, and each of them, waives any and all notice of (a) the receipt and acceptance by all parties hereto of this Agreement, (b) of the creation, renewal, extension or accrual of any of the Aegis Debt or the Bigger-District Debt, present or future, in whole or in part, by Aegis or any Bigger-District Creditor (provided, notwithstanding anything set forth herein to the contrary, that this clause (b) shall not be deemed to be a waiver of any obligation of any party under Section 11 of this Agreement, including without limitation the respective notice obligations of Aegis and the Bigger-District Creditors under Section 11 of this Agreement), and/or (c) of the reliance by Aegis or any Bigger-District Creditor on this Agreement at any time.

27. Covenants of Aegis Regarding Aegis-Obligor Fundamental Transactions. Notwithstanding anything set forth herein to the contrary, Aegis covenants and agrees (on behalf of itself and each of its Affiliates, whether existing now or in the future) that in the event of any Aegis-Obligor Fundamental Transaction, Aegis shall ensure that (a) all of the Bigger-District Debt shall remain the direct obligation of Eastside (or the Eastside Surviving Successor (as defined below)) and (b) either:

(x) Eastside will survive the consummation of such Aegis-Obligor Fundamental Transaction and, upon the consummation such Aegis-Obligor Fundamental Transaction, the shares of common stock of Eastside will remain quoted for trading on the Nasdaq Capital Market; or

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(y) in the case of any Aegis-Obligor Fundamental Transaction the consummation of which Eastside does not survive, (1) Eastside will, as part of such Aegis-Obligor Fundamental Transaction, be merged into and succeeded by Aegis or an Affiliate thereof (Aegis or such Affiliate thereof, as applicable, in such capacity, the “Eastside Surviving Successor”), (2) such Eastside Surviving Successor shall survive the consummation of such Aegis-Obligor Fundamental Transaction and any other Aegis-Obligor Fundamental Transactions, and (3) immediately upon the consummation of such Aegis-Obligor Fundamental Transaction, the shares of common stock of the Eastside Surviving Successor will be quoted for trading on the Nasdaq Capital Market.

28. Continuing Agreement; Termination of Agreement; Reinstatement. This Agreement shall continue in full force and effect unless and until all of the Aegis Debt and all of the Bigger-District Debt shall be Paid in Full, and shall automatically terminate if and when all of the Aegis Debt and all of the Bigger-District Debt shall be Paid in Full. In furtherance of the foregoing, this Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment of any of the Aegis Debt or any of the Bigger-District Debt, in whole or in part, is rescinded or must otherwise be restored or refunded by a holder of the Aegis Debt or the Bigger-District Debt, as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made.

29. Relative Rights. This Agreement defines the relative rights of the Bigger-District Creditors and Aegis. Except as expressly provided in this Agreement, nothing in this Agreement shall:

(a) impair, as between the Obligors and the Bigger-District Creditors, (i) the obligations of the Obligors, as provided in the Bigger-District Note Documents, to pay principal of and interest on any Bigger-District Debt in accordance with its terms, or (ii) any other obligations of the Obligors owing or performable by the Obligors in relation to any Bigger-District Debt in accordance with its terms;

(b) impair, as between the Obligors and Aegis, (i) the obligations of the Obligors, as provided in the Aegis Note Documents, to pay principal of and interest on any Aegis Debt in accordance with its terms, or (ii) any other obligations of the Obligors owing or performable by the Obligors in relation to any Aegis Debt in accordance with its terms;

(c) affect the relative rights of the Bigger-District Creditors and any other creditor of any Obligor other than the relative rights of the Bigger-District Creditors in relation to Aegis; or

(d) affect the relative rights of Aegis and any other creditor of any Obligor other than the relative rights of Aegis in relation to the Bigger-District Creditors.

30. Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, or (d) via email (with any notices, requests, demands or other communications given under the foregoing clauses (b), (c) and (d) of this Section 30 being sent to the intended addressee at the physical mailing address or email address of such party, as applicable, set forth below or otherwise provided in accordance with this Section 30). All such notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be deemed to have been duly given and received on the earliest of (i) in the case of personal delivery, the time of personal delivery to the party to whom such notice, request, demand or other communication is required or permitted to be given, (ii) in the case of expedited delivery service effected in the manner provided in the foregoing clause (b), as of the time of the expedited delivery, (iii) in the case of United States mail effected in the manner provided in the foregoing clause (c) of this Section 29, upon the third day after deposit in a depository receptacle under the care and custody of the United States Postal Service, or (iv) in the case of transmission via email, (x) the date of transmission, if such notice, request, demand or other communication is delivered via email prior to 5:30 p.m. (New York City Time) on any Business Day, or (y) the next Business Day after the date of transmission, if such notice if such notice, request, demand or other communication is delivered via email on a day that is not a Business Day or later than 5:30 (New York City Time) on any Business Day, addressed as follows:

if to any Obligor:	Eastside Distilling, Inc.
2321 NE Argyle Street, Unit D
Portland, OR 97211
Attn: Geoffrey Gwin
Email: ggwin@eastsidedistilling.com

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if to any Bigger-District Creditor:	Bigger Capital Fund, LP
11700 W Charleston Blvd 170-659
Las Vegas, NV 89135
Attn: Michael Bigger
Email: biggercapital@gmail.com

with a copy to:	District 2 Capital Fund LP
14 Wall Street, 2nd Floor
Huntington, NY 11743
Attn: Michael Bigger
Email: michael@district2capital.com

if to Aegis:	Aegis Security Insurance Company
4431 N. Front Street, Suite 200
Harrisburg, PA 17110
Email: wwollyung@aegisinsco.com

Notwithstanding anything set forth herein to the contrary, the Obligors, the Bigger-District Creditors, Aegis and each of them shall have the right to change its address for notices hereunder to such other address as shall be designated by such party in a written notice to the other parties hereto delivered in accordance with this Section 30; provided, that any change to the address for notices hereunder of any party hereto shall not become effective for purposes of this Agreement until thirty (30) days from the date the notice of such change of address has been delivered to the other parties hereto in accordance with this Section 30; provided further, that no party hereto shall be permitted to change its physical mailing address for notices hereunder unless such address is located within the continental United States.

31. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same Agreement. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto. The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any state laws based on the Uniform Electronic Transactions Act. No party hereto shall raise the use of a facsimile machine or digital imaging and electronic mail to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or digital imaging and electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.

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32. WAIVER OF JURY TRIAL. AEGIS, THE BIGGER-DISTRICT CREDITORS AND THE OBLIGORS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. AEGIS, THE BIGGER-DISTRICT CREDITORS AND THE OBLIGORS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF AEGIS, BIGGER-DISTRICT CREDITORS AND OBLIGORS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

33. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF (INCLUDING WITHOUT LIMITATION ANY DRAFT AGREEMENTS, NEGOTIATIONS AND/OR DISCUSSIONS AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF), AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the day and year first above written.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

CRAFT CANNING+ BOTTLING, LLC

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Manager

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its General Partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

DISTRICT 2 CAPITAL FUND LP

By	District 2 GP, LLC, its General Partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

AEGIS SECURITY INSURANCE COMPANY

By:	/s/ Patrick Kilkenny
Name:	Patrick Kilkenny
Title:	Chairman

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APPENDIX D

LDI Note Purchase Agreement (including exhibits)

NOTE PURCHASE AGREEMENT

Effective Date: September 29, 2023

Parties:

“LDI”	LD Investments, LLC, a California limited liability company P.O. Box 1641, Rancho Santa Fe, CA 92067

“Eastside”	Eastside Distilling, Inc., a Nevada corporation 2321 NE Argyle Street, Unit D, Portland, Oregon 97211

Agreement:

1.	Definitions.

a.	Unless otherwise defined herein, the following terms are used herein as defined in the UCC: Accounts, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Proceeds, Supporting Obligations and Tangible Chattel Paper.

b.	As used in this Agreement, the following terms have the following meanings:

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.).

“Collateral” means all property and interests in property in or upon which a security interest, mortgage, pledge or other lien is granted pursuant to this Agreement.

“Loan Party” means Eastside.

“Obligations” means all present and future debts, liabilities, fees, expenses, obligations, guaranties, covenants, duties and indebtedness at any time owing by either Loan Party to LDI, whether evidenced by this Agreement, the Note, or otherwise, whether arising from an extension of credit, guaranty, indemnification or otherwise, whether direct or indirect, whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute.

“Permitted Liens” means (a) purchase money security interests in specific items of Equipment; (b) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, provided, that the same have no priority over any of LDI’s security interests; (c) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained; (d) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Eastside); (e) cash deposits or pledges of an aggregate amount not to exceed $10,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; and (f) the lien of Aegis Security Insurance Company granted by Eastside in connection with a Secured Promissory Note and the liens of the Bigger-District Creditors granted by Eastside to the Bigger-District Creditors in connection with the Bigger-District Notes, provided such liens shall be pari passu with the lien granted by Eastside in favor of LDI to secure the Obligations, in the manner and to the extent set forth in the Intercreditor Agreement.

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.

“UCC” means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of Oregon or such other applicable jurisdiction.

2.	Purchase of Note.

a.	On the Closing Date, LDI will purchase from Eastside and Eastside will execute and deliver to LDI a Secured Promissory Note in the principal amount of One Million Three Hundred Fifty-Six Thousand, Seven Hundred Ninety-Eight Dollars ($1,356,798) in the form annexed hereto as Appendix A (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”).

b.	The “Purchase Price” for the Note will be One Million Three Hundred Fifty-Six Thousand Seven Hundred Ninety-Eight Dollars ($1,356,798) which is based upon the multiple advancements of draws provided by LDI to Eastside and all interest accrued thereon through the Effective Date.

3.	Closing Date. The “Closing Date” will be the date on which this Agreement is fully executed. Closing of the transactions contemplated hereby shall be conditioned upon satisfaction of the following undertakings, which the Parties acknowledge to have been satisfied:

i.	The Debt Satisfaction Agreement among Eastside, LDI, Aegis Security Insurance Company, Bigger Capital Fund, LP, District 2 Capital Fund LP and TQLA, LLC shall have been fully executed and the covenants whose performance that agreement contemplates to follow immediately shall have been satisfied.

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4.	Grant of Security Interest.

a.	To secure the full payment and performance of all of the Obligations, Eastside hereby assigns to LDI and grants to LDI a continuing security interest in all property of Eastside, whether tangible or intangible, real or personal, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, and whether or not eligible for lending purposes, including: (a) all Accounts and all Goods whose sale, lease or other disposition by such Loan Party has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Loan Party; (b) all Chattel Paper (including Electronic Chattel Paper), Instruments, Documents, and General Intangibles (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory; (d) all Goods (other than Inventory), including Equipment, Farm Products, Health-Care-Insurance Receivables, vehicles, and Fixtures; (e) all Investment Property, including, without limitation, all rights, privileges, authority, and powers of such Loan Party as an owner or as a holder of Pledged Equity, including, without limitation, all economic rights, all control rights, authority and powers, and all status rights of such Loan Party as a member, equity holder or shareholder, as applicable, of each Issuer; all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) all Commercial Tort Claims; (i) all Supporting Obligations; (j) any other property of such Loan Party now or hereafter in the possession, custody or control of LDI or any agent of LDI, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), and (k) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including proceeds of all insurance policies insuring the foregoing property, and all of such Loan Party’s books and records relating to any of the foregoing and to such Loan Party’s business. Notwithstanding the foregoing, no Loan Party shall pledge, and the Collateral shall not include, (i) Equipment or other property owned by any Loan Party on the date hereof or hereafter acquired that is subject to a lien securing capitalized leases and purchase money indebtedness to the extent and for so long as the documentation providing for such capitalized leases and purchase money indebtedness prohibits the creation of a lien on such assets (other than to the extent that any such term or prohibition would be rendered ineffective after giving effect to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code), (ii) any United States intent-to- use trademark applications to the extent that the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Federal law, and (iii) assets and property to the extent such assets and property are subject to a term or a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Loan Party) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided, that with respect to any such limitation described in the foregoing clauses (i) and (iii), immediately upon the ineffectiveness, lapse or termination of any such restriction, the Collateral shall include, and such Loan Party shall be deemed to have granted a lien on such property under this Agreement as if such restriction had never been in effect.

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b.	The Loan Party will, at any time upon the reasonable request of LDI, execute or deliver to LDI any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that LDI may reasonably request in form and substance reasonably satisfactory to LDI, to create, perfect, and continue to be perfected or to better perfect LDI’s liens in all of the assets of Eastside (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby. To the maximum extent permitted by applicable law, if any Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, the Loan Party hereby authorizes LDI to execute any such Additional Documents in the applicable Loan Party’s name and authorizes LDI to file such executed Additional Documents in any appropriate filing office

c.	Eastside authorizes LDI to file, transmit, or communicate, as applicable, from time to time, Uniform Commercial Code financing statements, along with amendments and modifications thereto, in all filing offices selected by LDI, listing such Loan Party as the debtor and LDI as the secured party, and describing the collateral covered thereby in such manner as LDI may elect, including using descriptions such as “all personal property of debtor” or “all assets of debtor” or words of similar effect. Eastside also hereby ratifies its authorization for LDI to have filed in any filing office any financing statements filed prior to the date hereof.

5.	Covenants of Eastside.

a.	Taxes. Eastside will timely pay all applicable Taxes, assessments, deposits and contributions owing by such Loan Party in the future as they became due and payable. Eastside may, however, defer payment of any contested Taxes; provided, that such Loan Party (i) in good faith contests its obligation to pay such Taxes by appropriate proceedings promptly and diligently instituted and conducted; (ii) notifies LDI in writing of the commencement of, and any material development in, the proceedings; (iii) posts bonds or takes any other commercially reasonable steps required to keep the contested taxes from becoming a lien upon any of the Collateral and (iv) maintains adequate reserves therefor in conformity with GAAP.

b.	Until all Obligations are satisfied, without the prior written consent of LDI, Craft Canning will not acquire, by capital expenditure, capital lease, purchase money financing, or otherwise, any additional can printing machines or equipment. The terms and conditions of any such purchase of any additional can printing machines, and the priority of liens and of payment with respect to any financing relating to such purchase, shall be subject to the prior written consent of LDI, as determined by LDI in its sole discretion.

6.	Negative Covenants of Eastside. Eastside shall not, without LDI’s prior written consent:

a.	merge or consolidate with another Person;

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b.	acquire any assets except in the ordinary course of business;

c.	enter into any transaction outside the ordinary course of business;

d.	sell, transfer, return, or dispose of any Collateral or other assets with an aggregate value in excess of $10,000 in any calendar month, other than:

i.	the sale by Eastside of Inventory in the ordinary course of its business; or

ii.	any sale, disposition, or transfer of obsolete, worn-out or unneeded Equipment;

e.	create, incur, assume or suffer to exist any lien or other encumbrance of any nature whatsoever, other than in favor of LDI to secure the Obligations, on any of the Collateral whether now or hereafter owned, other than Permitted Liens;

f.	guaranty or otherwise become liable with respect to the obligations of any Person other than the Obligations;

g.	pay or declare any dividends or other distributions on any Loan Party’s Equity Interests (except for (x) dividends payable solely in capital stock or other Equity Interests of such Loan Party and (y) dividends or distributions to Eastside by Subsidiaries of Eastside);

h.	redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Loan Party’s equity interests; or

i.	pay any principal or other amount on any indebtedness that is contractually subordinated to or pari passu with LDI pursuant to any subordination agreement or intercreditor agreement to which any Loan Party is a party (including without limitation, the Intercreditor Agreement), in violation of such subordination or intercreditor agreement, as applicable, or optionally prepay, redeem, defease, purchase, or otherwise acquire any indebtedness of any Loan Party.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date first set forth above.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

LD INVESTMENTS, LLC

By:	/s/ Patrick Kilkenny
Name:	Patrick Kilkenny
Title:	Managing Member

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APPENDIX A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR AN EXEMPTION THEREFROM.

SECURED PROMISSORY NOTE

$1,356,798	September 29, 2023

Portland, Oregon

FOR VALUE RECEIVED, EASTSIDE DISTILLING, INC., a Nevada corporation (the “Company”), hereby promises to pay to the order of LD Investments, LLC, a California limited liability company (“Holder”), the aggregate principal amount of One Million Three Hundred Fifty-Six Thousand Seven Hundred Ninety-Eight Dollars ($1,356,798), together with interest on the aggregate principal balance, all as set forth in this Secured Promissory Note (this “Note”). This Note is issued pursuant to the Note Purchase Agreement between the Company and the Holder (the “Note Purchase Agreement”), which contains covenants applicable to the obligation under this Note.

1.	Payments and Advances.

(a) Interest Rate. The unpaid principal balance of this Note will bear interest at 9.25% per annum. Interest shall commence with the date of the Note (i.e. September 29, 2023, the “Loan Date”) and shall continue on the outstanding principal amount of this Note until this Note is paid or otherwise satisfied in full. Interest accruing from July 1, 2023 through December 31, 2023 shall be paid in three equal tranches on January 31, 2024, February 29, 2024 and April 1, 2024. Interest accruing from January 1, 2024 through the Maturity Date will be payable on the first business day of each month. Interest will be computed based on a 365-day year and the actual days elapsed and will be compounded annually. If any Event of Default, as defined in Section 2, occurs, then during the continuance of the Event of Default, all principal under this Note shall bear interest on each day outstanding at the lesser of (i) eighteen percent (18%) per annum compounded quarterly or (ii) the highest lawful rate in effect on such day (the “Default Rate”).

(b)	Repayment of Principal and Interest.

(i) All payments of interest and principal on the Note shall be in lawful money of the United States of America by wire transfer of immediately available funds to the Holder’s account at a bank specified by Holder in writing to the Payor from time to time. All payments on this Note under this Section 1(b) will be applied to accrued and unpaid interest that is due and payable, then to accrued and unpaid interest not yet payable, and thereafter to outstanding principal. Whenever any payment hereunder shall be stated to be due on a day other than a business day, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in the computation of payment of interest.

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(ii) All unpaid principal, together with any then unpaid and accrued interest will be due and payable in cash on March 31, 2025 (the “Maturity Date”).

(c) Prepayment. The Company may prepay this Note at any time in whole or in part, without the consent of Holder and without premium or penalty.

2.	Default.

(a) Event of Default. The occurrence of any of the following will constitute an “Event of Default” under this Note:

(i) The Company fails to pay timely amounts when due under this Note, and such failure continues for ten (10) days following written notice of non-payment; provided that notice of non-payment shall not be required as a condition to an Event of Default if the Company fails to pay Holder the entire amount of outstanding principal and any remaining accrued interest in full on or prior to the Maturity Date;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors;

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(iv) Company breaches any representation or warranty in any material respect or otherwise fails to perform or observe any covenant or agreement in any material respect set forth in this Note or in the Note Purchase Agreement and such failure continues for twenty (20) days following written notice from Holder;

(v) The sale, transfer, pledge, hypothecation or liquidation of all or subsequently all of the assets or equity securities of Company;

(vi) The merger of Company with another corporation or other legal entity if (a) the Company is not the surviving entity or (b) there is a transfer of 15% or more of Company’s outstanding shares to another owner or owners within a 6-month period of time or (c) there is a change in 50% or more of the existing Board of Directors of Company within one year of the Loan Date; or

(vii)	Company is liquidated or winds up its affairs.

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(b) Rights of Holder Upon Default. If there shall be any Event of Default under Section 2(a)(i), after the expiration of any required notice or cure period, this Note shall accelerate and all unpaid principal and interest, if any, shall become immediately due and payable upon notice of acceleration from Holder to the Company. If there shall be any Event of Default under Sections 2(a)(ii), 2(a)(iii), or (2(a)(v)-(vii) this Note shall immediately accelerate and all unpaid principal and interest shall become immediately due and payable without any requirement of notice from Holder to the Company. Upon an Event of Default, Holder may exercise any right, power or remedy permitted to it by law or this Note, including foreclosure of the Collateral identified in the Note Purchase Agreement.

3.	Restriction on Further Indebtedness. The Company agrees that unless Holder shall otherwise consent in writing, it shall cause Craft Canning not to create, incur, assume or in any manner become liable in respect of, or suffer to exist, any indebtedness other than (a) indebtedness incurred or guaranteed by Craft Canning in effect as of the date hereof, (b) trade debt incurred in the ordinary course of business, (c) capital leases of digital can printers specifically described in the Security Guaranty dated as of the Loan Date, and (d) indebtedness that is expressly subordinate and junior in right and priority of payment to the Note that is reasonably satisfactory in form and substance to Holder.

4.	Other Provisions.

(a) Cancellation. After all principal and interest and the Commitment Fee owed on this Note have been paid in full, this Note will automatically be deemed canceled, will be surrendered to the Company for cancellation, and will not be re-issued.

(b) Waivers and Amendments. This Note may not be amended or modified, nor may any of its terms be waived, except by a written instrument signed by the Company and Holder.

(c) Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note will not in any way be affected or impaired thereby and this Note will nevertheless be binding between the Company and Holder.

(d) Governing Law. This Note will be governed by and interpreted in accordance with the internal laws of the Commonwealth of Pennsylvania. In any action brought or arising out of this Note, the Company and Holder hereby consent to the jurisdiction of any federal or state court having proper venue within the County of Dauphin, Commonwealth of Pennsylvania and also consent to the service of process by any means authorized by Pennsylvania law.

(e) Collateral. The Holder shall have the right to request an updated description of the Company’s collateral and the value of the collateral securing this loan monthly upon seven (7) days’ Notice.

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(f)	Attorney Fees.

(i) Company agrees to pay Holder’s collection expenses, attorney fees and paralegal fees which may be incurred in the collection of any amount due hereunder or enforcement or interpretation of any or all of Company’s duties hereunder or any guaranty related to Company’s duties hereunder, or any part hereof or thereof, whether or not suit is instituted, and if suit is instituted, to pay all such collection expenses, court costs, attorney fees and paralegal fees as may be determined by the trial court or any appellate courts. Company further agrees to pay any attorney fees, paralegal fees or costs incurred by Holder with respect to Company’s obligations hereunder in connection with any action or proceeding to enforce any creditor’s rights associated with any collateral securing this Note, or with respect to any bankruptcy, receivership or insolvency proceedings of Company or any guarantor of Company’s obligations hereunder, whether judicial or otherwise, including but not limited to fees incurred in litigating issues peculiar to federal bankruptcy law; (ii) Company agrees to reimburse Holder for all costs, reasonable attorney fees, and paralegal fees incurred by Holder in the research, review, negotiation, and drafting of the Note, the Note Purchase Agreement, and any other documents or matters related to this $1,356,798 loan transaction. Company shall reimburse Holder by payment in cash or certified check within seven (7) days of written request, including via email.

(g) Jury Trial Waiver. Holder and the Company each hereby waive any right to trial by jury of any claim (including crossclaims and counterclaims) it may have against each other under, in connection with, or related to this Note or the Note Purchase Agreement.

(h) Binding Effect. This Note will be binding upon, and will inure to the benefit of, the Company and Holder and their respective successors and assigns.

(i) Notices. Any notice required or desired to be served, given, or delivered hereunder must be in writing and in the form and manner specified below, and must be addressed to the party to be notified as follows:

If to the Company:	EASTSIDE DISTILLING, INC.
2321 NE Argyle Street, Unit D
Portland, OR 97211
Attention: Controller
Email: TMilton@eastsidedistilling.com

With a copy to:	Robert Brantl, Esq.
181 Dante Avenue
Tuckahoe, NY 10707
Email: rbrantl21@gmail.com

If to Holder:	LD Investments, LLC
P.O. Box 1641
Rancho Santa Fe, CA 92067
Email: kilkenny.patrick@yahoo.com

or to such other address as each party designates to the other by notice in the manner herein prescribed. Any notice given under this Note shall be in writing and delivered in person, via email, or other form of electronic delivery, sent by documented overnight delivery service or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses referenced above or the electronic email address, or to such other address as the parties may hereinafter designate. Unless otherwise specified in this Note, all such notices and other written communications shall be effective (and considered received for purposes of this Note) (a) if delivered by hand, upon delivery, (b) if by email or other form of electronic delivery, on the next business day, or (c) if sent by documented overnight delivery service, on the date delivered.

(j) Transfer of Note. This Note has not been registered under the Securities Act of 1933 or applicable state law, and no interest or participation herein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless there is an effective registration statement under the Act and applicable state securities laws covering any such transaction or an exemption therefrom and upon approval by the Company. In the event this Note is transferred in accordance with this Section 3(j), the new holder shall be deemed to be the “Holder” with respect to the provisions of this Note.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Secured Promissory Note to be executed as of the day and year first written above.

HOLDER: LD INVESTMENTS, LLC		COMPANY: EASTSIDE DISTILLING, INC.

By:	/s/ Patrick Kilkenny	By:	/s/ Geoffrey Gwin
Name:	Patrick Kilkenny	Name:	Geoffrey Gwin
Title:	Managing Member	Title:	Chief Executive Officer

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APPENDIX E

Amended and Restated TQLA Warrant

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SUCH ACT.

AMENDED AND RESTATED

COMMON STOCK PURCHASE WARRANT

EASTSIDE DISTILLING, INC.

Right to Purchase Warrant Shares

Effective Date: March 21, 2022

Date of Amendment and Restatement: September 29, 2023

THIS CERTIFIES THAT, for value received, TQLA, LLC (“Holder”), a California limited liability company or its registered assigns, is entitled to purchase from Eastside Distilling, Inc., a Nevada corporation (the “Company”), at any time or from time to time during the five-year term specified in Paragraph 2 hereof, up to one hundred forty-five thousand, eight hundred thirty-four (145,834) shares of common stock of the Company par value $0.0001 per share (the “Shares”) for a purchase price of Twenty-Four Dollar ($24.00) per Share (the “Exercise Price”).

This Warrant is subject to the following terms, provisions, and conditions:

1. Exercise.

(a) Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice from the Holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within a reasonable time, not exceeding seven (7) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

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(b) Failure to Deliver. Company agrees that if it fails to deliver the required number of freely tradable shares subject to the last paragraph of Section 1, within seven (7) business days of TQLA exercising its warrants, the Company shall pay as liquidated damages, 250 freely tradeable shares of Company to Holder for each business day thereafter it fails to distribute the required number of shares to Holder. Company agrees that if it fails to satisfy its obligation in this paragraph, Holder’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to protect Holder’s damages. Accordingly, the parties agree that the liquidated damages are not a penalty but shall be deemed liquidated damages.

(c) Beneficial Ownership Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Agreement, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 1(c), the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of an Exercise Agreement shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(c), in determining the Cumulative Voting Power, a Holder may rely on the information pertaining to the Cumulative Voting Power reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock and/or the number of shares of other classes of stock with voting rights outstanding. Upon the written request of a Holder (which, for clarity, includes electronic mail), the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock and number of shares of other classes of voting stock then outstanding. In any case, the Cumulative Voting Power shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock or such number of outstanding shares of other classes of voting stock, as applicable, was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the Cumulative Voting Power outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. For purposes of this Section 1(c), the “Cumulative Voting Power” shall be the sum of the votes that may be cast at a meeting of the Company’s shareholders by the record holders of securities issued by the Company which by their terms provide the holder of such securities the right to cast votes on any proposal presented for vote of the shareholders. The Holder, upon 61 days prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 1(c) to 19.99%. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the Effective Date and before 6:00 p.m., New York, New York time on the fifth (5th) anniversary of the Effective Date (the “Exercise Period”).

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.

(d) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

(a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

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(b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to ensure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

(c) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to all holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, but prior to the date of distribution, the Holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

(d) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(f) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

(g) Other Notices. In case at any time:

(1) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

(2) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(3) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

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then, in each such case, the Company shall give to the Holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 15 days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (1), (2), (3) and (4) above.

(h) Certain Definitions.

(1) “Market Price,” as of any date, (i) means, with respect to shares of Common Stock, the volume-weighted average closing price in U.S. dollars for the shares of the Common Stock on the Nasdaq stock market for the trailing ten (10) trading days, or (ii) if market value cannot be calculated as of such date on any of the foregoing basis, the Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

(2) “Common Stock,” for purposes of this Paragraph 4, includes the Common Stock, par value $.0001 per share, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, par value $.0001 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(b) hereof, the stock or other securities or property provided for in such Paragraph.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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7. Transfer, Exchange, and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

(e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first Holder of this Warrant, by taking and holding the same, represents to the Company that such Holder is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and is acquiring this Warrant for investment purposes and not with a view to the distribution thereof.

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8. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 2321 NE Argyle Street, Unit D, Portland, Oregon 97211 Attention: Chief Executive Officer, or at such other address as shall have been furnished to the Holder of this Warrant by notice, or at such other address as shall have been furnished to the Holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

9. Governing Law. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN COUNTY OF SAN DIEGO, CALIFORNIA, WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

10. Miscellaneous.

(a) If the resale of the Warrant Shares by the Holder is not registered pursuant to an effective registration statement under the Securities Act and this Warrant is exercised in whole or in part, then each certificate representing Warrant Shares issued upon the exercise of this Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

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(b) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

(c) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

(d) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

(e) Attorney Fees.

(i) Company agrees to pay Holder’s collection expenses, attorney fees and paralegal fees which may be incurred in the collection of any amount due hereunder or enforcement or interpretation of any or all of Company’s duties hereunder, or any part hereof or thereof, whether or not suit is instituted, and if suit is instituted, to pay all such collection expenses, court costs, attorney fees and paralegal fees as may be determined by the trial court or any appellate courts. Company further agrees to pay any attorney fees, paralegal fees or costs incurred by Holder with respect to Company’s obligations hereunder in connection with any action or proceeding to enforce any creditor’s rights hereunder, or with respect to any bankruptcy, receivership or insolvency proceedings of Company, whether judicial or otherwise, including but not limited to fees incurred in litigating issues peculiar to federal bankruptcy law;

(ii) Company agrees to reimburse Holder for all costs, reasonable attorney fees, and paralegal fees incurred by Holder in the research, review, negotiation, and drafting of the Promissory Note, the Secured Guaranty, this Common Stock Purchase Warrant, and any other documents or matters related to this $3,000,000 loan transaction. Company shall reimburse Holder by payment in cash or certified check within seven (7) days of written request, including via email.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be signed by its duly authorized officer.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Dated as of September 29, 2023

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AMENDED AND RESTATED

COMMON STOCK PURCHASE WARRANT

EASTSIDE DISTILLING, INC.

Date of Amendment and Restatement: July __, 2023

EXERCISE AGREEMENT

The undersigned holder hereby exercises the right to purchase _______ of the shares of Common Stock (“Warrant Shares”) of Eastside Distilling, Inc., a Nevada corporation (the “Company”), evidenced by Amended and Restated Warrant identified above (the “Warrant”).

Payment of Exercise Price. The Holder shall pay the Aggregate Exercise Price in the sum of $__________ to the Company in accordance with the terms of the Warrant.

Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, ____________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: ____________ __,

Name of Registered Holder

By:
Name:
Title:

Tax ID:
Facsimile:
E-mail Address:

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APPENDIX F

Aegis First Amendment Agreement (including Exhibits)

FIRST AMENDMENT AGREEMENT

Date:	September 29, 2023 (the “Effective Date”)

Parties:

“Aegis”	Aegis Security Insurance Company 4431 N. Front Street, Suite 200, Harrisburg, PA 17110
“Eastside”	Eastside Distilling, Inc., a Nevada corporation 2321 NE Argyle Street, Unit D, Portland, Oregon 97211
“Craft Canning”	Craft Canning + Bottling LLC, an Oregon limited liability company 2321 NE Argyle Street, Unit D, Portland, Oregon 97211

Premises:

A.	Aegis holds a Secured Promissory Notes issued by Eastside (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Senior Note”), which was issued pursuant to that certain Note Purchase Agreement dated as of October 6, 2022, by and among Eastside, Craft Canning and Aegis (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). Aegis also holds a Note Guaranty issued by Craft Canning dated as of October 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Guaranty”)

B.	Simultaneously with the execution of this First Amendment Agreement, Aegis, LD Investments, LLC (“LDI” and, together with Aegis, the “Aegis-LDI Creditors”)), Bigger Capital Fund, LP and District 2 Capital Fund, LP (collectively, the “Bigger Funds”), TQLA, LLC, and The B.A.D. Company, LLC, a Delaware limited liability company in which the Bigger Funds collectively hold a 50.00% interest and Aegis and LDI collectively hold a 50.00% interest (the “SPV”) and Eastside have entered into that certain Debt Satisfaction Agreement dated as of the date hereof (the “Debt Satisfaction Agreement”), pursuant to which it is contemplated that (i) the Bigger Funds shall exchange in aggregate $3,130,000 of principal on the certain secured notes, (ii) Aegis shall exchange $1,898,202 of principal on that certain Aegis Senior Note, and (iii) LDI shall exchange $1,356,798 of principal on that certain Secured Promissory Note issued by Eastside to LDI as of the date hereof, in return for the issuance by Eastside to the SPV of 296,722 shares of Common Stock of Eastside, par value $0.0001 per share (“Common Stock”), and 200,000 shares of Series C Preferred Stock of Eastside, par value $0.0001 per share (“SC Preferred Stock”).

C.	Simultaneously with the execution of this First Amendment Agreement, the Bigger Funds and Aegis have entered into that certain Intercreditor Agreement dated as of the date hereof by and among Eastside, Craft Canning, an Oregon limited liability company and wholly-owned subsidiary of Eastside, the Bigger Funds, and Aegis (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Bigger-Aegis Intercreditor Agreement”).

D.	The Parties have engaged in discussions regarding certain restructuring of their relationship and have agreed to certain further adjustments to the terms of the Documents, subject to the terms and conditions set forth herein.

Agreement:

1.	Amendment of Note Purchase Agreement. Subject to the satisfaction or waiver in writing by Aegis of each condition precedent set forth in Section 4 of this First Amendment Agreement, the Note Purchase Agreement shall, effective as of the Effective Date, be amended in the manner provided in this Section 1.

(a)	The definition of “Obligations” in Section 1(b) of Section 1(b) of the Note Purchase Agreement is amended and restated in its entirety as follows:

“Obligations” means all present and future debts, liabilities, fees, expenses, obligations, guaranties, covenants, duties and indebtedness at any time owing by either Loan Party to Aegis, whether evidenced by this Agreement, the Amended and Restated Secured Promissory Note issued on September 29, 2023, the Amended and Restated Note Guaranty dated September 29, 2023 or otherwise, whether arising from an extension of credit, guaranty, indemnification or otherwise, whether direct or indirect, whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute.

2.	Amendment and Restatement of Secured Notes. Subject to the satisfaction or waiver in writing by Aegis Creditors of each condition precedent set forth in Section 4 of this First Amendment Agreement, concurrently with the execution of this Agreement and effective as of the Effective Date, Eastside and Aegis shall execute the Amended and Restated Secured Promissory Note in the form attached hereto as Exhibit A (the “A&R Aegis Senior Note”), which A&R Aegis Senior Note shall amend and restate the Aegis Senior Note, on the terms and conditions set forth in the A&R Aegis Senior Note, in order to, among other things, decrease the principal amount of the Aegis Senior Note from $4,500,000 to $2,638,291.

Eastside agrees to deliver to Aegis or its counsel promptly, and in any event no later than three (3) business days following the execution of this First Amendment Agreement, the original executed signature page of Eastside to the A&R Aegis Senior Note, in accordance with instructions provided to Eastside by Aegis or its counsel.

3.	Amendment and Restatement of Note Guaranty. Subject to the satisfaction or waiver in writing by Aegis of each condition precedent set forth in Section 4 of this First Amendment Agreement, concurrently with the execution of this Agreement and effective as of the Effective Date, Craft Canning shall execute the Amended and Restated Note Guaranty in the form attached hereto as Exhibit B (the “A&R Note Guaranty”), which A&R Note Guaranty shall amend and restate the Note Guaranty, on the terms and conditions set forth in the A&R Note Guaranty.

Craft Canning agrees to deliver to Aegis or its counsel promptly, and in any event no later than three (3) business days following the execution of this First Amendment Agreement, the original executed signature page of Eastside to the A&R Note Guaranty, in accordance with instructions provided to Craft Canning by Aegis or its counsel.

4.	Conditions Precedent to Effectiveness. Notwithstanding any other provisions of this First Amendment Agreement to the contrary, the amendments described in Sections 1 through 3 of this First Amendment Agreement (collectively, the “Document Amendments”) shall not become effective until each of the following conditions set forth in this Section 4 has been satisfied (in each case to the satisfaction of Aegis) or waived in writing by Aegis; provided, for the avoidance of doubt, that upon becoming effective, the Document Amendments shall be deemed effective, with full force and effect, as of the Effective Date:

(a)	Aegis shall have received this First Amendment Agreement, duly executed and delivered by Eastside and Craft Canning;

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(b)	Aegis shall have received the Debt Satisfaction Agreement, duly executed and delivered by Eastside, the Bigger Funds, LDI, TQLA and the SPV, in form and substance satisfactory to Aegis;

(c)	The transactions contemplated to occur at the closing of the Debt Satisfaction Agreement, including without limitation, the issuance by Eastside to the Bigger-Aegis SPV of 296,722 shares of Common Stock and 200,000 shares of SC Preferred Stock, shall have been consummated;

(d)	Aegis shall have received the Bigger-Aegis-LD Intercreditor Agreement, duly executed and delivered by Eastside, Craft Canning, Aegis and the Bigger Funds, in form and substance satisfactory to Aegis;

(e)	Bigger shall have received the A&R Aegis Senior Note, duly executed and delivered by Eastside;

(f)	Aegis shall have received the A&R Note Guaranty, duly executed and delivered by Craft Canning;

(g)	Eastside and Craft Canning shall have delivered to Aegis copies of the following, in each case certified by a duly authorized officer:

(i)	As to each of Eastside and Craft Canning, resolutions authorizing the execution, delivery and performance by Eastside of this First Amendment Agreement and any other documents executed by Eastside and/or Craft Canning in connection herewith (including, without limitation, the Bigger-Aegis Intercreditor Agreement); and

(ii)	Certificates of the appropriate government officials of the state of incorporation or organization of each of Eastside and Craft Canning, as applicable, as to the existence and good standing of Eastside and Craft Canning, each dated within 30 days prior to the date hereof;

(h)	Aegis shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Aegis or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Aegis.

5.	Miscellaneous.

(a)	Except as expressly modified hereby, the Parties agree that all terms, conditions, covenants, representations and warranties contained in the Documents and all rights of Aegis and all of the obligations of Eastside or Craft Canning under the Documents (the “Obligations”), shall remain in full force and effect. Eastside and Craft Canning each hereby confirm that the Documents are in full force and effect as of the Effective Date (subject to the modifications thereto effected pursuant to this First Amendment Agreement) and that neither Eastside nor Craft Canning has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations or any Document. Except as expressly set forth herein, the execution, delivery and effectiveness of this First Amendment Agreement shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of any Document, (ii) amend, modify or operate as a waiver of any provision of the Documents or any right, power or remedy of Aegis under any Document, (iii) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction by Eastside, or (iv) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, Aegis reserves all of its rights, powers, and remedies under the Documents and applicable law. All of the provisions of the Documents are hereby reiterated (subject to the modifications effected thereto pursuant to this First Amendment Agreement), and if ever waived, are hereby reinstated (subject to the modifications effected pursuant to this First Amendment Agreement). Eastside hereby agrees that this First Amendment Agreement in no way acts as a release or relinquishment of the liens and rights securing payments of the Obligations and this First Amendment Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Document. In the event of any conflict between the terms of this First Amendment Agreement, on the one hand, and the terms of any Document as in effect prior to the Effective Date, on the other hand, the terms of this First Amendment Agreement shall govern and control.

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(b)	Notwithstanding anything to the contrary contained herein, this First Amendment Agreement and each of the Documents are subject to the Bigger-Aegis Intercreditor Agreement. In the event of any conflict between the terms of the Bigger-Aegis Intercreditor Agreement, on one hand, and the terms of this First Amendment Agreement and/or any Document, on the other hand, the terms of the Bigger-Aegis Intercreditor Agreement shall govern and control.

(c)	All of the terms and provisions of this First Amendment Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, that Eastside may not assign or transfer any of its rights or obligations under this First Amendment Agreement without the prior written consent of Aegis (which consent shall be in the sole and absolute discretion of Aegis).

(d)	Any provision of this First Amendment Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(e)	This First Amendment Agreement may be executed in one or more counterparts and by different Parties hereto in separate counterparts each of which when so executed and delivered to the other Parties hereto shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this First Amendment Agreement by facsimile or by e-mail delivery of a ‘pdf’ format data file, such delivery shall create a valid and binding obligation of the Party executing such counterpart (or on whose behalf such counterpart is executed) with the same force and effect as if such executed counterpart of this First Amendment Agreement was manually executed by such Party (or on behalf of such Party) and delivered in person.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this First Amendment Agreement as of the date first written above.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

CRAFT CANNING + BOTTLING, LLC

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Manager

AEGIS SECURITY INSURANCE COMPANY

By:	/s/ Patrick Kilkenny
Name:	Patrick Kilkenny
Title:	Chairman

[Signature Page to First Amendment Agreement]

Exhibit A

A&R Aegis Senior Note

(Attached)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR AN EXEMPTION THEREFROM.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE PARI PASSU IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2023 BY AND AMONG EASTSIDE DISTILLING, INC., CRAFT CANNING + BOTTLING, LLC, BIGGER CAPITAL FUND, LP, DISTRICT 2 CAPITAL FUND LP AND AEGIS SECURITY INSURANCE COMPANY (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”) WITH THE INDEBTEDNESS OWED BY THE COMPANY PURSUANT TO AND IN CONNECTION WITH THE BIGGER-DISTRICT NOTE DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS INSTRUMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

$2,638,291	September 29, 2023
Portland, Oregon

FOR VALUE RECEIVED, EASTSIDE DISTILLING, INC., a Nevada corporation (the “Company”), hereby promises to pay to the order of Aegis Security Insurance Company (“Holder”), the aggregate principal amount of Two Million Six Hundred Thirty-Eight Thousand Two Hundred Ninety-One Dollars ($2,638,192.00), together with the Commitment Fee described herein, together with interest on the aggregate principal balance (which shall not include the Commitment Fee), all as set forth in this Secured Promissory Note (this “Note”). This Note is issued pursuant to the Note Purchase Agreement among the Company, the Holder and Craft Canning + Bottling LLC (the “Note Purchase Agreement”), which contains covenants applicable to the obligation under this Note.

Reference is made to that certain Secured Promissory Note in the original principal amount of $4,500,000 dated as of October 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Company to the Holder on October 6, 2022 pursuant to the Note Purchase Agreement. The Company and Holder have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, (b) reduce the principal amount of the Existing Note, (c) add the entire amount of all accrued but unpaid interest outstanding as of the date hereof under the Existing Note to the principal balance of the Existing Note, and (d) to amend certain other terms of the Existing Note in connection with the restructuring of the Company’s obligations owing under and in connection with this Note. The Company and Holder acknowledge that, after giving effect to all payments previously paid under the Existing Note and the provisions set forth in clauses (b) and (c) of the previous sentence, the principal amount outstanding under this Note as of the date of issue hereof is the Principal Amount set forth in the Existing Note.

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This Note amends, restates and supersedes in its entirety the Existing Note. Subject to Section 4 hereof, the Company and Holder hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1.	Payments and Advances.

(a) Interest Rate. The unpaid principal balance of this Note will bear interest at 9.25% per annum. Interest shall commence with the date of the Note (i.e. September 29, 2023, the “Loan Date”) and shall continue on the outstanding principal amount of this Note until this Note is paid or otherwise satisfied in full. Interest shall be paid every three (3) months after the interest commence date, except that interest for the period commencing on the Loan Date and ending on December 31, 2023 shall not be payable until January 31, 2024 and shall then be paid in three equal tranches on January 31, 2024, February 29, 2024 and April 1, 2024. Interest will be computed based on a 365-day year and the actual days elapsed and will be compounded annually. If any Event of Default, as defined in Section 2, occurs, then during the continuance of the Event of Default, all principal under this Note shall bear interest on each day outstanding at the lesser of (i) eighteen percent (18%) per annum compounded quarterly or (ii) the highest lawful rate in effect on such day (the “Default Rate”).

(b) Commitment Fee. In consideration of undertakings by Holder herein, Company will pay to Holder a fee in the amount of Forty-Five Thousand Dollars ($45,000) (the “Commitment Fee”). The Commitment Fee will be due and payable in full on the Maturity Date of this Note.

(c) Repayment of Principal and Interest

(i) All payments of interest and principal on the Note and the Commitment Fee shall be in lawful money of the United States of America by wire transfer of immediately available funds to the Holder’s account at a bank specified by Holder in writing to the Payor from time to time. All payments on this Note under this Section 1(c) will be applied to accrued and unpaid interest that is due and payable, then to the Commitment Fee, then to accrued and unpaid interest not yet payable, and thereafter to outstanding principal. Whenever any payment hereunder shall be stated to be due on a day other than a business day, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in the computation of payment of interest.

(ii) All unpaid principal, together with any then unpaid and accrued interest, and the Commitment Fee will be due and payable in cash on March 31, 2025 (the “Maturity Date”).

(d) Prepayment. The Company may prepay this Note at any time in whole or in part, without the consent of Holder and without premium or penalty.

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2.	Default.

(a) Event of Default. The occurrence of any of the following will constitute an “Event of Default” under this Note:

(i) The Company fails to pay timely amounts when due under this Note, and such failure continues for ten (10) days following written notice of non-payment; provided that notice of non-payment shall not be required as a condition to an Event of Default if the Company fails to pay Holder the entire amount of outstanding principal, the Commitment Fee, and any remaining accrued interest in full on or prior to the Maturity Date;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors;

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(iv) Company breaches any representation or warranty in any material respect or otherwise fails to perform or observe any covenant or agreement in any material respect set forth in this Note or in the Note Purchase Agreement and such failure continues for twenty (20) days following written notice from Holder;

(v) The sale, transfer, pledge, hypothecation or liquidation of all or subsequently all of the assets or equity securities of Company;

(vi) The merger of Company with another corporation or other legal entity if (a) the Company is not the surviving entity or (b) there is a transfer of 15% or more of Company’s outstanding shares to another owner or owners within a 6-month period of time or (c) there is a change in 50% or more of the existing Board of Directors of Company within one year of the Loan Date; or

(vii) Company is liquidated or winds up its affairs.

(b) Rights of Holder Upon Default. If there shall be any Event of Default under Section 2(a)(i), after the expiration of any required notice or cure period, this Note shall accelerate and all unpaid principal and interest, if any, shall become immediately due and payable upon notice of acceleration from Holder to the Company. If there shall be any Event of Default under Sections 2(a)(ii), 2(a)(iii), or (2(a)(v)-(vii) this Note shall immediately accelerate and all unpaid principal, the Commitment Fee and interest, if any, shall become immediately due and payable without any requirement of notice from Holder to the Company. Upon an Event of Default, Holder may exercise any right, power or remedy permitted to it by law or this Note, including foreclosure of the Collateral identified in the Note Purchase Agreement.

3.	Restriction on Further Indebtedness. The Company agrees that. unless Holder shall otherwise consent in writing, it shall cause Craft Canning not to create, incur, assume or in any manner become liable in respect of, or suffer to exist, any indebtedness other than (a) indebtedness incurred or guaranteed by Craft Canning in effect as of the date hereof, (b) trade debt incurred in the ordinary course of business, (c) capital leases of digital can printers specifically described in the Security Guaranty dated as of the Loan Date, and (d) indebtedness that is expressly subordinate and junior in right and priority of payment to the Note that is reasonably satisfactory in form and substance to Holder.

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4.	Reaffirmation of Note Purchase Agreement; No Novation. Notwithstanding anything to the contrary set forth herein, the Company, debtor, maker, obligor, grantor, pledgor, assignor, or in other any other similar capacity in which the Company grants liens or security interests in its property, as the case may be under the Note Purchase Agreement, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Note and (ii) to the extent the Company granted liens on or security interests in any of its property pursuant to the Note Purchase Agreement as security for the Obligations (as defined in the Note Purchase Agreement), ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Company hereby consents to the execution of this Note and acknowledges that the Note Purchase Agreement remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Note shall not serve to effect a novation of any of the Obligations.

5.	Other Provisions.

(a) Cancellation. After all principal and interest and the Commitment Fee owed on this Note have been paid in full, this Note will automatically be deemed canceled, will be surrendered to the Company for cancellation, and will not be re-issued.

(b) Waivers and Amendments. This Note may not be amended or modified, nor may any of its terms be waived, except by a written instrument signed by the Company and Holder.

(c) Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note will not in any way be affected or impaired thereby and this Note will nevertheless be binding between the Company and Holder.

(d) Governing Law. This Note will be governed by and interpreted in accordance with the internal laws of the Commonwealth of Pennsylvania. In any action brought or arising out of this Note, the Company and Holder hereby consent to the jurisdiction of any federal or state court having proper venue within the County of Dauphin, Commonwealth of Pennsylvania and also consent to the service of process by any means authorized by Pennsylvania law.

(e) Collateral. The Holder shall have the right to request an updated description of the Company’s collateral and the value of the collateral securing this loan monthly upon seven (7) days’ Notice.

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(f) Attorney Fees.

(i) Company agrees to pay Holder’s collection expenses, attorney fees and paralegal fees which may be incurred in the collection of any amount due hereunder or enforcement or interpretation of any or all of Company’s duties hereunder or any guaranty related to Company’s duties hereunder, or any part hereof or thereof, whether or not suit is instituted, and if suit is instituted, to pay all such collection expenses, court costs, attorney fees and paralegal fees as may be determined by the trial court or any appellate courts. Company further agrees to pay any attorney fees, paralegal fees or costs incurred by Holder with respect to Company’s obligations hereunder in connection with any action or proceeding to enforce any creditor’s rights associated with any collateral securing this Note, or with respect to any bankruptcy, receivership or insolvency proceedings of Company or any guarantor of Company’s obligations hereunder, whether judicial or otherwise, including but not limited to fees incurred in litigating issues peculiar to federal bankruptcy law;

(ii) Company agrees to reimburse Holder for all costs, reasonable attorney fees, and paralegal fees incurred by Holder in the research, review, negotiation, and drafting of the Note, the Note Purchase Agreement, the Note Guaranty and any other documents or matters related to this $4,500,000 loan transaction. Company shall reimburse Holder by payment in cash or certified check within seven (7) days of written request, including via email.

(g) Jury Trial Waiver. Holder and the Company each hereby waive any right to trial by jury of any claim (including crossclaims and counterclaims) it may have against each other under, in connection with, or related to this Note or the Note Purchase Agreement.

(h) Binding Effect. This Note will be binding upon, and will inure to the benefit of, the Company and Holder and their respective successors and assigns.

(i) Notices. Any notice required or desired to be served, given, or delivered hereunder must be in writing and in the form and manner specified below, and must be addressed to the party to be notified as follows:

If to the Company:	EASTSIDE DISTILLING, INC.
2321 NE Argyle Street, Unit D
Portland, OR 97211
Attention: Controller
Email: TMilton@eastsidedistilling.com

With a copy to:	Robert Brantl, Esq.
181 Dante Ave.
Tuckahoe , NY 10707
Email: rbrantl21@gmail.com

If to Holder:	AEGIS SECURITY INSURANCE COMPANY
4431 N. Front Street, Suite 200
Harrisburg, PA 17110
Email: wwollyung@aegisinsco.com

With a copy to:	Russell R. Kilkenny
Scarborough, McNeese, Oelke & Kilkenny PC
5 Centerpointe Drive, Suite 240
Lake Oswego, OR 97035
Email: rrk@smoklaw.com

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or to such other address as each party designates to the other by notice in the manner herein prescribed. Any notice given under this Note shall be in writing and delivered in person, via email, or other form of electronic delivery, sent by documented overnight delivery service or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses referenced above or the electronic email address, or to such other address as the parties may hereinafter designate. Unless otherwise specified in this Note, all such notices and other written communications shall be effective (and considered received for purposes of this Note) (a) if delivered by hand, upon delivery, (b) if by email or other form of electronic delivery, on the next business day, or (c) if sent by documented overnight delivery service, on the date delivered.

(j) Transfer of Note. This Note has not been registered under the Securities Act of 1933 or applicable state law, and no interest or participation herein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless there is an effective registration statement under the Act and applicable state securities laws covering any such transaction or an exemption therefrom and upon approval by the Company. In the event this Note is transferred in accordance with this Section 3(j), the new holder shall be deemed to be the “Holder” with respect to the provisions of this Note.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Secured Promissory Note to be executed as of the day and year first written above.

HOLDER: AEGIS SECURITY INSURANCE COMPANY		COMPANY: EASTSIDE DISTILLING, INC.

By:	/s/ Patrick Kilkenny	By:	/s/ Geoffrey Gwin
Name:	Patrick Kilkenny	Name:	Geoffrey Gwin
Title:	Chairman	Title:	Chief Executive Officer

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Exhibit B

A&R Note Guaranty

(Attached)

AMENDED AND RESTATED NOTE GUARANTY

September 29, 2023

Reference is made to that certain Note Guaranty dated October 6, 2022 (the “Original Guaranty”) and made on that date with reference to the Secured Promissory Note in the original principal amount of $4,500,000 dated as of October 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by Eastside Distilling, Inc. (the “Company”) to Aegis Security Insurance Company (the “Creditor”) on October 6, 2022 pursuant to the Note Purchase Agreement dated that date (the “Note Purchase Agreement”). The Company and Creditor have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained therein, to, among other things, (a) extend the maturity of the Existing Note, (b) reduce the principal amount of the Existing Note, (c) add the entire amount of all accrued but unpaid interest outstanding as of the date hereof under the Existing Note to the principal balance of the Existing Note, and (d) to amend certain other terms of the Existing Note in connection with the restructuring of the Company’s obligations owing under and in connection with the Amended and Restated Secured Promissory Note issued on this September 29, 2023 (the “A&R Note”).

This Amended and Restated Note Guaranty (the “A&R Guaranty”) amends, restates and supersedes in its entirety the Original Guaranty. The Company and Creditor hereby confirm and agree that upon execution and delivery of this Amended and Restated Note Guaranty, the Original Guaranty shall have no further force or effect.

In order to induce Aegis Security Insurance Company (the “Creditor”) to enter into the A&R Note with Eastside Distilling, Inc., a Nevada corporation (“Debtor”) in the amount of Two Million Six Hundred Thirty-Eight Thousand Two Hundred Ninety-One Dollars ($2,638,192.00), the undersigned guarantor Craft Canning + Bottling, LLC (“Craft Canning”) (the “Guarantor”), as of the date hereof, for value received, unconditionally, irrevocably and absolutely guarantees to Creditor, payment and performance when due of all obligations of Debtor pursuant to the A&R Note (the “Obligations”) now or hereafter owing to Creditor by Debtor, which Obligations, together with all costs of collection thereof, including, without limitation, interest and attorneys’ fees directly related to the collection thereof, are hereinafter collectively called the “Guaranteed Obligations.” Guarantor represents it is not prohibited under its Articles of Organization and Operating Agreement from serving as a Guarantor. This Guaranty is a guaranty of payment and performance when due and not of collection.

This Guaranty is issued pursuant to the First Amendment Agreement dated September 29, 2023 among Debtor, Guarantor and Creditor.

Pursuant to the Note Purchase Agreement, Creditor is granted a security interest in all of Guarantor’s assets as security for the Guaranteed Obligations (the “Collateral”). The Creditor shall have all of the rights and remedies of a secured party under the Oregon Uniform Commercial Code and all other applicable law, all of which rights and remedies shall be cumulative and nonexclusive to the extent permitted by law. Guarantor additionally guarantees all costs of collection and other costs incurred by the Creditor to protect its interest in the Collateral and to enforce any of its rights hereunder, including reasonable attorneys’ fees related to the collection thereof.

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Creditor agrees that Guarantor may enter into up to $2,500,000 in capital leases on a second digital can printer and accessories if Guarantor shows Creditor a budget with details of revenue and expenses acceptable to Creditor.

Guarantor waives notice of acceptance of this A&R Guaranty, and presentment, demand, protest, notice of protest, notice of default and diligence in collecting any Guaranteed Obligations, and agrees that Creditor may modify the terms of, compromise, extend, increase, accelerate, renew or forbear to enforce payment or performance of, any part or all any Guaranteed Obligations, or permit the Debtor to incur additional Guaranteed Obligations, all without notice to Guarantor and without affecting in any manner the unconditional obligation of the Guarantor under this A&R Guaranty. Guarantor acknowledges and agrees that the liabilities created by this A&R Guaranty are direct and are not conditioned upon pursuit by Creditor of any remedy Creditor may have against the Debtor or any other person or any security. No invalidity, irregularity, or unenforceability by reason of any bankruptcy, insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect or be a defense to the obligations of the Guarantor under this A&R Guaranty.

Guarantor delivers this A&R Guaranty based solely on such Guarantor’s independent investigation of the financial condition of the Debtor and is not relying on any information furnished by Creditor with respect to Debtor’s financial condition. Guarantor assumes full responsibility for obtaining any further information concerning the Debtor’s financial condition, the status of the Guaranteed Obligations or any other matter which Guarantor may deem necessary or appropriate from time to time. Guarantor hereby waives any duty on the part of Creditor and agrees that it is not relying upon or expecting Creditor to disclose to the Guarantor any fact now or hereafter known by Creditor, whether relating to the operations or condition of the Debtor, the occurrence of any default with respect to the Guaranteed Obligations, or otherwise, notwithstanding any effect such fact may have upon Guarantor’s risk hereunder or Guarantor’s rights against Debtor. Guarantor knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes, but is not limited to, the possibility that Debtor may incur Guaranteed Obligations to Creditor after the financial condition of Debtor, or its ability to pay its debts as they mature, has deteriorated.

Guarantor agrees that no security now or hereafter held by Creditor for the payment of any Guaranteed Obligations, whether from Debtor, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the Guarantor under this Guaranty, and Creditor, in its sole discretion, without notice to Guarantor, may release, exchange, enforce and otherwise deal with any such security, including the Collateral, without affecting in any manner the unconditional obligation of the Guarantor under this A&R Guaranty. Guarantor acknowledges and agrees that Creditor has no obligation to acquire or perfect any lien on or security interest in any asset or assets, whether realty or personalty, including the Collateral, to secure payment of the Guaranteed Obligations.

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Until such time as the Guaranteed Obligations shall be indefeasibly paid and performed in full, Guarantor hereby agrees not to exercise any rights to be subrogated to the position of Creditor or to have the benefit of any lien, security interest or other guaranty hereafter held by Creditor for the Guaranteed Obligations. Until such time as the Guaranteed Obligations shall be indefeasibly paid and performed in full, Guarantor agrees not to assert any right of reimbursement, indemnity, contribution, or other right of recourse to or with respect to Debtor. Creditor shall have no duty to enforce or protect any rights which Guarantor may have against Debtor, and Guarantor assumes full responsibility for enforcing and protecting any such rights.

If after receipt of any payment of all or any part of the Guaranteed Obligations, Creditor is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Guaranteed Obligations shall be revived and the obligations under this A&R Guaranty shall be continued in effect without reduction or discharge for that payment, and this A&R Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by Creditor, Debtor or Guarantor in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Creditor’s rights under this A&R Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

Anything contained in this A&R Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among Guarantor and other affiliates of the Debtor (if any) of obligations under guaranties by such parties.

This A&R Guaranty constitutes the entire agreement of Guarantor and Creditor with respect to the subject matter hereof. No waiver, consent, modification or change of the terms of this A&R Guaranty shall bind Guarantor or Creditor unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then such waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given. This A&R Guaranty shall be binding on Guarantor and the Guarantor’s successors and assigns including, without limiting the generality of the foregoing, any debtor-in-possession or trustee-in-bankruptcy for Guarantor. Guarantor, as a subsidiary of Debtor, will receive direct and indirect benefit from the extension of credit by Creditor to Debtor. Guarantor acknowledges that the terms hereof are reasonable. If any provision of this A&R Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

THIS A&R GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

GUARANTOR WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR CLAIM ARISING OUT OF THIS A&R GUARANTY.

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IN WITNESS WHEREOF, Guarantor has executed this A&R Guaranty as of the date first written above.

CRAFT CANNING + BOTTLING, LLC

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Manager

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APPENDIX G

Bigger/D2 Second Amendment Agreement

SECOND AMENDMENT AGREEMENT

Date:	November 18, 2022 (the “Effective Date”)

Parties:

Eastside	Eastside Distilling, Inc.

Bigger	Bigger Capital Fund, LP

District	2 District 2 Capital Fund LP

Premises:

A.	Bigger and District 2 (collectively, the “Bigger Funds”) hold the following Secured Convertible Promissory Notes issued by Eastside (each, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, a “Bigger Note” and collectively, the “Bigger Notes”), which Bigger Notes were issued pursuant to that certain Securities Purchase Agreement dated as of April 19, 2021, by and among Eastside and the Bigger Funds (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”):

(i)	that certain Secured Convertible Promissory Note dated as of April 19, 2021 made by Eastside, as maker, in favor of Bigger, as payee, in the principal amount of $1,500,000;

(ii)	that certain Secured Convertible Promissory Note dated as of May 13, 2021 made by Eastside, as maker, in favor of Bigger, as payee, in the principal amount of $150,000;

(iii)	that certain Secured Convertible Promissory Note dated as of April 19, 2021 made by Eastside, as maker, in favor of District 2, as payee, in the principal amount of $1,500,000; and

(iv)	that certain Secured Convertible Promissory Note dated as of May 13, 2021 made by Eastside, as maker, in favor of District 2, as payee, in the principal amount of $150,000.

B.	The Bigger Funds hold the following Warrants issued by Eastside (each, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, a “Bigger Warrant” and collectively, the “Bigger Warrants”):

(i)	that certain Warrant No. 2021-005 dated as of July 29, 2021 issued by Eastside in favor of Bigger; and

(ii)	that certain Warrant No. 2021-006 dated as of July 29, 2021 issued by Eastside in favor of District 2.

C.	The Parties executed the following letter agreements (the “Reload Offer Letters”):

(i)	that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between Bigger and Eastside; and

(ii)	that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between District 2 and Eastside.

D.	The Parties executed an Accommodation Agreement dated April 1, 2022 (the “Accommodation Agreement”), pursuant to which, among other things, (i) the Bigger Notes were amended to adjust the conversion price under the Bigger Notes to One Dollar and Thirty Cents ($1.30) per share and adjust the interest payment schedule of the Bigger Notes and (ii) the Bigger Warrants were amended to change the Termination Date (as defined in the Bigger Warrants) of the Bigger Warrants from “the five year anniversary of the Initial Exercise Date” to “the six year anniversary of the Initial Exercise Date”, subject to the terms of the Accommodation Agreement.

E.	The Parties executed an Amendment Agreement dated October 13, 2022 (the “First Amendment Agreement”, and together with the Bigger Notes, the Bigger Warrants, the Purchase Agreement, the Accommodation Agreement, the Transaction Documents (as defined in the Purchase Agreement) and the Reload Offer Letters, collectively, the “Documents”), pursuant to which, among other things, the Maturity Date (under and as defined in the Bigger Notes) was reset to November 18, 2022 and certain terms of the Bigger Notes and Bigger Warrants were amended.

F.	The Parties are engaged in good faith negotiations towards a restructuring of their relationship and agree that relief from the imminent Maturity Date (under and as defined in the Bigger Notes) and certain other provisions of the Documents would facilitate a mutually favorable resolution of the negotiations.

Agreement:

1.	Amendment of Bigger Notes. The Bigger Notes are hereby amended, effective as of the Effective Date, to change the “Maturity Date” of the Bigger Notes to September 29, 2023, by eliminating the final sentence of the introductory paragraph in each Bigger Note, as amended by the First Amendment Agreement, and replacing that sentence with the following text:

“The entire principal amount hereunder shall be due and payable in full on September 29, 2023 (the “Maturity Date”), or on such earlier date as such principal amount may earlier become due and payable pursuant to the terms hereof.”

2.	Except as expressly modified hereby, the Parties agree that all terms, conditions, covenants, representations and warranties contained in the Documents and all rights of the Bigger Funds and all of the obligations of Eastside under the Documents (the “Obligations”), shall remain in full force and effect. Eastside hereby confirms that the Documents are in full force and effect as of the Effective Date (subject to the modifications thereto effected pursuant to this Second Amendment Agreement) and that Eastside has no right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations or any Document. Except as expressly set forth herein, the execution, delivery and effectiveness of this Second Amendment Agreement shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of any Document, (ii) amend, modify or operate as a waiver of any provision of the Documents or any right, power or remedy of Bigger or District 2 under any Document, (iii) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction by Eastside, or (iv) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of Bigger and District 2 reserves all of its rights, powers, and remedies under the Documents and applicable law. All of the provisions of the Documents are hereby reiterated (subject to the modifications effected thereto pursuant to this Second Amendment Agreement), and if ever waived, are hereby reinstated (subject to the modifications effected pursuant to this Second Amendment Agreement). Eastside hereby agrees that this v Amendment Agreement in no way acts as a release or relinquishment of the liens and rights securing payments of the Obligations and this Second Amendment Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Document. In the event of any conflict between the terms of this Second Amendment Agreement, on the one hand, and the terms of any Document as in effect prior to the Effective Date, on the other hand, the terms of this Second Amendment Agreement shall govern and control.

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3.	All of the terms and provisions of this Second Amendment Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, that Eastside may not assign or transfer any of its rights or obligations under this Second Amendment Agreement without the prior written consent of the Bigger Funds (which consent shall be in the sole and absolute discretion of the Bigger Funds).

4.	Any provision of this Second Amendment Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.	This Second Amendment Agreement may be executed in one or more counterparts and by different Parties hereto in separate counterparts each of which when so executed and delivered to the other Parties hereto shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this Second Amendment Agreement by facsimile or by e-mail delivery of a ‘pdf’ format data file, such delivery shall create a valid and binding obligation of the Party executing such counterpart (or on whose behalf such counterpart is executed) with the same force and effect as if such executed counterpart of this Second Amendment Agreement was manually executed by such Party (or on behalf of such Party) and delivered in person.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment Agreement as of September 29, 2023, the provisions of this Second Amendment Agreement being effective as of the Effective Date.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin, CEO

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

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APPENDIX H

Bigger/D2 Third Amendment Agreement (including exhibits)

THIRD AMENDMENT AGREEMENT

Date:	September 29, 2023 (the “Effective Date”)

Parties:

Eastside	Eastside Distilling, Inc.

Bigger	Bigger Capital Fund, LP

District 2	District 2 Capital Fund LP

Premises:

A.	Bigger and District 2 (collectively, the “Bigger Funds”) hold the following Secured Convertible Promissory Notes issued by Eastside (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Bigger Secured Notes”), which Bigger Secured Notes were issued pursuant to that certain Securities Purchase Agreement dated as of April 19, 2021, by and among Eastside and the Bigger Funds (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”):

(i)	that certain Secured Convertible Promissory Note dated as of April 19, 2021 made by Eastside, as maker, in favor of Bigger, as payee, in the original principal amount of $1,500,000 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Closing Bigger Secured Note”);

(ii)	that certain Secured Convertible Promissory Note dated as of May 13, 2021 made by Eastside, as maker, in favor of Bigger, as payee, in the original principal amount of $150,000 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Closing Bigger Secured Note”);

(iii)	that certain Secured Convertible Promissory Note dated as of April 19, 2021 made by Eastside, as maker, in favor of District 2, as payee, in the original principal amount of $1,500,000 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Closing District 2 Secured Note”); and

(iv)	that certain Secured Convertible Promissory Note dated as of May 13, 2021 made by Eastside, as maker, in favor of District 2, as payee, in the original principal amount of $150,000 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Closing District 2 Secured Note”).

B.	The Parties executed that certain Security Agreement dated as of April 19, 2021, by and among Eastside as obligor and the Bigger Funds as secured parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which Security Agreement Eastside granted the Bigger Funds a security interest in all of its assets as collateral for the obligations of Eastside under the Bigger Secured Notes.

C.	The Bigger Funds hold the following Warrants issued by Eastside pursuant to the Reload Offer Letters (defined below) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Bigger Warrants”):

(i)	that certain Warrant No. 2021-005 dated as of July 29, 2021 issued by Eastside in favor of Bigger (the “July 2021 Bigger Warrant”); and

(ii)	that certain Warrant No. 2021-006 dated as of July 29, 2021 issued by Eastside in favor of District 2 (the “July 2021 District 2 Warrant”).

D.	The Parties executed the following letter agreements (the “Reload Offer Letters”):

(i)	that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between Bigger and Eastside; and

(ii)	that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between District 2 and Eastside.

E.	The Bigger Funds hold the following Promissory Notes issued by Eastside pursuant to the Bigger-TQLA Note Consent (defined below) and the Bigger-Walton Note Consent (defined below) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Bigger Unsecured Notes”):

(i)	that certain Promissory Note dated as of October 26, 2021 made by Eastside, as maker, in favor of Bigger, as holder, in the original principal amount of $2,748,442 (the “First Bigger Unsecured Note”);

(ii)	that certain Promissory Note dated as of October 26, 2021 made by Eastside, as maker, in favor of Bigger, as holder, in the original principal amount of $156,820.80 (the “Second Bigger Unsecured Note”);

(iii)	that certain Promissory Note dated as of October 26, 2021 made by Eastside, as maker, in favor of District 2, as holder, in the original principal amount of $4,122,663 (the “First District 2 Unsecured Note”); and

(iv)	that certain Promissory Note dated as of October 26, 2021 made by Eastside, as maker, in favor of District 2, as holder, in the original principal amount of $235,231.20 (the “Second District 2 Unsecured Note”).

F.	The Parties executed certain Consent to Assignment, Cancellation and Re-Issuance of Promissory Note dated as of October 26, 2021 by and between Eastside and the Bigger Funds and acknowledged by TQLA, LLC, a California limited liability company (“TQLA”) (the “Bigger-TQLA Note Consent”), which Bigger-TQLA Note Consent was executed simultaneously with the purchase by the Bigger Funds from TQLA of that certain Promissory Note dated as of April 1, 2021 in the principal amount of $6,871,105 originally issued by Eastside to TQLA (the “Original TQLA Note”) and provided for the cancellation of the Original TQLA Note in exchange for the issuance by Eastside to each of the Bigger Funds of a new separate Bigger Unsecured Note, with the combined aggregate principal amount of such new Bigger Unsecured Notes being equal to the principal amount of the Original TQLA Note plus any accrued and outstanding interest on such Original TQLA Note as of October 26, 2021.

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G.	The Parties executed that certain Consent to Assignment, Cancellation and Re-Issuance of Promissory Note dated as of October 26, 2021 by and between Eastside and the Bigger Funds and acknowledged by Bill Walton (the “Bigger-Walton Note Consent”), which Bigger-Walton Note Consent was executed simultaneously with the purchase by the Bigger Funds from Bill Walton of that certain Promissory Note dated as of March 31, 2021 in the principal amount of $392,052 originally issued by Eastside to Bill Walton (the “Original Walton Note”) and provided for the cancellation of the Original Walton Note in exchange for the issuance by Eastside to each of the Bigger Funds of a new separate Bigger Unsecured Note, with the combined aggregate principal amount of such new Bigger Unsecured Notes being equal to the principal amount of the Original Walton Note plus any accrued and outstanding interest on such Original Walton Note as of October 26, 2021.

H.	The Parties executed an Accommodation Agreement dated April 1, 2022 (the “Accommodation Agreement”), pursuant to which, among other things, (i) the Bigger Secured Notes were amended to adjust the conversion price under the Bigger Secured Notes to One Dollar and Thirty Cents ($1.30) per share and adjust the interest payment schedule of the Bigger Secured Notes and (ii) the Bigger Warrants were amended to change the Termination Date (as defined in the Bigger Warrants) of the Bigger Warrants from “the five year anniversary of the Initial Exercise Date” to “the six year anniversary of the Initial Exercise Date”, subject to the terms of the Accommodation Agreement.

I.	The Parties executed an Amendment Agreement dated October 13, 2022 (the “First Amendment Agreement”) pursuant to which, among other things, the Maturity Date (under and as defined in the Bigger Secured Notes) was reset to November 18, 2022 and certain terms of the Bigger Secured Notes and Bigger Warrants were amended.

J.	Simultaneously with the execution of this Agreement, the Parties have executed a Second Amendment Agreement effective November 18, 2022 (the “Second Amendment Agreement”, and together with the Bigger Secured Notes, the Bigger Warrants, the Purchase Agreement, the Security Agreement, the Reload Offer Letters, the Accommodation Agreement, the First Amendment Agreement, the Transaction Documents (as defined in the Purchase Agreement), and the Bigger Unsecured Notes, collectively, the “Documents”), pursuant to which the Maturity Date (under and as defined in the Bigger Secured Notes) was reset to September 29, 2023.

Simultaneously with the execution of this Third Amendment Agreement, Eastside, the Bigger Funds, Aegis Security Insurance Company (“Aegis”), LD Investments, LLC, a California limited liability company (“LD”), TQLA, LLC, a California limited liability company (“TQLA”) and The B.A.D. Company, LLC, a Delaware limited liability company in which the Bigger Funds collectively hold a 50% interest and Aegis and LD collectively hold a 50% interest (the “Bigger-Aegis-LD SPV”) and Eastside have entered into that certain Debt Satisfaction Agreement dated as of the date hereof by and among Eastside, the Bigger Funds, Aegis, LD and TQLA (the “Debt Satisfaction Agreement”), pursuant to which it is contemplated that (i) the Bigger Funds shall exchange in aggregate $3,255,000 of principal on the Bigger Secured Notes (ii) Aegis shall exchange $1,898,202 of principal on that certain Secured Promissory Note dated as of October 6, 2022 in the original principal amount of $4,500,000 issued by Eastside to Aegis (the “Aegis Secured Note”) and (iii) LD shall exchange all principal and accrued interest outstanding under that certain Promissory Note dated as of September 29, 2023 in the principal amount of $1,356,798 issued by Eastside to LD (the “LD Note”), in return for the issuance by Eastside to the Bigger-Aegis-LD SPV of 296,722 shares of Common Stock of Eastside, par value $0.0001 per share (“Common Stock”), and 200,000 shares of Series C Preferred Stock of Eastside, par value $0.0001 per share (“SC Preferred Stock”).

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K.	Simultaneously with the execution of this Third Amendment Agreement, the Company, the Bigger Funds and Aegis Security Insurance Company (“Aegis”), have entered into that certain Intercreditor Agreement dated as of the date hereof by and among Eastside, Craft Canning + Bottling, LLC, an Oregon limited liability company and wholly-owned subsidiary of Eastside (“Craft Canning”), the Bigger Funds, and Aegis (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Bigger-Aegis Intercreditor Agreement”).

L.	The Parties have engaged in discussions regarding certain restructuring of their relationship and have agreed to certain further adjustments to the terms of the Documents, subject to the terms and conditions set forth herein.

Agreement:

1.	Amendment of Purchase Agreement. Subject to the satisfaction or waiver in writing by the Bigger Funds of each condition precedent set forth in Section 6 of this Third Amendment Agreement, the Purchase Agreement shall, effective as of the Effective Date, be amended in the manner provided in this Section 1.

(a)	The third paragraph appearing on the first page of the Purchase Agreement is amended and restated in its entirety as follows:

“WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to Three Million Three Hundred Thousand Dollars ($3,300,000) (the “Purchase Price”) of principal amount of secured convertible promissory notes of the Company (each, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, a “Note”, and together, collectively, the “Notes”) which Notes are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20 per share, subject to adjustment in accordance with the terms of the Notes, the form of which is annexed hereto as Exhibit A, and in connection with the purchase of such Notes, each Subscriber shall receive a warrant (each, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, a “Warrant”), in the form annexed hereto as Exhibit B, to purchase a number of shares of Common Stock (“Warrant Shares”) equal to 60% of the principal amount of any Note issued to such Subscriber hereunder divided by the conversion price of the Note issued to such Subscriber, at an initial exercise price equal to $2.65 per share, subject to adjustment in accordance with the terms of the Warrant. The Notes, the Conversion Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities.”“

(b)	The fourth paragraph appearing on first page of the Purchase Agreement is amended and restated in its entirety as follows:

“WHEREAS, to secure payment for the Notes, concurrent with the Closing Date, the Company will grant Subscribers a security interest in certain assets pursuant to a security agreement substantially in the form attached hereto as Exhibit C (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).”

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(c)	Section 7(c) of the Purchase Agreement is deleted in its entirety.

(d)	The third sentence of Section 9(b) of the Purchase Agreement is deleted and replaced in its entirety with the following text:

““Covered Securities” means Common Stock and any rights, options or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, other than (i) securities issuable upon conversion of any of the Notes or upon exercise of the Warrants; (ii) securities issued upon the conversion or exercise of any debenture, warrant, option, or other convertible security which is outstanding as of the first Closing Date to occur; (iii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock approved by Company stockholders; (iv) shares of Common Stock (or options, convertible securities, or other rights to purchase such shares of Common Stock) issued or issuable to employees or directors of, or consultants providing bona fide services to, the Company pursuant to an Approved Stock Plan (as defined below); (v) Common Stock, options or convertible securities issued to banks, equipment lessors or other financial institutions pursuant to a debt financing or equipment leasing approved by the board of directors of the Company; (vi) shares of Common Stock, options or convertible securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the board of directors of the Company; (vii) shares of Common Stock, options or convertible securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, each as approved by the board of directors of the Company and the stockholders of the Company; (viii) shares of Common Stock issued as dividends on the Corporation’s outstanding Series B Preferred Stock; and (ix) shares of Common Stock, Options, or Convertible Securities issued pursuant to that certain Asset Purchase Agreement between the Company and Intersect Beverage, LLC dated as of September 12, 2019 (each an “Excluded Issuance”).”

(e)	The fourth sentence of Section 9(b) of the Purchase Agreement is deleted and replaced in its entirety with the following text:

““Approved Stock Plan” means, (i) for the period beginning on the date hereof and ending on September 28, 2023, any employee benefit plan which has been approved by the board of directors of the Company prior to the date hereof pursuant to which shares of Common Stock and standard rights, warrants, or options to subscribe for, purchase, or otherwise acquire Common Stock may be issued to any employee, officer, or director for services provided to the Company in their capacity as such, and (ii) for the period beginning on September 29, 2023, and thereafter, the 2023 Eastside Compensation Plan (as such term is defined in that certain Debt Satisfaction Agreement dated as September 29, 2023 by and among the Company, the Purchasers, Aegis Security Insurance Company, LD Investments, LLC, a California limited liability company, and TQLA, LLC, a California limited liability company.”

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2.	Amendment and Restatement of Bigger Secured Notes. Subject to the satisfaction or waiver in writing by the Bigger Funds of each condition precedent set forth in Section 6 of this Third Amendment Agreement, concurrently with the execution of this Agreement and effective as of the Effective Date:

(a)	Eastside and Bigger shall execute the Amended and Restated Secured Convertible Promissory Note in the form attached hereto as Exhibit A (the “A&R Bigger Secured Note”), which A&R Bigger Secured Note shall amend and restate the Second Closing Bigger Secured Note, on the terms and conditions set forth in the A&R Bigger Secured Note, in order to, among other things, increase the principal amount of the Second Closing Bigger Secured Note from $150,000 to $199,645.

(b)	Eastside and District 2 shall execute the Amended and Restated Secured Convertible Promissory Note in the form attached hereto as Exhibit B (the “A&R District 2 Secured Note”), which A&R District 2 Secured Note shall amend and restate the Second Closing District 2 Secured Note, on the terms and conditions set forth in the A&R District 2 Secured Note, in order to, among other things, increase the principal amount of the Second Closing District 2 Secured Note from $150,000 to $199,645.

Eastside agrees to deliver promptly, and in any event no later than three (3) business days following the execution of this Third Amendment Agreement, (i) to Bigger or its counsel, the original executed signature page of Eastside to the A&R First Closing Bigger Secured Note and the A&R Second Closing Bigger Secured Note, and (ii) to District 2 or its counsel, the original executed signature page of Eastside to the A&R District 2 Secured Note and the A&R District 2 Secured Note, in each case in accordance with instructions provided to Eastside by the Bigger Funds or their counsel.

3.	Amendment and Restatement of Security Agreement. Subject to the satisfaction or waiver in writing by the Bigger Funds of each condition precedent set forth in Section 6 of this Third Amendment Agreement, concurrently with the execution of this Agreement and effective as of the Effective Date, Eastside, Bigger and District 2 shall execute the Amended and Restated Security Agreement in the form attached hereto as Exhibit C (the “A&R Security Agreement”), which A&R Security Agreement shall amend and restate the Security Agreement, on the terms and conditions set forth in the A&R Security Agreement.

4.	Amendment and Restatement of Bigger Warrants. Subject to the satisfaction or waiver in writing by the Bigger Funds of each condition precedent set forth in Section 6 of this Third Amendment Agreement, concurrently with the execution of this Agreement and effective as of the Effective Date:

(a)	Eastside and Bigger shall execute the Amended and Restated Warrant in the form attached hereto as Exhibit D (the “A&R Bigger Warrant”), which A&R Bigger Warrant shall amend and restate the Bigger Warrant, on the terms and conditions set forth in the A&R Bigger Warrant, in order to, among other things, (i) extend the termination date of the Bigger Warrant to June 23, 2028 and (ii) reflect the effect of the 1-for-20 reverse split of the Common Stock effected by Eastside on May 12, 2023 on the exercise price and number of shares of Common Stock issuable upon exercise of the Bigger Warrant.

(b)	Eastside and District 2 shall execute the Amended and Restated Warrant in the form attached hereto as Exhibit E (the “A&R District 2 Warrant”), which A&R District 2 Warrant shall amend and restate the District 2 Warrant, on the terms and conditions set forth in the A&R District 2 Warrant, in order to, among other things, (i) extend the termination date of the District 2 Warrant to June 23, 2028 and (ii) reflect the effect of the 1-for-20 reverse split of the Common Stock effected by Eastside on May 12, 2023 on the exercise price and number of shares of Common Stock issuable upon exercise of the District 2 Warrant.

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5.	Amendment and Restatement of Bigger Unsecured Notes. Subject to the satisfaction or waiver in writing by the Bigger Funds of each condition precedent set forth in Section 6 of this Third Amendment Agreement, concurrently with the execution of this Agreement and effective as of the Effective Date:

(a)	Eastside and Bigger shall execute the Amended and Restated Promissory Note in the form attached hereto as Exhibit F (the “A&R First Bigger Unsecured Note”), which A&R First Bigger Unsecured Note shall amend and restate the First Bigger Unsecured Note, on the terms and conditions set forth in the A&R First Bigger Unsecured Note.

(b)	Eastside and Bigger shall execute the Amended and Restated Promissory Note in the form attached hereto as Exhibit G (the “A&R Second Bigger Unsecured Note”), which A&R Second Bigger Unsecured Note shall amend and restate the Second Bigger Unsecured Note, on the terms and conditions set forth in the A&R Second Bigger Unsecured Note.

(c)	Eastside and District 2 shall execute the Amended and Restated Promissory Note in the form attached hereto as Exhibit H (the “A&R First District 2 Unsecured Note”), which A&R First District 2 Unsecured Note shall amend and restate the First District 2 Unsecured Note, on the terms and conditions set forth in the A&R First District 2 Unsecured Note.

(d)	Eastside and District 2 shall execute the Amended and Restated Promissory Note in the form attached hereto as Exhibit I (the “A&R Second District 2 Unsecured Note”), which A&R Second District 2 Unsecured Note shall amend and restate the Second District 2 Unsecured Note, on the terms and conditions set forth in the A&R Second District 2 Unsecured Note.

Eastside agrees to deliver promptly, and in any event no later than three (3) business days following the execution of this Third Amendment Agreement, (i) to Bigger or its counsel, the original executed signature page of Eastside to the A&R First Bigger Unsecured Note and the A&R Second Bigger Unsecured Note, and (ii) to District 2 or its counsel, the original executed signature page of Eastside to the A&R First District 2 Unsecured Note and the A&R Second District 2 Unsecured Note, in each case in accordance with instructions provided to Eastside by the Bigger Funds or their counsel.

6.	Conditions Precedent to Effectiveness. Notwithstanding any other provisions of this Third Amendment Agreement to the contrary, the amendments to the Purchase Agreement contained in Section 1 of this Third Amendment Agreement and the amendment and restatement of the Bigger Secured Notes, Security Agreement, Bigger Warrants and Bigger Unsecured Notes pursuant to Sections 2, 3, 4, and 5 of this Third Amendment Agreement (collectively, the “Document Amendments”) shall not become effective until each of the following conditions set forth in this Section 6 has been satisfied (in each case to the satisfaction of the Bigger Funds) or waived in writing by the Bigger Funds; provided, for the avoidance of doubt, that upon becoming effective, the Document Amendments shall be deemed effective, with full force and effect, as of the Effective Date:

(a)	The Bigger Funds shall have received this Third Amendment Agreement, duly executed and delivered by Eastside and the Bigger Funds;

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(b)	The Bigger Funds shall have received the Debt Satisfaction Agreement, duly executed and delivered by Eastside, the Bigger Funds, Aegis, LD, TQLA and the Bigger-Aegis-LD SPV, in form and substance satisfactory to the Bigger Funds;

(c)	The transactions contemplated to occur at the closing of the Debt Satisfaction Agreement, including without limitation, the issuance by Eastside to the Bigger-Aegis-LD SPV of 296,722 shares of Common Stock and 200,000 shares of SC Preferred Stock, shall have been consummated;

(d)	The Bigger Funds shall have received the Bigger-Aegis Intercreditor Agreement, duly executed and delivered by Eastside, Craft Canning, Aegis and the Bigger Funds, in form and substance satisfactory to the Bigger Funds;

(e)	Bigger shall have received the A&R Second Closing Bigger Secured Note, duly executed and delivered by Eastside and Bigger;

(f)	District 2 shall have received the A&R Second Closing District 2 Secured Note, duly executed and delivered by Eastside and District 2;

(g)	The Bigger Funds shall have received the A&R Security Agreement, duly executed and delivered by Eastside and the Bigger Funds;

(h)	Bigger shall have received the A&R Bigger Warrant, duly executed and delivered by Eastside and Bigger;

(i)	District 2 shall have received the A&R District 2 Warrant, duly executed and delivered by Eastside and District 2;

(j)	Bigger shall have received the A&R First Bigger Unsecured Note and the A&R Second Bigger Unsecured Note, in each case duly executed and delivered by Eastside and Bigger;

(k)	District 2 shall have received the A&R First District 2 Unsecured Note and the A&R Second District 2 Unsecured Note, in each case duly executed and delivered by Eastside and District 2;

(l)	Eastside and Craft Canning shall have delivered to the Bigger Funds copies of the following, in each case certified by a duly authorized officer:

(i)	As to each of Eastside and Craft Canning, resolutions authorizing the execution, delivery and performance by Eastside of this Third Amendment Agreement and any other documents executed by Eastside and/or Craft Canning in connection herewith (including, without limitation, the Bigger-Aegis-LD Intercreditor Agreement); and

(ii)	Certificates of the appropriate government officials of the state of incorporation or organization of each of Eastside and Craft Canning, as applicable, as to the existence and good standing of Eastside and Craft Canning, each dated within 30 days prior to the date hereof;

(m)	The Bigger Funds shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Bigger Funds or their counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Bigger Funds.

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7.	Miscellaneous.

(a)	On the Effective Date, concurrently with the execution of this Agreement, Eastside shall reimburse the Bigger Funds for expenses incurred in connection with the transactions contemplated herein, in an amount equal to Eighty Thousand Dollars ($80,000), which shall be paid by delivery of Forty Thousand Dollars ($40,000) in cash on the Effective Date and issuance by Eastside to the Bigger Funds of a promissory note in the amount of Forty Thousand Dollars ($40,000) payable without interest on March 31, 2024 by Eastside to the Bigger Funds in accordance with instructions provided by the Bigger Funds to Eastside.

(b)	Except as expressly modified hereby, the Parties agree that all terms, conditions, covenants, representations and warranties contained in the Documents and all rights of the Bigger Funds and all of the obligations of Eastside under the Documents (the “Obligations”), shall remain in full force and effect. Eastside hereby confirms that the Documents are in full force and effect as of the Effective Date (subject to the modifications thereto effected pursuant to this Third Amendment Agreement) and that Eastside has no right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations or any Document. Except as expressly set forth herein, the execution, delivery and effectiveness of this Third Amendment Agreement shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of any Document, (ii) amend, modify or operate as a waiver of any provision of the Documents or any right, power or remedy of Bigger or District 2 under any Document, (iii) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction by Eastside, or (iv) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of Bigger and District 2 reserves all of its rights, powers, and remedies under the Documents and applicable law. All of the provisions of the Documents are hereby reiterated (subject to the modifications effected thereto pursuant to this Third Amendment Agreement), and if ever waived, are hereby reinstated (subject to the modifications effected pursuant to this Third Amendment Agreement). Eastside hereby agrees that this Third Amendment Agreement in no way acts as a release or relinquishment of the liens and rights securing payments of the Obligations and this Third Amendment Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Document. In the event of any conflict between the terms of this Third Amendment Agreement, on the one hand, and the terms of any Document as in effect prior to the Effective Date, on the other hand, the terms of this Third Amendment Agreement shall govern and control.

(c)	Notwithstanding anything to the contrary contained herein, this Third Amendment Agreement and each of the Documents are subject to the Bigger-Aegis Intercreditor Agreement. In the event of any conflict between the terms of the Bigger-Aegis Intercreditor Agreement, on one hand, and the terms of this Third Amendment Agreement and/or any Document, on the other hand, the terms of the Bigger-Aegis Intercreditor Agreement shall govern and control.

(d)	All of the terms and provisions of this Third Amendment Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, that Eastside may not assign or transfer any of its rights or obligations under this Third Amendment Agreement without the prior written consent of the Bigger Funds (which consent shall be in the sole and absolute discretion of the Bigger Funds).

(e)	Any provision of this Third Amendment Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(f)	This Third Amendment Agreement may be executed in one or more counterparts and by different Parties hereto in separate counterparts each of which when so executed and delivered to the other Parties hereto shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this Third Amendment Agreement by facsimile or by e-mail delivery of a ‘pdf’ format data file, such delivery shall create a valid and binding obligation of the Party executing such counterpart (or on whose behalf such counterpart is executed) with the same force and effect as if such executed counterpart of this Third Amendment Agreement was manually executed by such Party (or on behalf of such Party) and delivered in person.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Third Amendment Agreement as of the date first written above.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

[Signature Page to Third Amendment Agreement]

Exhibit A

A&R Bigger Secured Note

(Attached)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE PARI PASSU IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2023 BY AND AMONG EASTSIDE DISTILLING, INC., CRAFT CANNING + BOTTLING, LLC, BIGGER CAPITAL FUND, LP, DISTRICT 2 CAPITAL FUND LP, AND AEGIS SECURITY INSURANCE COMPANY (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”) WITH THE INDEBTEDNESS OWED BY THE MAKER PURSUANT TO AND IN CONNECTION WITH THE AEGIS NOTE DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS INSTRUMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE

U.S. $199,645	September 29, 2023

FOR VALUE RECEIVED, and on the date first written above (the “Effective Date”) Eastside Distilling, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to Bigger Capital Fund, LP, or its successors and assigns (the “Payee”), in immediately available funds via wire transfer in accordance with such instructions as the Payee shall provide in writing to the Maker for such purpose, a principal sum of One Hundred Ninety-Nine Thousand Six Hundred Forty-Five and 00/100 Dollars (U.S. $199,645.00) (the “Original Principal Amount”), in accordance with the terms set forth in this Amended and Restated Secured Convertible Promissory Note (this “Note”). The aggregate principal amount outstanding under this Note will be conclusively evidenced by the schedule annexed as Exhibit B hereto (the “Loan Schedule”), up to a maximum principal amount of U.S. $199,645.00. The entire principal amount hereunder shall be due and payable in full on March 31, 2025 (the “Maturity Date”), or on such earlier date as such principal amount may earlier become due and payable pursuant to the terms hereof.

Reference is made to that certain Secured Convertible Promissory Note in the original principal amount of $150,000 dated as of May 13, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Maker to the Payee on May 13, 2021 pursuant to the Purchase Agreement (as defined in Section 20 hereof). The Maker and Payee have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, (b) add the entire amount of all accrued but unpaid interest outstanding as of the date hereof under the Existing Note to the principal balance of the Existing Note, (c) add a portion of the accrued but unpaid penalty due upon the occurrence of a Stockholder Approval Failure (as defined in the Reload Offer Letter (as defined in Section 20 hereof)) to the principal balance of the Existing Note and (d) to amend certain other terms of the Existing Note in connection with the restructuring of the Maker’s obligations owing under and in connection with this Note, the other Notes (as defined in the Purchase Agreement), and the Aegis Note (as defined in Section 7 hereof) and Aegis Note Purchase Agreement (as defined in Section 7 hereof). The Maker and Payee acknowledge that, after giving effect to all payments previously paid under the Existing Note and the provisions set forth in clauses (b) and (c) of the previous sentence, the principal amount outstanding under this Note as of the Effective Date is the Original Principal Amount set forth in the introductory paragraph of this Note.

This Note amends, restates and supersedes in its entirety the Existing Note. Subject to Section 19, hereof, the Maker and Payee hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1. Interest Rate; Payments. Interest shall accrue on the unpaid principal amount of this Note at the rate of nine percent (9%) per annum (“Regular Interest”) from the Effective Date until such unpaid principal amount is paid in full or earlier converted into shares (the “Shares”) of the Maker’s common stock, $0.0001 par value per share (the “Common Stock”), in accordance with the terms hereof. Interest accrued hereunder shall be paid either in cash or in Common Stock, as determined by the Payee in its sole discretion (provided that all accrued interest shall be paid in cash unless the Maker elects to receive any accrued interest in the form of Common Stock pursuant to a Conversion Notice delivered by the Maker pursuant to Section 2), in accordance with the following schedule:

a) Interest accrued during the period beginning on and including the Effective Date through and including December 31, 2023 shall be due and payable in three (3) equal tranches on (1) January 31, 2024, (2) February 29, 2024 and (3) April 1, 2024;

b) Interest accrued during the period beginning on and including January 1, 2024 and thereafter shall be due and payable monthly, in arrears, on the first day of each month beginning on and including February 1, 2024, for interest accrued through the last day of the prior month; and

c) The entire outstanding principal amount of this Note shall be due and payable in full (i) on the Maturity Date, together with any outstanding interest accrued as of the Maturity Date or (ii) on such earlier date as the principal amount under this Note becomes due and payable or is converted in accordance with the terms hereof, together with any outstanding interest accrued as of such earlier date.

Upon the occurrence and during the continuance of a Triggering Event (as defined herein), the Maker shall pay default interest in cash to the Payee on the aggregate unconverted and then outstanding principal amount of this Note at an interest rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted by applicable law (the “Default Interest”) which shall accrue daily from the date of the occurrence and during the continuance of such Triggering Event hereunder through and including the date of actual payment in full; provided, for the avoidance of doubt, any Default Interest payable hereunder shall be due in addition to, and not in substitution of, any Regular Interest due and payable hereunder.

All payments on this Note under this Section 1 will be applied to accrued and unpaid interest and thereafter to outstanding principal. All amounts payable hereunder will be payable in lawful money of the United States of America, delivered in immediately available funds via wire transfer in accordance with such instructions as the Payee shall designate to the Maker in writing. Whenever any payment hereunder shall be stated to be due on a day other than a Trading Day, such payment will be made on the next succeeding Trading Day, and such extension of time will in such case be included in the computation of payment of interest.

2. Conversion of Principal and Interest. Subject to the terms and conditions hereof, the Payee, at its sole option, may deliver to the Maker a notice in the form attached hereto as Exhibit A (a “Conversion Notice”) and an updated Loan Schedule, at any time and from time to time after the date hereof and prior to the payment of the principal amount and all accrued Regular Interest thereon (the date of the delivery of a Conversion Notice, a “Conversion Date”), to convert all or any portion of the outstanding principal amount of this Note plus accrued and unpaid Regular Interest thereon, for a number of Shares equal to the quotient obtained by dividing the dollar amount of such outstanding principal amount of this Note plus the accrued and unpaid interest thereon being converted by the Conversion Price (as defined in Section 20 hereof). Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus all accrued and unpaid Regular Interest thereunder in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Notice and the Loan Schedule.

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3. Certain Conversion Limitations.

a) The Payee may not convert an outstanding principal amount of this Note or accrued and unpaid Regular Interest thereon to the extent such conversion would result in the Payee, together with any Affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act (as defined in Section 20 hereof) and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock. Since the Payee will not be obligated to report to the Maker the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of Shares in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Payee or an Affiliate thereof, the Payee shall have the authority and obligation to determine whether and the extent to which the restriction contained in this Section will limit any particular conversion hereunder. The provisions of this Section may be waived by Payee upon not less than 61 days’ prior notice to the Maker.

b) To the extent the conversion of any outstanding principal amount of this Note and/or accrued and unpaid Regular Interest thereon would require the Maker to receive the approval of Maker’s stockholders pursuant to Nasdaq Listing Rules, the Payee may not convert such outstanding principal amount of this Note or accrued and unpaid Regular Interest thereon until such approval has been received by Maker.

c) The Payee may not convert any outstanding principal amount of this Note or accrued and unpaid Regular Interest thereon to the extent such conversion would require the Maker to issue shares of Common Stock in excess of the Maker’s then sufficient authorized and unissued shares of Common Stock.

4. Deliveries.

a) Not later than two (2) Trading Days (as defined in Section 20 hereof) after any Conversion Date; provided that a conversion notice on any such date is received prior to 12 p.m. EST and for notices received after 12 p.m. EST, then on the third Trading Day (the “Delivery Date”), the Maker will (i) cause the Shares to be transmitted by the Maker’s transfer agent (the “Transfer Agent”) to the Payee by crediting the account of the Payee’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Maker is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Shares to or resale of the Shares by the Payee or (B) the Shares are eligible for resale by the Payee pursuant to Rule 144, and otherwise deliver to the Payee a certificate or certificates representing the number of Shares (or Conversion Securities) being acquired upon the conversion of the principal amount of this Note and any Regular Interest accrued thereunder being converted pursuant to the Conversion Notice (subject to the limitations set forth in Section 3 hereof), and (ii) deliver to the Payee an endorsement by the Maker of the Loan Schedule acknowledging the remaining outstanding principal amount of this Note plus all accrued and unpaid Regular Interest thereon not converted (an “Endorsement”). The Maker’s delivery to the Payee of stocks certificates or the Transfer Agent’s crediting the Payee’s balance account through DWAC in accordance with clause (i) above shall be Maker’s conclusive endorsement of the remaining outstanding principal amount of this Note plus all accrued and unpaid Regular Interest thereon not converted as set forth in the Loan Schedule. If the Maker fails for any reason to deliver to the Payee the Shares subject to a Conversion Notice by the Delivery Date, the Maker shall pay to the Payee, in cash, as liquidated damages and not as a penalty, for each $1,000 of Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Conversion Notice), $5 per Trading Day (increasing to $10 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Delivery Date until such Shares are delivered or the Payee rescinds such conversion.

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b) In addition to any other rights available to the Payee, if the Maker fails to transmit to the Payee the Shares in accordance with the provisions of Section 4(a) above pursuant to conversion on or before the Delivery Date, and if after such date the Payee is required by its broker to purchase (in an open market transaction or otherwise) or the Payee’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Payee of the Shares which the Payee anticipated receiving upon such exercise (a “Buy-In”), then the Maker shall (A) pay in cash to the Payee the amount, if any, by which (x) the Payee’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Shares that the Maker was required to deliver to the Payee in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Payee, either reinstate the portion of the Note and equivalent number of Shares for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Payee the number of shares of Common Stock that would have been issued had the Maker timely complied with its exercise and delivery obligations hereunder. For example, if the Payee purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Maker shall be required to pay the Payee $1,000. The Payee shall provide the Maker written notice indicating the amounts payable to the Payee in respect of the Buy-In and, upon request of the Maker, evidence of the amount of such loss. Nothing herein shall limit a Payee’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker’s failure to timely deliver shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

c) Assuming (i) the Payee is not an Affiliate of the Maker, and (ii) all of the applicable conditions of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) with respect to Payee and the Shares are met, the Maker agrees that it will use its commercially reasonable efforts to cause the removal of the legend from the Shares (including by delivering an opinion of Maker’s counsel to the Maker’s transfer agent at its own expense to ensure the foregoing), and the Maker agrees that the Payee is under no obligation to sell the Shares issuable upon the conversion of the Note prior to removing the legend.

5. Voluntary Prepayment. The Maker shall have the right to prepay this Note at any time in whole or in part (“Optional Redemption”), by paying to the Payee a sum of money equal to one hundred percent (100%) of the principal amount to be redeemed, together with accrued but unpaid interest thereon (including any Regular Interest and any Default Interest), a prepayment fee equal to five percent (5%) of the principal amount to be prepaid, and any and all other sums due, accrued or payable to the Payee arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”). Maker’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date shall be ten (10) Trading Days after the date of the Notice of Redemption (the “Redemption Period”). A Notice of Redemption shall not be effective with respect to any portion of the Principal Amount for which the Payee has a pending election to convert, or for conversions initiated or made by the Payee during the Redemption Period. On the Redemption Payment Date, the Redemption Amount, less any portion of the Redemption Amount against which the Payee has exercised its conversion rights, shall be paid in good funds to the Payee. If the Maker fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Notice of Redemption will be null and void.

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6. Certain Adjustments.

a) The Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(i) Merger, Sale of Assets, etc. If the Maker at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, this Note, as to the unpaid principal portion thereof and accrued Regular Interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion right immediately prior to such consolidation, merger, sale, or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale, or conveyance.

(ii) Reclassification, etc. If the Maker at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued Regular Interest thereon, shall thereafter be deemed to evidence the right to convert into an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(iii) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(iv) Subsequent Equity Sales. If, at any time while this Note is outstanding, the Maker sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock (other than Excluded Securities) entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to such lower Dilutive Issuance price. Such adjustment shall be made whenever such Common Stock or Convertible Securities are issued. The Maker shall notify the Payee in writing, no later than the first Trading Day following the issuance of any Common Stock subject to this Section 6(a)(iv), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Maker provides a Dilutive Issuance Notice pursuant to this Section 6(a)(iv), upon the occurrence of any Dilutive Issuance, the Payee is entitled to receive a number of Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Payee accurately refers to the Base Conversion Price in the Notice of Conversion. Notwithstanding anything express or implied in the foregoing provisions of this Section 6(a)(iv) to the contrary, no adjustments shall be made, paid or issued under this Section 6(a)(iv) at any time in respect of any Excluded Securities, and the provisions of this Section 6(a)(iv) that are applicable to a Dilutive Issuance shall not be applicable to any Excluded Securities.

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b) No adjustments in the Conversion Price shall be required if such adjustment is less than $0.0001, provided that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

c) Whenever the Conversion Price is adjusted pursuant to any provision of this Section 6, the Maker shall promptly mail to the Payee a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiting such adjustment.

d) If (A) the Maker shall declare a dividend (or any other distribution) on the Common Stock; (B) the Maker shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Maker shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Maker shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Maker is a party, any sale or transfer of all or substantially all of the assets of the Maker, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Maker shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Maker; then, in each case, the Maker shall cause to be filed at each office or agency maintained for the purpose of conversion of any portion of the principal amount and Regular Interest outstanding under this Note, and shall cause to be mailed to the Payee at its last address as it shall appear upon the stock books of the Maker, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

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e) In case of any (1) merger or consolidation of the Maker with or into another Person that would constitute a Change of Control Transaction (as defined in Section 20 hereof), or (2) sale, directly or indirectly, by the Maker of more than one-half of the assets of the Maker (on an as valued basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Maker or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Maker or another Person: then the Payee shall have the right to (A) convert the then aggregate amount of principal and Regular Interest outstanding under this Note into the shares of stock and other securities, cash, and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Payee shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate amount of principal and Regular Interest outstanding under this Note could have been converted immediately prior to such merger, consolidation or sale would have been entitled, (B) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debt with aggregate principal amount equal to the then aggregate amount of principal outstanding under this Note, plus all accrued and unpaid interest (including Regular Interest and Default Interest) and other amounts owing thereon, which convertible debt shall have terms identical (including with respect to conversion) to the terms of this Note and shall be entitled to all of the rights and privileges of the Payee as set forth herein and the agreements pursuant to which this Note was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debt, shall have the right to convert such debt only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation, or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange the then outstanding aggregate amount of principal and Regular Interest under this Note for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Payee shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock into which the then outstanding aggregate amount of principal and Regular Interest under this Note could have been converted (taking into account all then accrued and unpaid dividends) immediately prior to such tender or exchange. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as to continue to give the Payee the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

f) The Maker covenants that it will reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the outstanding aggregate amount of principal and interest under this Note as herein provided, upon the conversion of the outstanding amount of principal and Regular Interest under this Note. The Maker covenants that all shares of Common Stock that shall be issuable pursuant to the terms thereof shall be, upon issuance, duly authorized, validly issued and fully paid, and nonassessable.

g) Upon a conversion hereunder the Maker shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Maker elects not, or is unable, to make such a cash payment, the Payee shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

h) The issuance of certificates for shares of the Common Stock on conversion of the principal amount and Regular Interest outstanding under this Note shall be made without charge to the Payee for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate.

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7. Negative Covenants. Without the prior written consent of the Requisite Holders, the Maker shall not and shall not permit any of its Subsidiaries to:

a) create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness other than Indebtedness under this Note and any other Notes (as defined in the Purchase Agreement), except that:

(i) the Maker shall be permitted to incur and be liable for Indebtedness owing by the Maker to (1) Aegis Security Insurance Company (“Aegis”) under that certain Amended and Restated Secured Promissory Note dated as of September 29, 2023 issued to Aegis by the Maker in the original principal amount of $2,638,291 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Note”), which Aegis Note amended and restated that certain Secured Promissory Note in the original principal amount of $4,500,000 that was originally issued to Aegis on October 6, 2022 pursuant to that certain Note Purchase Agreement by and among the Maker, Craft Canning + Bottling, LLC, an Oregon limited liability company and wholly-owned Subsidiary of the Maker (“Craft Canning”) and Aegis dated as of October 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Note Purchase Agreement”) (the Indebtedness permitted pursuant to this subclause (i), the “Aegis Indebtedness”), provided that any such Aegis Indebtedness is and shall be at all times pari passu with the Notes in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of the date hereof, by and among the Maker, Craft Canning, the Payee, District 2 Capital Fund LP and Aegis (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); provided, for the avoidance of doubt, that (x) the aggregate principal amount of Aegis Indebtedness that the Maker shall be permitted to incur and remain liable for pursuant to this clause (i) shall not exceed $2,638,291, and (y) the allowance for Aegis-LD Indebtedness provided by this clause (i) applies solely to permit Indebtedness issued by the Maker to Aegis under the Aegis Note, subject to the terms of the Intercreditor Agreement, and does not permit the issuance by Maker of Indebtedness to any Person other than Aegis;

(ii) the Maker shall be permitted to incur and remain liable for Indebtedness owing under (1) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $2,844,675 by and between the Maker as maker and the Holder as holder, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $162,312 by and between the Maker as maker and the Holder as holder, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $4,267,013 by and between the Maker as maker and District 2 Capital Fund LP as holder, and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $243,467 by and between the Maker as maker and District 2 Capital Fund LP as holder; and

(iii) the Maker shall be permitted to incur unsecured Indebtedness that is subordinate and junior in right and priority of payment to the Notes.

b) create, incur, assume or suffer to exist any lien or other encumbrance of any nature whatsoever, on any of the Collateral (as defined in the Security Agreement) whether now or hereafter owned, other than (i) liens in favor of the Secured Parties (as defined in the Security Agreement) granted pursuant to the Security Agreement or (ii) Permitted Liens;

c) pay any principal or other amount on any Indebtedness that is contractually subordinated to or pari passu with this Note pursuant to any subordination agreement or intercreditor agreement to which the Maker is a party (including without limitation, the Intercreditor Agreement) in violation of such subordination or intercreditor agreement, as applicable, or optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Subsidiary or Affiliate of the Maker;

d) sell, transfer, pledge, hypothecate, liquidate or otherwise dispose of all or substantially all of the equity securities of the Maker, in one or more transactions, or enter into any agreement to do so, other than in connection with an Aegis-Obligor Fundamental Transaction (as defined in the Intercreditor Agreement).

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8. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder under this Note or under applicable law), exercisable by the Payee or the Agent in accordance with the Intercreditor Agreement, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest (including Regular Interest and Default Interest) thereon in cash. Such prepayment shall be due and payable within ten (10) Trading Days of the date on which the notice for the payment therefor is provided by the Payee or the Agent. Any prepayment of this Note pursuant to this Section shall be applied (i) first, to pay interest (including Regular Interest and Default Interest) and any fees due and payable in respect of this Note until paid in full, (ii) second, to pay the outstanding principal amount of this Note until paid in full, and (iii) lastly, to pay any other outstanding obligations of the Maker under this Note.

As used herein, the term “Agent” shall have the meaning given to such term in the Intercreditor Agreement.

As used herein, the term “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule, or regulation of any administrative or governmental body):

(i) any default in the payment of the principal or interest (including Regular Interest and Default Interest) on or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date, the Maturity Date, by acceleration or otherwise);

(ii) a Securities and Exchange Commission or judicial stop trade order or trading suspension by the Nasdaq Capital Market with respect to the Common Stock that lasts for five or more consecutive Trading Days;

(iii) the Maker shall commence or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any Subsidiary thereof or there is commenced against the Maker or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any Subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any Subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any Subsidiary thereof for the purpose of effecting any of the foregoing;

(iv) the Maker shall consummate any sale of all or any portion of the Spirits Business in a transaction that does not constitute a sale in the ordinary course of the Maker’s business or a “Permitted Sale” under and as defined in the Intercreditor Agreement;

(v) the Maker breaches any representation or warranty in any material respect, or shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of (x) this Note, (y) the Purchase Agreement, or (z) the Security Agreement, and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within thirty (30) days after the date on which notice of such failure or breach shall have been given to the Company by the Payee; or

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(vi) any Aegis Note Document Default (as such term is defined in the Intercreditor Agreement) shall have occurred.

9. Mandatory Prepayment upon Permitted Sales of the Spirits Business. Without limiting any other rights of the Payee or any other obligations of the Maker under this Note or under any other Transaction Document, the Maker and/or Craft Canning shall be permitted to sell all or any portion of the Spirits Business provided that any such sale of all or any portion of the Spirits Business, as applicable, constitutes a “Permitted Sale” under and as defined in the Intercreditor Agreement; provided further, for the avoidance of doubt, that the consummation of any sale of all or any portion of the Spirits Business that does not constitute a sale in the ordinary course of the Maker’s business or a “Permitted Sale” under and as defined in the Intercreditor Agreement shall constitute a Triggering Event. As used herein, the term “Spirits Business” shall have the meaning given to such term in the Intercreditor Agreement.

10. No Waiver of Payee’s Rights, etc. All payments of principal and interest (including Regular Interest and Default Interest) on this Note shall be made without setoff, deduction, or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

11. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the Payee and the Maker.

12. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder (including Regular Interest and Default Interest) shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

13. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys’ fees and expenses incurred by the Payee in pursuing collection of this Note.

14. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns; provided, the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Payee (which consent shall be in the sole and absolute discretion of the Payee). The term “Payee” as used herein, shall also include any endorsee, assignee or other holder of this Note.

15. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

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16. Secured Obligation. The obligations of the Maker under this Note are secured by those certain assets of the Maker designated as “Collateral” as defined and under that certain Security Agreement dated as of April 19, 2021 (as amended and restated pursuant to that certain Amended and Security Agreement dated as of September 29, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among the Maker and the Secured Parties (as defined therein and including the Payee).

17. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

18. Specific Enforcement, Consent to Jurisdiction. The Maker and the Payee acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note or the Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof and of the Purchase Agreement, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 17 hereof, each of the Maker and the Payee hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

19. Reaffirmation of Transaction Documents; No Novation. Notwithstanding anything to the contrary set forth herein, the Maker, debtor, maker, obligor, grantor, pledgor, assignor, or in other any other similar capacity in which the Maker grants liens or security interests in its property, as the case may be under the Transaction Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Transaction Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Maker granted liens on or security interests in any of its property pursuant to any such Transaction Documents as security for the Obligations, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Obligor hereby consents to the execution of this Note and acknowledges that each of the Transaction Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Note shall not serve to effect a novation of any of the Obligations.

20. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Accounts”, “Equipment” and “Inventory”, shall have the meanings assigned to them under the UCC.

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“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Change of Control Transaction” means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 33% of the voting securities of the Maker, (ii) a replacement of more than one-half of the members of the Maker’s board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Maker with or into another entity, the direct or indirect consolidation or sale of all or substantially all of the assets of the Maker in one or a series of related transactions, unless following such transaction, the holders of the Maker’s securities continue to hold at least 66% of such securities following such transaction or (iv) the execution by the Maker of an agreement to which the Maker is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

“Conversion Price” shall be $3.05 per share, subject to adjustment as provided herein.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Securities” means (i) securities issuable upon conversion of any of the notes or upon exercise of the warrants issued pursuant to the Purchase Agreement; (ii) securities issued upon the conversion or exercise of any Option or Convertible Security which is outstanding as of the first Closing Date (as defined in the Purchase Agreement) to occur; (iii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock approved by Maker’s stockholders; (iv) Common Stock issued as dividends on the Corporation’s outstanding Series B Preferred Stock; (v) reserved; (vi) Common Stock, Options, or Convertible Securities issued to banks, equipment lessors or other financial institutions pursuant to a debt financing or equipment leasing approved by the board of directors of the Maker; (vii) shares of Common Stock, Options, or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the board of directors of the Maker, (viii) shares of Common Stock, Options, or Convertible Securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Maker by merger, purchase of substantially all of the assets or other reorganization, each as approved by the board of directors of the Maker and the stockholders of the Maker; (xi) shares of Common Stock, Options, or Convertible Securities issued pursuant to that certain Asset Purchase Agreement between Maker and Intersect Beverage, LLC dated as of September 12, 2019; (x) securities issuable pursuant to that certain Amendment Agreement dated as of October 13, 2022 by and among the Maker, the Payee and District 2 Capital Fund LP; and (xi) up to 375,000 shares of Common Stock, issued by the Maker in an at-the-market public offering (the “ATM Shares”), provided the number of ATM Shares for purposes of this clause (xi) shall be adjusted proportionally for any stock splits and/or reverse stock splits effected by the Maker after the Effective Date.

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“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Obligations” means all of the Maker’s obligations under the Notes and the Security Agreement, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties (as defined in the Security Agreement) as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

“Options” means any rights, warrants, or options to subscribe for, purchase, or otherwise acquire shares of Common Stock or Convertible Securities.

“Per Share Market Value” means on any particular date, the closing price per share of Common Stock on such date on the Nasdaq Stock Market.

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“Permitted Liens” means (a) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, provided, that the same have no priority over any of the Payee’s security interests in the Collateral (as defined in the Security Agreement) except as required pursuant to applicable law; (b) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained; (c) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Maker); (d) cash deposits or pledges of an aggregate amount not to exceed $10,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; and (e) the specific lien of Aegis on the assets of the Maker granted by the Maker to Aegis in connection with the Aegis Note, provided such lien shall be pari passu with the liens of the Secured Parties (as defined in the Security Agreement), in the manner and to the extent set forth in the Intercreditor Agreement.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Purchase Agreement” means that certain Securities Purchase Agreement dated as of April 19, 2021 by and among the Maker, the Payee and the other purchasers party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Reload Offer Letter” means that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between the Maker and the Payee.

“Requisite Holders” shall have the meaning given to such term in the Purchase Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability, partnership or other organization, whether incorporated or unincorporated, of which (i) such Person or any other Subsidiary of such Person is a general partner or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership or other organization, is directly or indirectly owned or controlled by such Person, by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Trading Day” means a day on which the shares of Common Stock are traded on the Nasdaq Capital Market; provided, however, that in the event that the shares of Common Stock are not listed or quoted on the Nasdaq Capital Market, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or State of Nevada are authorized or required by law or other government action to close.

“Transaction Documents” shall have the meaning given to such term in the Purchase Agreement.

“UCC” means the Uniform Commercial Code, as currently in effect in the State of Nevada.

************

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IN WITNESS WHEREOF, the Maker has caused this Amended and Restated Secured Convertible Promissory Note to be duly executed and delivered as of the date first set forth above.

MAKER:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer and Chief Financial Officer

Acknowledged and agreed to as of

the date first set forth above:

PAYEE:

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

[Signature Page to Amended and Restated Secured Convertible Promissory Note

(Bigger Capital Fund, LP)]

EXHIBIT A

NOTICE OF CONVERSION

Dated:

The undersigned hereby elects to convert the principal amount and interest indicated below of the attached Amended and Restated Secured Convertible Promissory Note into shares of common stock, $0.0001 par value (the “Common Stock”), of Eastside Distilling, Inc., according to the conditions hereof, as of the date written below. No fee will be charged to the holder for any conversion.

Exchange calculations:__________________________________________

Date to Effect Conversion:_______________________________________

Principal Amount and Interest of
Amended and Restated Secured

Convertible Promissory Note to be Converted:_________________________

Number of shares of Common Stock to be Issued:_______________________

Applicable Conversion Price: ___________________

Signature:

Name:

Address:

-Exhibit A-

EXHIBIT B

LOAN SCHEDULE

Amended and Restated Secured Convertible Promissory Note Issued by Eastside Distilling, Inc.

Dated: September 29, 2023

SCHEDULE
OF
CONVERSIONS AND PAYMENTS OF PRINCIPAL

Date of Conversion	Amount of Conversion	Total Amount Due Subsequent To Conversion
N/A	N/A	$199,645

1

Exhibit B

A&R District 2 Secured Note

(Attached)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE PARI PASSU IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2023 BY AND AMONG EASTSIDE DISTILLING, INC., CRAFT CANNING + BOTTLING, LLC, BIGGER CAPITAL FUND, LP, DISTRICT 2 CAPITAL FUND LP, AND AEGIS SECURITY INSURANCE COMPANY (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”) WITH THE INDEBTEDNESS OWED BY THE MAKER PURSUANT TO AND IN CONNECTION WITH THE AEGIS NOTE DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT); AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS INSTRUMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE

U.S. $199,645	September 29, 2023

FOR VALUE RECEIVED, and on the date first written above (the “Effective Date”) Eastside Distilling, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to District 2 Capital Fund LP, or its successors and assigns (the “Payee”), in immediately available funds via wire transfer in accordance with such instructions as the Payee shall provide in writing to the Maker for such purpose, a principal sum of One Hundred Ninety-Nine Thousand Six Hundred Forty-Five and 00/100 Dollars (U.S. $199,645.00) (the “Original Principal Amount”), in accordance with the terms set forth in this Amended and Restated Secured Convertible Promissory Note (this “Note”). The aggregate principal amount outstanding under this Note will be conclusively evidenced by the schedule annexed as Exhibit B hereto (the “Loan Schedule”), up to a maximum principal amount of U.S. $199,645.00. The entire principal amount hereunder shall be due and payable in full on March 31, 2025 (the “Maturity Date”), or on such earlier date as such principal amount may earlier become due and payable pursuant to the terms hereof.

Reference is made to that certain Secured Convertible Promissory Note in the original principal amount of $150,000 dated as of May 13, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Maker to the Payee on May 13, 2021 pursuant to the Purchase Agreement (as defined in Section 20 hereof). The Maker and Payee have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, (b) add the entire amount of all accrued but unpaid interest outstanding as of the date hereof under the Existing Note to the principal balance of the Existing Note, (c) add a portion of the accrued but unpaid penalty due upon the occurrence of a Stockholder Approval Failure (as defined in the Reload Offer Letter (as defined in Section 20 hereof)) to the principal balance of the Existing Note and (d) to amend certain other terms of the Existing Note in connection with the restructuring of the Maker’s obligations owing under and in connection with this Note, the other Notes (as defined in the Purchase Agreement), and the Aegis Note (as defined in Section 7 hereof) and Aegis Note Purchase Agreement (as defined in Section 7 hereof). The Maker and Payee acknowledge that, after giving effect to all payments previously paid under the Existing Note and the provisions set forth in clauses (b) and (c) of the previous sentence, the principal amount outstanding under this Note as of the Effective Date is the Original Principal Amount set forth in the introductory paragraph of this Note.

This Note amends, restates and supersedes in its entirety the Existing Note. Subject to Section 19, hereof, the Maker and Payee hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1. Interest Rate; Payments. Interest shall accrue on the unpaid principal amount of this Note at the rate of nine percent (9%) per annum (“Regular Interest”) from the Effective Date until such unpaid principal amount is paid in full or earlier converted into shares (the “Shares”) of the Maker’s common stock, $0.0001 par value per share (the “Common Stock”), in accordance with the terms hereof. Interest accrued hereunder shall be paid either in cash or in Common Stock, as determined by the Payee in its sole discretion (provided that all accrued interest shall be paid in cash unless the Maker elects to receive any accrued interest in the form of Common Stock pursuant to a Conversion Notice delivered by the Maker pursuant to Section 2), in accordance with the following schedule:

a) Interest accrued during the period beginning on and including the Effective Date through and including December 31, 2023 shall be due and payable in three (3) equal tranches on (1) January 31, 2024, (2) February 29, 2024 and (3) April 1, 2024;

b) Interest accrued during the period beginning on and including January 1, 2024 and thereafter shall be due and payable monthly, in arrears, on the first day of each month beginning on and including February 1, 2024, for interest accrued through the last day of the prior month; and

c) The entire outstanding principal amount of this Note shall be due and payable in full (i) on the Maturity Date, together with any outstanding interest accrued as of the Maturity Date or (ii) on such earlier date as the principal amount under this Note becomes due and payable or is converted in accordance with the terms hereof, together with any outstanding interest accrued as of such earlier date.

Upon the occurrence and during the continuance of a Triggering Event (as defined herein), the Maker shall pay default interest in cash to the Payee on the aggregate unconverted and then outstanding principal amount of this Note at an interest rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted by applicable law (the “Default Interest”) which shall accrue daily from the date of the occurrence and during the continuance of such Triggering Event hereunder through and including the date of actual payment in full; provided, for the avoidance of doubt, any Default Interest payable hereunder shall be due in addition to, and not in substitution of, any Regular Interest due and payable hereunder.

All payments on this Note under this Section 1 will be applied to accrued and unpaid interest and thereafter to outstanding principal. All amounts payable hereunder will be payable in lawful money of the United States of America, delivered in immediately available funds via wire transfer in accordance with such instructions as the Payee shall designate to the Maker in writing. Whenever any payment hereunder shall be stated to be due on a day other than a Trading Day, such payment will be made on the next succeeding Trading Day, and such extension of time will in such case be included in the computation of payment of interest.

2. Conversion of Principal and Interest. Subject to the terms and conditions hereof, the Payee, at its sole option, may deliver to the Maker a notice in the form attached hereto as Exhibit A (a “Conversion Notice”) and an updated Loan Schedule, at any time and from time to time after the date hereof and prior to the payment of the principal amount and all accrued Regular Interest thereon (the date of the delivery of a Conversion Notice, a “Conversion Date”), to convert all or any portion of the outstanding principal amount of this Note plus accrued and unpaid Regular Interest thereon, for a number of Shares equal to the quotient obtained by dividing the dollar amount of such outstanding principal amount of this Note plus the accrued and unpaid interest thereon being converted by the Conversion Price (as defined in Section 20 hereof). Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus all accrued and unpaid Regular Interest thereunder in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Notice and the Loan Schedule.

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3. Certain Conversion Limitations.

a) The Payee may not convert an outstanding principal amount of this Note or accrued and unpaid Regular Interest thereon to the extent such conversion would result in the Payee, together with any Affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act (as defined in Section 20 hereof) and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock. Since the Payee will not be obligated to report to the Maker the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of Shares in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Payee or an Affiliate thereof, the Payee shall have the authority and obligation to determine whether and the extent to which the restriction contained in this Section will limit any particular conversion hereunder. The provisions of this Section may be waived by Payee upon not less than 61 days’ prior notice to the Maker.

b) To the extent the conversion of any outstanding principal amount of this Note and/or accrued and unpaid Regular Interest thereon would require the Maker to receive the approval of Maker’s stockholders pursuant to Nasdaq Listing Rules, the Payee may not convert such outstanding principal amount of this Note or accrued and unpaid Regular Interest thereon until such approval has been received by Maker.

c) The Payee may not convert any outstanding principal amount of this Note or accrued and unpaid Regular Interest thereon to the extent such conversion would require the Maker to issue shares of Common Stock in excess of the Maker’s then sufficient authorized and unissued shares of Common Stock.

4. Deliveries.

a) Not later than two (2) Trading Days (as defined in Section 20 hereof) after any Conversion Date; provided that a conversion notice on any such date is received prior to 12 p.m. EST and for notices received after 12 p.m. EST, then on the third Trading Day (the “Delivery Date”), the Maker will (i) cause the Shares to be transmitted by the Maker’s transfer agent (the “Transfer Agent”) to the Payee by crediting the account of the Payee’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Maker is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Shares to or resale of the Shares by the Payee or (B) the Shares are eligible for resale by the Payee pursuant to Rule 144, and otherwise deliver to the Payee a certificate or certificates representing the number of Shares (or Conversion Securities) being acquired upon the conversion of the principal amount of this Note and any Regular Interest accrued thereunder being converted pursuant to the Conversion Notice (subject to the limitations set forth in Section 3 hereof), and (ii) deliver to the Payee an endorsement by the Maker of the Loan Schedule acknowledging the remaining outstanding principal amount of this Note plus all accrued and unpaid Regular Interest thereon not converted (an “Endorsement”). The Maker’s delivery to the Payee of stocks certificates or the Transfer Agent’s crediting the Payee’s balance account through DWAC in accordance with clause (i) above shall be Maker’s conclusive endorsement of the remaining outstanding principal amount of this Note plus all accrued and unpaid Regular Interest thereon not converted as set forth in the Loan Schedule. If the Maker fails for any reason to deliver to the Payee the Shares subject to a Conversion Notice by the Delivery Date, the Maker shall pay to the Payee, in cash, as liquidated damages and not as a penalty, for each $1,000 of Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Conversion Notice), $5 per Trading Day (increasing to $10 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Delivery Date until such Shares are delivered or the Payee rescinds such conversion.

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b) In addition to any other rights available to the Payee, if the Maker fails to transmit to the Payee the Shares in accordance with the provisions of Section 4(a) above pursuant to conversion on or before the Delivery Date, and if after such date the Payee is required by its broker to purchase (in an open market transaction or otherwise) or the Payee’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Payee of the Shares which the Payee anticipated receiving upon such exercise (a “Buy-In”), then the Maker shall (A) pay in cash to the Payee the amount, if any, by which (x) the Payee’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Shares that the Maker was required to deliver to the Payee in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Payee, either reinstate the portion of the Note and equivalent number of Shares for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Payee the number of shares of Common Stock that would have been issued had the Maker timely complied with its exercise and delivery obligations hereunder. For example, if the Payee purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Maker shall be required to pay the Payee $1,000. The Payee shall provide the Maker written notice indicating the amounts payable to the Payee in respect of the Buy-In and, upon request of the Maker, evidence of the amount of such loss. Nothing herein shall limit a Payee’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker’s failure to timely deliver shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

c) Assuming (i) the Payee is not an Affiliate of the Maker, and (ii) all of the applicable conditions of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) with respect to Payee and the Shares are met, the Maker agrees that it will use its commercially reasonable efforts to cause the removal of the legend from the Shares (including by delivering an opinion of Maker’s counsel to the Maker’s transfer agent at its own expense to ensure the foregoing), and the Maker agrees that the Payee is under no obligation to sell the Shares issuable upon the conversion of the Note prior to removing the legend.

5. Voluntary Prepayment. The Maker shall have the right to prepay this Note at any time in whole or in part (“Optional Redemption”), by paying to the Payee a sum of money equal to one hundred percent (100%) of the principal amount to be redeemed, together with accrued but unpaid interest thereon (including any Regular Interest and any Default Interest), a prepayment fee equal to five percent (5%) of the principal amount to be prepaid, and any and all other sums due, accrued or payable to the Payee arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”). Maker’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date shall be ten (10) Trading Days after the date of the Notice of Redemption (the “Redemption Period”). A Notice of Redemption shall not be effective with respect to any portion of the Principal Amount for which the Payee has a pending election to convert, or for conversions initiated or made by the Payee during the Redemption Period. On the Redemption Payment Date, the Redemption Amount, less any portion of the Redemption Amount against which the Payee has exercised its conversion rights, shall be paid in good funds to the Payee. If the Maker fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Notice of Redemption will be null and void.

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6. Certain Adjustments.

a) The Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(i) Merger, Sale of Assets, etc. If the Maker at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, this Note, as to the unpaid principal portion thereof and accrued Regular Interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion right immediately prior to such consolidation, merger, sale, or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale, or conveyance.

(ii) Reclassification, etc. If the Maker at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued Regular Interest thereon, shall thereafter be deemed to evidence the right to convert into an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(iii) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(iv) Subsequent Equity Sales. If, at any time while this Note is outstanding, the Maker sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock (other than Excluded Securities) entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to such lower Dilutive Issuance price. Such adjustment shall be made whenever such Common Stock or Convertible Securities are issued. The Maker shall notify the Payee in writing, no later than the first Trading Day following the issuance of any Common Stock subject to this Section 6(a)(iv), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Maker provides a Dilutive Issuance Notice pursuant to this Section 6(a)(iv), upon the occurrence of any Dilutive Issuance, the Payee is entitled to receive a number of Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Payee accurately refers to the Base Conversion Price in the Notice of Conversion. Notwithstanding anything express or implied in the foregoing provisions of this Section 6(a)(iv) to the contrary, no adjustments shall be made, paid or issued under this Section 6(a)(iv) at any time in respect of any Excluded Securities, and the provisions of this Section 6(a)(iv) that are applicable to a Dilutive Issuance shall not be applicable to any Excluded Securities.

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a) No adjustments in the Conversion Price shall be required if such adjustment is less than $0.0001, provided that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

b) Whenever the Conversion Price is adjusted pursuant to any provision of this Section 6, the Maker shall promptly mail to the Payee a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiting such adjustment.

c) If (A) the Maker shall declare a dividend (or any other distribution) on the Common Stock; (B) the Maker shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Maker shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Maker shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Maker is a party, any sale or transfer of all or substantially all of the assets of the Maker, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Maker shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Maker; then, in each case, the Maker shall cause to be filed at each office or agency maintained for the purpose of conversion of any portion of the principal amount and Regular Interest outstanding under this Note, and shall cause to be mailed to the Payee at its last address as it shall appear upon the stock books of the Maker, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

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d) In case of any (1) merger or consolidation of the Maker with or into another Person that would constitute a Change of Control Transaction (as defined in Section 20 hereof), or (2) sale, directly or indirectly, by the Maker of more than one-half of the assets of the Maker (on an as valued basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Maker or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Maker or another Person: then the Payee shall have the right to (A) convert the then aggregate amount of principal and Regular Interest outstanding under this Note into the shares of stock and other securities, cash, and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Payee shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate amount of principal and Regular Interest outstanding under this Note could have been converted immediately prior to such merger, consolidation or sale would have been entitled, (B) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debt with aggregate principal amount equal to the then aggregate amount of principal outstanding under this Note, plus all accrued and unpaid interest (including Regular Interest and Default Interest) and other amounts owing thereon, which convertible debt shall have terms identical (including with respect to conversion) to the terms of this Note and shall be entitled to all of the rights and privileges of the Payee as set forth herein and the agreements pursuant to which this Note was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debt, shall have the right to convert such debt only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation, or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange the then outstanding aggregate amount of principal and Regular Interest under this Note for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Payee shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock into which the then outstanding aggregate amount of principal and Regular Interest under this Note could have been converted (taking into account all then accrued and unpaid dividends) immediately prior to such tender or exchange. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as to continue to give the Payee the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

e) The Maker covenants that it will reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the outstanding aggregate amount of principal and interest under this Note as herein provided, upon the conversion of the outstanding amount of principal and Regular Interest under this Note. The Maker covenants that all shares of Common Stock that shall be issuable pursuant to the terms thereof shall be, upon issuance, duly authorized, validly issued and fully paid, and nonassessable.

f) Upon a conversion hereunder the Maker shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Maker elects not, or is unable, to make such a cash payment, the Payee shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

g) The issuance of certificates for shares of the Common Stock on conversion of the principal amount and Regular Interest outstanding under this Note shall be made without charge to the Payee for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate.

7. Negative Covenants. Without the prior written consent of the Requisite Holders, the Maker shall not and shall not permit any of its Subsidiaries to:

a) create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness other than Indebtedness under this Note and any other Notes (as defined in the Purchase Agreement), except that:

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(i) the Maker shall be permitted to incur and be liable for Indebtedness owing by the Maker to (1) Aegis Security Insurance Company (“Aegis”) under that certain Amended and Restated Secured Promissory Note dated as of September 29, 2023 issued to Aegis by the Maker in the original principal amount of $2,638,291 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Note”), which Aegis Note amended and restated that certain Secured Promissory Note in the original principal amount of $4,500,000 that was originally issued to Aegis on October 6, 2022 pursuant to that certain Note Purchase Agreement by and among the Maker, Craft Canning + Bottling, LLC, an Oregon limited liability company and wholly-owned Subsidiary of the Maker (“Craft Canning”) and Aegis dated as of October 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Note Purchase Agreement”) (the Indebtedness permitted pursuant to this subclause (i), the “Aegis Indebtedness”), provided that any such Aegis Indebtedness is and shall be at all times pari passu with the Notes in the manner and to the extent set forth in that certain Intercreditor Agreement dated as of the date hereof, by and among the Maker, Craft Canning, the Payee, Bigger Capital Fund, LP and Aegis (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); provided, for the avoidance of doubt, that (x) the aggregate principal amount of Aegis Indebtedness that the Maker shall be permitted to incur and remain liable for pursuant to this clause (i) shall not exceed $2,638,291, and (y) the allowance for Aegis-LD Indebtedness provided by this clause (i) applies solely to permit Indebtedness issued by the Maker to Aegis under the Aegis Note, subject to the terms of the Intercreditor Agreement, and does not permit the issuance by Maker of Indebtedness to any Person other than Aegis;

(ii) the Maker shall be permitted to incur and remain liable for Indebtedness owing under (1) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $4,267,013 by and between the Maker as maker and the Holder as holder, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $243,467 by and between the Maker as maker and the Holder as holder, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $2,844,675 by and between the Maker as maker and Bigger Capital Fund, LP as holder, and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $162,312 by and between the Maker as maker and Bigger Capital Fund, LP as holder; and

(iii) the Maker shall be permitted to incur unsecured Indebtedness that is subordinate and junior in right and priority of payment to the Notes.

b) create, incur, assume or suffer to exist any lien or other encumbrance of any nature whatsoever, on any of the Collateral (as defined in the Security Agreement) whether now or hereafter owned, other than (i) liens in favor of the Secured Parties (as defined in the Security Agreement) granted pursuant to the Security Agreement or (ii) Permitted Liens;

c) pay any principal or other amount on any Indebtedness that is contractually subordinated to or pari passu with this Note pursuant to any subordination agreement or intercreditor agreement to which the Maker is a party (including without limitation, the Intercreditor Agreement) in violation of such subordination or intercreditor agreement, as applicable, or optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Subsidiary or Affiliate of the Maker;

d) sell, transfer, pledge, hypothecate, liquidate or otherwise dispose of all or substantially all of the equity securities of the Maker, in one or more transactions, or enter into any agreement to do so, other than in connection with an Aegis-Obligor Fundamental Transaction (as defined in the Intercreditor Agreement).

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8. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder under this Note or under applicable law), exercisable by the Payee or the Agent in accordance with the Intercreditor Agreement, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest (including Regular Interest and Default Interest) thereon in cash. Such prepayment shall be due and payable within ten (10) Trading Days of the date on which the notice for the payment therefor is provided by the Payee or the Agent. Any prepayment of this Note pursuant to this Section shall be applied (i) first, to pay interest (including Regular Interest and Default Interest) and any fees due and payable in respect of this Note until paid in full, (ii) second, to pay the outstanding principal amount of this Note until paid in full, and (iii) lastly, to pay any other outstanding obligations of the Maker under this Note.

As used herein, the term “Agent” shall have the meaning given to such term in the Intercreditor Agreement.

As used herein, the term “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule, or regulation of any administrative or governmental body):

(i) any default in the payment of the principal or interest (including Regular Interest and Default Interest) on or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date, the Maturity Date, by acceleration or otherwise);

(ii) a Securities and Exchange Commission or judicial stop trade order or trading suspension by the Nasdaq Capital Market with respect to the Common Stock that lasts for five or more consecutive Trading Days;

(iii) the Maker shall commence or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any Subsidiary thereof or there is commenced against the Maker or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any Subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any Subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any Subsidiary thereof for the purpose of effecting any of the foregoing;

(iv) the Maker shall consummate any sale of all or any portion of the Spirits Business in a transaction that does not constitute a sale in the ordinary course of the Maker’s business or a “Permitted Sale” under and as defined in the Intercreditor Agreement;

(v) the Maker breaches any representation or warranty in any material respect, or shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of (x) this Note, (y) the Purchase Agreement, or (z) the Security Agreement, and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within thirty (30) days after the date on which notice of such failure or breach shall have been given to the Company by the Payee; or

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(vi) any Aegis Note Document Default (as such term is defined in the Intercreditor Agreement) shall have occurred.

9. Mandatory Prepayment upon Permitted Sales of the Spirits Business. Without limiting any other rights of the Payee or any other obligations of the Maker under this Note or under any other Transaction Document, the Maker and/or Craft Canning shall be permitted to sell all or any portion of the Spirits Business provided that any such sale of all or any portion of the Spirits Business, as applicable, constitutes a “Permitted Sale” under and as defined in the Intercreditor Agreement; provided further, for the avoidance of doubt, that the consummation of any sale of all or any portion of the Spirits Business that does not constitute a sale in the ordinary course of the Maker’s business or a “Permitted Sale” under and as defined in the Intercreditor Agreement shall constitute a Triggering Event. As used herein, the term “Spirits Business” shall have the meaning given to such term in the Intercreditor Agreement.

10. No Waiver of Payee’s Rights, etc. All payments of principal and interest (including Regular Interest and Default Interest) on this Note shall be made without setoff, deduction, or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

11. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the Payee and the Maker.

12. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder (including Regular Interest and Default Interest) shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

13. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys’ fees and expenses incurred by the Payee in pursuing collection of this Note.

14. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns; provided, the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Payee (which consent shall be in the sole and absolute discretion of the Payee). The term “Payee” as used herein, shall also include any endorsee, assignee or other holder of this Note.

15. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

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16. Secured Obligation. The obligations of the Maker under this Note are secured by those certain assets of the Maker designated as “Collateral” as defined and under that certain Security Agreement dated as of April 19, 2021 (as amended and restated pursuant to that certain Amended and Security Agreement dated as of September 29, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among the Maker and the Secured Parties (as defined therein and including the Payee).

17. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

18. Specific Enforcement, Consent to Jurisdiction. The Maker and the Payee acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note or the Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof and of the Purchase Agreement, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 17 hereof, each of the Maker and the Payee hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

19. Reaffirmation of Transaction Documents; No Novation. Notwithstanding anything to the contrary set forth herein, the Maker, debtor, maker, obligor, grantor, pledgor, assignor, or in other any other similar capacity in which the Maker grants liens or security interests in its property, as the case may be under the Transaction Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Transaction Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Maker granted liens on or security interests in any of its property pursuant to any such Transaction Documents as security for the Obligations, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Obligor hereby consents to the execution of this Note and acknowledges that each of the Transaction Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Note shall not serve to effect a novation of any of the Obligations.

20. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Accounts”, “Equipment” and “Inventory”, shall have the meanings assigned to them under the UCC.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

11

“Change of Control Transaction” means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 33% of the voting securities of the Maker, (ii) a replacement of more than one-half of the members of the Maker’s board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Maker with or into another entity, the direct or indirect consolidation or sale of all or substantially all of the assets of the Maker in one or a series of related transactions, unless following such transaction, the holders of the Maker’s securities continue to hold at least 66% of such securities following such transaction or (iv) the execution by the Maker of an agreement to which the Maker is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

“Conversion Price” shall be $3.05 per share, subject to adjustment as provided herein.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Securities” means (i) securities issuable upon conversion of any of the notes or upon exercise of the warrants issued pursuant to the Purchase Agreement; (ii) securities issued upon the conversion or exercise of any Option or Convertible Security which is outstanding as of the first Closing Date (as defined in the Purchase Agreement) to occur; (iii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock approved by Maker’s stockholders; (iv) Common Stock issued as dividends on the Corporation’s outstanding Series B Preferred Stock; (v) reserved; (vi) Common Stock, Options, or Convertible Securities issued to banks, equipment lessors or other financial institutions pursuant to a debt financing or equipment leasing approved by the board of directors of the Maker; (vii) shares of Common Stock, Options, or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the board of directors of the Maker, (viii) shares of Common Stock, Options, or Convertible Securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Maker by merger, purchase of substantially all of the assets or other reorganization, each as approved by the board of directors of the Maker and the stockholders of the Maker; (xi) shares of Common Stock, Options, or Convertible Securities issued pursuant to that certain Asset Purchase Agreement between Maker and Intersect Beverage, LLC dated as of September 12, 2019; (x) securities issuable pursuant to that certain Amendment Agreement dated as of October 13, 2022 by and among the Maker, the Payee and Bigger Capital Fund, LP; and (xi) up to 375,000 shares of Common Stock, issued by the Maker in an at-the-market public offering (the “ATM Shares”), provided the number of ATM Shares for purposes of this clause (xi) shall be adjusted proportionally for any stock splits and/or reverse stock splits effected by the Maker after the Effective Date.

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“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Obligations” means all of the Maker’s obligations under the Notes and the Security Agreement, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties (as defined in the Security Agreement) as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

“Options” means any rights, warrants, or options to subscribe for, purchase, or otherwise acquire shares of Common Stock or Convertible Securities.

“Per Share Market Value” means on any particular date, the closing price per share of Common Stock on such date on the Nasdaq Stock Market.

“Permitted Liens” means (a) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, provided, that the same have no priority over any of the Payee’s security interests in the Collateral (as defined in the Security Agreement) except as required pursuant to applicable law; (b) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained; (c) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Maker); (d) cash deposits or pledges of an aggregate amount not to exceed $10,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; and (e) the specific lien of Aegis on the assets of the Maker granted by the Maker to Aegis in connection with the Aegis Note, provided such lien shall be pari passu with the liens of the Secured Parties (as defined in the Security Agreement), in the manner and to the extent set forth in the Intercreditor Agreement.

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“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Purchase Agreement” means that certain Securities Purchase Agreement dated as of April 19, 2021 by and among the Maker, the Payee and the other purchasers party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Reload Offer Letter” means that certain letter agreement Re: Reload Offer of Common Stock Purchase Warrants, dated as of July 29, 2021, by and between the Maker and the Payee.

“Requisite Holders” shall have the meaning given to such term in the Purchase Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability, partnership or other organization, whether incorporated or unincorporated, of which (i) such Person or any other Subsidiary of such Person is a general partner or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership or other organization, is directly or indirectly owned or controlled by such Person, by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Trading Day” means a day on which the shares of Common Stock are traded on the Nasdaq Capital Market; provided, however, that in the event that the shares of Common Stock are not listed or quoted on the Nasdaq Capital Market, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or State of Nevada are authorized or required by law or other government action to close.

“Transaction Documents” shall have the meaning given to such term in the Purchase Agreement.

“UCC” means the Uniform Commercial Code, as currently in effect in the State of Nevada.

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IN WITNESS WHEREOF, the Maker has caused this Amended and Restated Secured Convertible Promissory Note to be duly executed and delivered as of the date first set forth above.

MAKER:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer and Chief Financial Officer

Acknowledged and agreed to as of

the date first set forth above:

PAYEE:

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

[Signature Page to Amended and Restated Secured Convertible Promissory Note

(District 2 Capital Fund LP)]

EXHIBIT A

NOTICE OF CONVERSION

Dated:

The undersigned hereby elects to convert the principal amount and interest indicated below of the attached Amended and Restated Secured Convertible Promissory Note into shares of common stock, $0.0001 par value (the “Common Stock”), of Eastside Distilling, Inc., according to the conditions hereof, as of the date written below. No fee will be charged to the holder for any conversion.

Exchange calculations:__________________________________________

Date to Effect Conversion:_______________________________________

Principal Amount and Interest of
Amended and Restated Secured

Convertible Promissory Note to be Converted:_________________________

Number of shares of Common Stock to be Issued:_______________________

Applicable Conversion Price: ___________________

Signature:

Name:

Address:

-Exhibit A-

EXHIBIT B

LOAN SCHEDULE

Amended and Restated Secured Convertible Promissory Note Issued by Eastside Distilling, Inc.

Dated: September 29, 2023

SCHEDULE
OF
CONVERSIONS AND PAYMENTS OF PRINCIPAL

Date of Conversion	Amount of Conversion	Total Amount Due Subsequent To Conversion
N/A	N/A	$199,645

1

EXHIBIT C

A&R Security Agreement

(Attached)

AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT, dated as of September 29, 2023 (this “Agreement”) is entered into by and among Eastside Distilling, Inc., a Nevada corporation (“Obligor”), and the holders of the Notes (as defined below) (collectively, the “Secured Parties”) under the Purchase Agreement (defined below).

Reference is made to that certain Security Agreement dated as of April 19, 2021 by and among Obligor and the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Security Agreement”). The Obligor and the Secured Parties have agreed to amend and restate the Existing Security Agreement, on the terms and subject to the conditions contained herein, in connection with the restructuring of the Obligor’s obligations owing the Notes.

W I T N E S S E T H

WHEREAS, Obligor and the Secured Parties are parties to that certain Securities Purchase Agreement, dated as of April 19, 2021 by and among Obligor and Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Obligor issued certain Secured Convertible Promissory Notes in the aggregate original principal amount of $3,300,000 to the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes”);

WHEREAS, the parties hereto acknowledge that the Notes, as well as the obligations under the Purchase Agreement, shall be entitled to the benefits of the security interest provided for the benefits of the holders of the Notes, all on a pari passu basis; and

WHEREAS, in order to induce the Secured Parties to purchase the Notes, the Obligor agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant to them a first priority security interest in the Collateral (as defined in Section 1 below) of the Obligor to secure the prompt payment, performance, and discharge in full of the Obligor’s obligations under the Notes (as defined below).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Unless otherwise defined herein, the following terms shall have the respective meanings given to such terms in the UCC: Accounts, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Proceeds, Supporting Obligations and Tangible Chattel Paper.

“Aegis” has the has the meaning given to such term in Section 14 hereof.

“Aegis Note” has the meaning given to such term in Section 14 hereof.

“Aegis Note Purchase Agreement” has the meaning given to such term in Section 14 hereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.).

“Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include all property of the Obligor, whether tangible or intangible, real or personal, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, and whether or not eligible for lending purposes, including: (a) all Accounts and all Goods whose sale, lease or other disposition by the Obligor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Obligor; (b) all Chattel Paper (including Electronic Chattel Paper), Instruments, Documents, and General Intangibles (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory; (d) all Goods (other than Inventory), including Equipment, Farm Products, Health-Care-Insurance Receivables, vehicles, and Fixtures; (e) all Investment Property, including, without limitation, all rights, privileges, authority, and powers of the Obligor as an owner or as a holder of pledged equity, including, without limitation, all economic rights, all control rights, authority and powers, and all status rights of the Obligor as a member, equity holder or shareholder, as applicable, of each issuer of any such Investment Property; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) all Commercial Tort Claims; (i) all Supporting Obligations; (j) any other property of the Obligor now or hereafter in the possession, custody or control of the Secured Parties or any agent of the Secured Parties, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), and (k) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including Proceeds of all insurance policies insuring the foregoing property, and all of the Obligor’s books and records relating to any of the foregoing and the Obligor business. Notwithstanding the foregoing, the “Collateral” shall not include, (i) Equipment or other property owned by the Obligor on the date hereof or hereafter acquired that is subject to a lien securing capitalized leases and purchase money indebtedness to the extent and for so long as the documentation providing for such capitalized leases and purchase money indebtedness prohibits the creation of a lien on such assets (other than to the extent that any such term or prohibition would be rendered ineffective after giving effect to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code), (ii) any United States intent-to-use trademark applications to the extent that the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Federal law, (iii) assets and property to the extent such assets and property are subject to a term or a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than the Obligor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC) or (iv) the ILOC (as defined in the Intercreditor Agreement); provided, that with respect to any such limitation described in the foregoing clauses (i) and (iii), immediately upon the ineffectiveness, lapse or termination of any such restriction, the Collateral shall include, and the Obligor shall be deemed to have granted a lien on such property for the benefit of the Secured Parties under this Agreement as if such restriction had never been in effect.

“Intercreditor Agreement” has the meaning given to such term in Section 14 hereof.

“Obligations” means all of the Obligor’s obligations under this Agreement and the Notes in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

“Obligor” shall have the meaning set forth in the preamble of this Agreement.

“Transaction Documents” shall have the meaning given to such term in the Purchase Agreement.

“UCC” means the Uniform Commercial Code, as currently in effect in the State of Nevada.

2. Grant of Security Interest. As an inducement for the Secured Parties to purchase the Notes from Obligor and to advance funds to Obligor and to secure the complete and timely payment, performance, and discharge in full, as the case may be, of all of the Obligations, Obligor hereby, unconditionally and irrevocably, pledges, grants, and hypothecates to the Secured Parties a continuing security interest in, a first lien upon, and a right of set-off against all of the Obligor’s right, title, and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3. Representations, Warranties, Covenants, and Agreements of the Obligor. Obligor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

a) Obligor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery, and performance by Obligor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Obligor and no further action is required by the Obligor.

b) Obligor represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

c) Except as set forth on Schedule 3(c), Obligor is the sole owner of the Collateral (except for non-exclusive licenses granted by Obligor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. Except as set forth on Schedule 3(c), there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license, or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. Except as set forth on Schedule 3(c), so long as this Agreement shall be in effect, the Obligor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or Obligor’s use of any Collateral violates the rights of any third parties. There has been no adverse decision to Obligor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Obligor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Obligor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator, or other governmental authority.

e) Obligor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties valid, perfected and continuing first priority liens in the Collateral.

f) The Existing Security Agreement created in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon the filing of financing statements with the jurisdictions indicated on Schedule B, attached hereto, a perfected security interest in such Collateral was created. Except for the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Obligor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Obligor or (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder.

g) Each Debtor irrevocably authorizes the Secured Parties at any time and from time to time to file in any UCC jurisdiction any initial financing statements, amendments or modifications thereto or continuations thereof that (a) indicate the Collateral (i) as all assets of the Obligor words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, in order and as necessary or appropriate (as determined by the Secured Parties in their sole discretion) to perfect the Security Interest in the Collateral granted herein.

h) The execution, delivery, and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Obligor is a party or by which the Obligor is bound. Except as set forth on Schedule 3(h), no consent (including, without limitation, from stockholders or creditors of the Obligor) is required for the Obligor to enter into and perform its obligations hereunder.

i) Obligor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. Obligor hereby agrees to defend the same against any and all persons. The Obligor shall safeguard and protect all Collateral for the account of the Secured Parties. Without limiting the generality of the foregoing, the Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Obligor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

j) Without the prior written consent of the Secured Parties, the Obligor will not (i) sell, transfer, return, or otherwise dispose of any Collateral or other assets with an aggregate value in excess of $10,000 in any calendar month other than (1) sales of Inventory in the ordinary course of business, (2) any sale, disposition, or transfer of obsolete, worn-out or unneeded Equipment, and/or (3) to the extent specifically permitted to sell such Collateral in accordance with Section 10 of the Notes; or (ii) create, incur, assume or suffer to exist any lien or other encumbrance of any nature whatsoever, on any of the Collateral whether now or hereafter owned, other than (1) in favor of the Secured Parties to secure the Obligations, and (2) Permitted Liens (as defined in the Notes).

k) Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly in writing, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ Security Interest therein.

l) Obligor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements, or other instruments, documents, certificates, and assurances and take such further action as the Secured Parties may from time to time request and may in its sole discretion deem necessary to perfect, protect, or enforce its Security Interest in the Collateral.

m) Obligor shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

n) Obligor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action, and accounts receivable in respect of the Collateral.

o) Obligor shall promptly notify the Secured Parties in writing and in sufficient detail upon becoming aware of any attachment, garnishment, execution, or other legal process levied against any Collateral and of any other information received by the Obligor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

p) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4. Defaults. The following events shall be “Events of Default”:

a) The occurrence of a Triggering Event (as defined in the Notes) under the Notes;

b) Any representation or warranty of the Obligor in this Agreement shall prove to have been incorrect in any material respect when made; and

c) The failure by Obligor to observe or perform any of its obligations hereunder or the Notes, for five (5) days after receipt by Obligor of notice of such failure from the Secured Parties.

5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, Obligor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance, or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties, and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

6. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Parties shall have the following rights and powers:

a) The Secured Parties shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Obligor shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Obligor’s premises or elsewhere, and make available to the Secured Parties, without rent, all of the Obligor’s respective premises and facilities for the purpose of the Secured Parties taking possession of, removing, or putting the Collateral in saleable or disposable form.

b) The Secured Parties shall have the right to operate the business of the Obligor using the Collateral and shall have the right to assign, sell, lease, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligor or right of redemption of the Obligor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligor, which are hereby waived and released.

7. Applications of Proceeds. The proceeds of any such sale, lease, or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Obligor any surplus proceeds. If, upon the sale, license, or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Obligor will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum or such lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Obligor waives all claims, damages, and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

8. Costs and Expenses. The Obligor agrees to pay all out-of-pocket fees, costs, and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases, and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Obligor shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil, or otherwise affect the Collateral or the Security Interest therein. The Obligor will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

9. Responsibility for Collateral. Obligor assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligor hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage, or theft of any of the Collateral or its unavailability for any reason.

10. Security Interest Absolute. All rights of the Secured Parties and all Obligations of the Obligor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of this Agreement, the Notes, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof, (b) any change in the time, manner, or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, the Transaction Documents, or any other agreement entered into in connection with the foregoing, (c) any exchange, release, or nonperfection, of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations, (d) any action by the Secured Parties to obtain, adjust, settle, and cancel in their sole discretion any insurance claims or matters made or arising in connection with the Collateral, or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment, and demand for performance. If any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any parties other than the Secured Parties, then, in any such event, the Obligor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Obligor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Obligor waives any defense arising by reason of the application of the statute of limitations to any Obligation secured hereby.

11. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Obligor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12. Power of Attorney; Further Assurances.

a) The Obligor authorizes each of the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Obligor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Obligor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of such Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle, and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of such Secured Party, and at the Obligor’s expense, at any time, or from time to time, all acts and things which such Secured Party deems necessary to protect, preserve, and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Notes, and the Transaction Documents all as fully and effectually as the Obligor might or could do; and the Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

b) On a continuing basis, Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a security interest in all the Collateral.

c) Obligor hereby irrevocably appoints each of the Secured Parties as its attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor, from time to time in such Secured Party’s discretion, to take any action and to execute any instrument which such Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Obligor where permitted by law.

13. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) upon transmission if sent by electronic mail, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to Obligor:	Eastside Distilling, Inc.
2321 NE Argyle Street, Unit D
Portland, Oregon 97211
Attention: Geoffrey Gwin
Email: ggwin@eastsidedistilling.com

If to Secured Parties:	At the address set forth opposite their name on the signature page

14. Intercreditor Agreement. Notwithstanding anything set forth in this Agreement to the contrary, the parties expressly acknowledge and agree that (i) the Notes and the Obligations are subject to that certain Intercreditor Agreement dated as of September 29, 2023, by and among the Obligor, Craft Canning + Bottling, LLC, an Oregon limited liability company and wholly-owned subsidiary of the Obligor (“Craft Canning”), the Secured Parties, Aegis Security Insurance Company (“Aegis”) (the “Intercreditor Agreement”), which Intercreditor Agreement sets forth the relative priorities of the Obligations with the indebtedness owing by the Obligor (1) to Aegis under that certain Amended and Restated Secured Promissory Note in the original principal amount of $2,638,291 dated as of September 29, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Note”), which Aegis Note amended and restated that certain Secured Promissory Note dated October 6, 2022 in the original principal amount of $4,500,000 originally issued by the Obligor to Aegis pursuant to that certain Note Purchase Agreement dated as of October 6, 2022 by and among the Obligor, Craft Canning, and Aegis (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Aegis Note Purchase Agreement”), and (2) pursuant to any other Aegis Note Documents (as defined in the Intercreditor Agreement) and (ii) the Security Interest is pari passu with the lien on the assets of the Obligor granted to Aegis securing the obligations of the Obligor under and in connection with the Aegis Note, Aegis Note Purchase Agreement, and any other Aegis Note Documents (as defined in the Intercreditor Agreement), subject to the terms and conditions of the Intercreditor Agreement.

15. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement, or property of any other person, firm, corporation, or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

16. Miscellaneous.

a) No course of dealing between the Obligor and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power, or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings, and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

d) If any provision of this Agreement is held to be invalid, prohibited, or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited, or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition, or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the parties giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

f) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and its successors and assigns.

g) Each of the parties hereto shall take such further action and execute and deliver such further documents as may be necessary or appropriate to carry out the provisions and purposes of this Agreement.

h) This Agreement shall be construed in accordance with the laws of the State of Nevada except to the extent the validity, perfection, or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of Nevada in which case such law shall govern. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any Nevada State or United States Federal court over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Nevada State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other inner provided by law. The parties hereto further waive any objection to venue in the State of Nevada and any objection to an action or proceeding in the State of Nevada, on the basis of forum non conveniens.

i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement in the event that any signature is delivered by electronic mail transmission, such signature shall create a valid binding obligation of the parties executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic signature were the original thereof.

17. Reaffirmation of Transaction Documents; No Novation. Notwithstanding anything to the contrary set forth herein, the Obligor, as debtor, maker, obligor, grantor, pledgor, assignor, or in other any other similar capacity in which the Obligor grants liens or security interests in its property, as the case may be under the Transaction Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Transaction Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Obligor granted liens on or security interests in any of its property pursuant to any such Transaction Documents (including pursuant to the Existing Security Agreement) as security for the Obligations, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Obligor hereby consents to the execution of this Agreement and acknowledges that each of the Transaction Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Agreement shall not serve to effect a novation of any of the Obligations.

************

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

SECURED PARTIES:

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

Address:

11700 W Charleston Blvd 170-659
Las Vegas, NV 89135
Email: biggercapital@gmail.com

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

Address:

14 Wall Street, 2nd Floor
Huntington, NY 11743
Email: michael@district2capital.com

[Signature Page to Amended and Restated Security Agreement]

SCHEDULE A

Principal Place of Business of the Obligor:

2321 NE Argyle Street, Unit D, Portland, Oregon 97211

Locations Where Collateral is Located or Stored:

Inventory Warehouse Name, Address

Big River, 802 Royal Avenue, Memphis, TN

Castle & Key, 4445 McCracken Pike, Frankfort, KY

Middle West Spirits, 470 E Starr Avenue, Columbus, OH

Old Line Spirits, 4201 E Pratt Street Baltimore, MD

OZ Tyler, 10 Distillery Road, Owensboro, KY

MGPI of Indiana, 652 Shipping Street, Lawrenceburg, IN

SCHEDULE B

Jurisdictions:

Nevada

Schedule 3(c)

1.	The Collateral is secured by a lien in favor of Aegis granted by the Obligor to Aegis (the “Aegis Lien”). The relative priorities of the Security Interest of the Secured Parties in the Collateral and the Aegis Lien are as set forth in the Intercreditor Agreement.

Schedule 3(h)

1.	The consent of Aegis, which consent has been granted pursuant to the Intercreditor Agreement, subject to the terms and conditions of the Intercreditor Agreement.

Exhibit D

A&R Bigger Warrant

(Attached)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant No. 2021-005

AMENDED AND RESTATED WARRANT

EASTSIDE DISTILLING, INC.

Warrant Shares: 22,500	Initial Exercise Date: September 29, 2023

THIS WARRANT (the “Warrant”) certifies that, for value received, Bigger Capital Fund, LP or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after Initial Exercise Date (as defined herein) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Eastside Distilling, Inc., a Nevada corporation (the “Company”), up to 22,500 shares of Common Stock (“Warrant Shares”) having an expiration date of June 23, 2028. The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Reference is made to that certain Warrant No. 2021-005 dated as of July 29, 2021 issued by the Company in favor of the Holder (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Warrant”) pursuant to the Warrant Exercise Inducement Letters (as defined below). The terms and issuance of the Existing Warrant were approved by the Company’s stockholders on June 23, 2022 at the Company’s 2022 Annual Meeting of Stockholders. The Company and the Holder have agreed to amend and restate the Existing Warrant, on the terms and subject to the conditions contained herein, in order to, among other things, (a) extend the exercise period of the Existing Warrant, and (b) adjust the exercise price of the Existing Warrant and the number of shares of Common Stock issuable hereunder to reflect the effect of the 1-for -20 reverse stock split of the Common Stock effected by the Company on May 12, 2023, and the effect of the application of the anti-dilution provisions of the Existing Warrant for any events occurring on or prior to the Initial Exercise Date, including without limitation, the consummation of the transactions described in that certain Debt Satisfaction Agreement dated as of September 29, 2023 by and among the Company, the Holder, District 2 Capital Fund LP, Aegis Security Insurance Company, LD Investments, LLC, a California limited liability company, and TQLA, LLC, a California limited liability company (the “Debt Satisfaction Agreement”).

This Warrant amends, restates and supersedes in its entirety the Existing Warrant. The Company and the Holder hereby confirm and agree that upon execution and delivery of this Warrant, the Existing Warrant shall have no further force or effect.

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement, dated April 19, 2021, among the Company and the purchasers signatory thereto (as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, the “Purchase Agreement”).

For purposes of this Warrant, the following terms shall have the following meanings:

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Excluded Securities” means (i) securities issuable upon conversion of any of the notes or upon exercise of the warrants issued pursuant to the Purchase Agreement; (ii) securities issued upon the conversion or exercise of any Option or Convertible Security which is outstanding as of the first Closing Date (as defined in the Purchase Agreement) to occur; (iii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock approved by the Company’s stockholders; (iv) reserved, (v) Common Stock, Options, or Convertible Securities issued to banks, equipment lessors or other financial institutions pursuant to a debt financing or equipment leasing approved by the board of directors of the Company, (vi) shares of Common Stock, Options, or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the board of directors of the Company, (vii) shares of Common Stock, Options, or Convertible Securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, each as approved by the board of directors of the Company and the stockholders of the Company, and (viii) shares of Common Stock, Options, or Convertible Securities issued pursuant to that certain Asset Purchase Agreement between the Company and Intersect Beverage, LLC dated as of September 12, 2019.

“Initial Exercise Date” shall mean September 29, 2023.

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“Options” means any rights, warrants, or options to subscribe for, purchase, or otherwise acquire shares of Common Stock or Convertible Securities.

“Trading Day” means a day on which the shares of Common Stock are traded on the Trading Market; provided, however, that in the event that the shares of Common Stock are not listed or quoted on the Trading Market, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or State of Nevada are authorized or required by law or other government action to close.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTC Markets QB Tier (or any successors to any of the foregoing).

“VWAP” means, for any date, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (“Bloomberg”) (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).

“Warrant Exercise Inducement Letters” means, collectively, (i) that certain letter agreement dated July 29, 2021, by and between the Company and the Holder, and (ii) that certain letter agreement dated July 29, 2021, by and between the Company and District 2 Capital Fund LP.

2. Exercise.

a) Exercise of Warrants. Exercise of the purchase rights for Warrant Shares represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed Notice of Exercise in the form annexed hereto as Exhibit A (which may be delivered in a .PDF format via electronic mail pursuant to the notice provisions set forth in the Purchase Agreement). Within two (2) Trading Days of the date said Notice of Exercise is delivered to the Company (or within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company if the Notice of Exercise is received after 12 p.m. EST on such day), the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, unless such exercise is made pursuant to the cashless exercise procedure specified in Section 2(c) below (if available). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. The Company shall be entitled to conclusively assume the genuineness of any signature on any Notice of Exercise delivered to the Company pursuant to this Section 2(a), the legal capacity and competency of all natural persons signing any Notice of Exercise so delivered, the authenticity of any Notice of Exercise so delivered, the conformity to an authentic original of any Notice of Exercise so delivered as certified, authenticated, conformed, photostatic, facsimile, or electronic and the authenticity of the original of such Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases, and the Company shall be entitled to conclusively assume that its records of the number of Warrant Shares purchased and the date of such purchases are accurate, absent actual notice to the contrary. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b) Exercise Price. The exercise price per Warrant Share under this Warrant shall be $33.08, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at any time after the six month anniversary of the date of the Purchase Agreement, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof, or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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A Notice of Exercise pursuant to this Section 2(c) shall include, as an exhibit, one of the following, as applicable: (i) the VWAP on the Trading Day immediately preceding the date of such Notice of Exercise; (ii) the VWAP on the date of such Notice of Exercise; or (iii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise.

Assuming (i) the Holder is not an Affiliate of the Company, and (ii) all of the applicable conditions of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) with respect to Holder and the Warrant Shares are met in the case of such a cashless exercise, the Company agrees that the Company will use its best efforts to cause the removal of the legend from such Warrant Shares (including by delivering an opinion of the Company’s counsel to the Company’s transfer agent at its own expense to ensure the foregoing), and the Company agrees that the Holder is under no obligation to sell the Warrant Shares issuable upon the exercise of the Warrant prior to removing the legend. The Company expressly acknowledges that Rule 144(d)(3)(ii), as currently in effect, provides that Warrant Shares issued solely upon a cashless exercise shall be deemed to have been acquired at the same time as the Warrant. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the later of (A) the delivery to the Company of the Notice of Exercise provided that such Notice of Exercise is received by 12 p.m. EST and three (3) Trading Days for any Notice of Exercise received after 12 p.m. EST, and (B) the Company’s receipt of payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, unless such exercise is made pursuant to the cashless exercise procedure specified in Section 2(c) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such Warrant Shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $5 per Trading Day (increasing to $10 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable.

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(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Holder fails to make payment of the aggregate Exercise Price of the Warrant Shares pursuant to a Notice of Exercise within two (2) Trading Days of the date said Notice of Exercise is delivered to the Company (or within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company if the Notice of Exercise is received after 12 p.m. EST on such day) by wire transfer or cashier’s check drawn on a United States bank, then the Company will have the right to rescind such exercise, unless such exercise is made pursuant to the cashless exercise procedure specified in Section 2(c). If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes, and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all fees charged by the Transfer Agent, including any fees assessed to the Transfer Agent by Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day processing of any Notice of Exercise and for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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e) Holder’s Exercise Limitations.

(i) The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 2(e), the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder (which, for clarity, includes electronic mail), the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(ii) To the extent the exercise of any portion of this Warrant require the Company to receive the approval of the Company’s stockholders pursuant to Nasdaq Listing Rules, the Company shall not effect such exercise of this Warrant, and a Holder shall not have the right to exercise any such portion of this Warrant, pursuant to Section 2 or otherwise, until such approval has been received by the Company.

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3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Warrant is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock (other than Excluded Securities) (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) entitling any Person to acquire shares of Common Stock (“Additional Shares of Common Stock”) for a consideration per share (the “Base Share Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

EP2 = EP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

○	“EP2” shall mean the Exercise Price in effect immediately after such Dilutive Issuance;

○	“EP1” shall mean the Exercise Price in effect immediately prior to such Dilutive Issuance;

○	“A” shall mean the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options (including this Warrant) outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue;

○	“B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to EP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by EP1); and

○	“C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

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Notwithstanding anything express or implied in the foregoing provisions of this Section 3(b) to the contrary, no adjustments shall be made, paid or issued under this Section 3(b) at any time in respect of any Excluded Securities, and the provisions of this Section 3(b) shall not be applicable to any Excluded Securities.

c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 3(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

d) Notice. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization, or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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f) Holder’s Right of Alternative Exercise Price Following Issuance of Certain Options or Convertible Securities. In addition to, and not in limitation of, the other provisions of this Section 3, excluding any Excluded Securities if after the Closing Date, the Company in any manner issues or sells or enters into any agreement to issue or sell Options or Convertible Securities that contain terms, such as conversion rate or price adjustments, that offset, in whole or in part, declines in the market value of the Company’s Common Stock occurring prior to conversion or exchange (other than terms that adjust for share splits, share combinations, share dividends, or other Company-initiated changes in its capitalizations) (each of the formulations for such adjustments being herein referred to as, the “Variable Price”, and any such securities, “Variable Price Securities”), the Company shall provide written notice thereof via .PDF format via electronic mail pursuant to the notice provisions of the Purchase Agreement to the Holder on the date of such agreement and the issuance of such Convertible Securities or Options. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, the Holder shall have the right, but not the obligation, in its sole discretion, to substitute the Variable Price for the Exercise Price upon exercise of this Warrant by designating in the Notice of Exercise delivered upon any exercise of this Warrant that, solely for purposes of such exercise, the Holder is relying on the Variable Price rather than the Exercise Price then in effect. The Holder’s election to rely on a Variable Price for a particular exercise of this Warrant shall not obligate the Holder to rely on a Variable Price for any future exercises of this Warrant.

g) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

h) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail or deliver via electronic mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. Subject to any limitations imposed by applicable law, this Warrant may be offered for sale, sold, transferred, or assigned without the consent of the Company.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

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b) Loss, Theft, Destruction, or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, commencing on the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (the “Required Reserve Amount”). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

e) Jurisdiction. All questions concerning the construction, validity, enforcement, and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers, or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant (other than Section 2(e)) may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

m) Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

n) Headings. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

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o) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, and performance of this Warrant shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to the Company at the address set forth on its signature page to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be executed by its officer thereunto duly authorized as of September 29, 2023.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Acknowledged and agreed to as of

the date first set forth above:

HOLDER:

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

[Signature Page to Amended and Restated Warrant (Bigger Capital Fund, LP)]

EXHIBIT A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

EASTSIDE DISTILLING, INC.

The undersigned holder hereby exercises the right to purchase _______ of the shares of Common Stock (“Warrant Shares”) of Eastside Distilling, Inc., a Nevada corporation (the “Company”), evidenced by Amended and Restated Warrant No. 2021-005 (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

___________ a “Cash Exercise” with respect to _________ Warrant Shares; and/or

___________ a “Cashless Exercise” with respect to __________ Warrant Shares.

Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $__________ to the Company in accordance with the terms of the Warrant.

Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, ____________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: ____________ __,

Name of Registered Holder

By:
Name:
Title:

Tax ID:
Facsimile:
E-mail Address:

Exhibit A-1

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)
Address:	(Please Print)
Dated: ____________ __, ____
Holder’s Signature:
Holder’s Address:

Exhibit B-1

Exhibit E

A&R District 2 Warrant

(Attached)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant No. 2021-006

AMENDED AND RESTATED WARRANT

EASTSIDE DISTILLING, INC.

Warrant Shares: 22,500	Initial Exercise Date: September 29, 2023

THIS WARRANT (the “Warrant”) certifies that, for value received, District 2 Capital Fund LP or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after Initial Exercise Date (as defined herein) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Eastside Distilling, Inc., a Nevada corporation (the “Company”), up to 22,500 shares of Common Stock (“Warrant Shares”) having an expiration date of June 23, 2028. The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Reference is made to that certain Warrant No. 2021-006 dated as of July 29, 2021 issued by the Company in favor of the Holder (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Warrant”) pursuant to the Warrant Exercise Inducement Letters (as defined below). The terms and issuance of the Existing Warrant were approved by the Company’s stockholders on June 23, 2022 at the Company’s 2022 Annual Meeting of Stockholders. The Company and the Holder have agreed to amend and restate the Existing Warrant, on the terms and subject to the conditions contained herein, in order to, among other things, (a) extend the exercise period of the Existing Warrant, and (b) adjust the exercise price of the Existing Warrant and the number of shares of Common Stock issuable hereunder to reflect the effect of the 1-for -20 reverse stock split of the Common Stock effected by the Company on May 12, 2023, and the effect of the application of the anti-dilution provisions of the Existing Warrant for any events occurring on or prior to the Initial Exercise Date, including without limitation, the consummation of the transactions described in that certain Debt Satisfaction Agreement dated as of September 29, 2023 by and among the Company, the Holder, Bigger Capital Fund, LP, Aegis Security Insurance Company, LD Investments, LLC, a California limited liability company, and TQLA, LLC, a California limited liability company (the “Debt Satisfaction Agreement”).

This Warrant amends, restates and supersedes in its entirety the Existing Warrant. The Company and the Holder hereby confirm and agree that upon execution and delivery of this Warrant, the Existing Warrant shall have no further force or effect.

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement, dated April 19, 2021, among the Company and the purchasers signatory thereto (as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, the “Purchase Agreement”).

For purposes of this Warrant, the following terms shall have the following meanings:

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Excluded Securities” means (i) securities issuable upon conversion of any of the notes or upon exercise of the warrants issued pursuant to the Purchase Agreement; (ii) securities issued upon the conversion or exercise of any Option or Convertible Security which is outstanding as of the first Closing Date (as defined in the Purchase Agreement) to occur; (iii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock approved by the Company’s stockholders; (iv) reserved, (v) Common Stock, Options, or Convertible Securities issued to banks, equipment lessors or other financial institutions pursuant to a debt financing or equipment leasing approved by the board of directors of the Company, (vi) shares of Common Stock, Options, or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the board of directors of the Company, (vii) shares of Common Stock, Options, or Convertible Securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, each as approved by the board of directors of the Company and the stockholders of the Company, and (viii) shares of Common Stock, Options, or Convertible Securities issued pursuant to that certain Asset Purchase Agreement between the Company and Intersect Beverage, LLC dated as of September 12, 2019.

“Initial Exercise Date” shall mean September 29, 2023.

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“Options” means any rights, warrants, or options to subscribe for, purchase, or otherwise acquire shares of Common Stock or Convertible Securities.

“Trading Day” means a day on which the shares of Common Stock are traded on the Trading Market; provided, however, that in the event that the shares of Common Stock are not listed or quoted on the Trading Market, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or State of Nevada are authorized or required by law or other government action to close.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTC Markets QB Tier (or any successors to any of the foregoing).

“VWAP” means, for any date, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (“Bloomberg”) (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).

“Warrant Exercise Inducement Letters” means, collectively, (i) that certain letter agreement dated July 29, 2021, by and between the Company and the Holder, and (ii) that certain letter agreement dated July 29, 2021, by and between the Company and Bigger Capital Fund, LP.

2. Exercise.

a) Exercise of Warrants. Exercise of the purchase rights for Warrant Shares represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed Notice of Exercise in the form annexed hereto as Exhibit A (which may be delivered in a .PDF format via electronic mail pursuant to the notice provisions set forth in the Purchase Agreement). Within two (2) Trading Days of the date said Notice of Exercise is delivered to the Company (or within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company if the Notice of Exercise is received after 12 p.m. EST on such day), the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, unless such exercise is made pursuant to the cashless exercise procedure specified in Section 2(c) below (if available). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. The Company shall be entitled to conclusively assume the genuineness of any signature on any Notice of Exercise delivered to the Company pursuant to this Section 2(a), the legal capacity and competency of all natural persons signing any Notice of Exercise so delivered, the authenticity of any Notice of Exercise so delivered, the conformity to an authentic original of any Notice of Exercise so delivered as certified, authenticated, conformed, photostatic, facsimile, or electronic and the authenticity of the original of such Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases, and the Company shall be entitled to conclusively assume that its records of the number of Warrant Shares purchased and the date of such purchases are accurate, absent actual notice to the contrary. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b) Exercise Price. The exercise price per Warrant Share under this Warrant shall be $33.08, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at any time after the six month anniversary of the date of the Purchase Agreement, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof, or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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A Notice of Exercise pursuant to this Section 2(c) shall include, as an exhibit, one of the following, as applicable: (i) the VWAP on the Trading Day immediately preceding the date of such Notice of Exercise; (ii) the VWAP on the date of such Notice of Exercise; or (iii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise.

Assuming (i) the Holder is not an Affiliate of the Company, and (ii) all of the applicable conditions of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) with respect to Holder and the Warrant Shares are met in the case of such a cashless exercise, the Company agrees that the Company will use its best efforts to cause the removal of the legend from such Warrant Shares (including by delivering an opinion of the Company’s counsel to the Company’s transfer agent at its own expense to ensure the foregoing), and the Company agrees that the Holder is under no obligation to sell the Warrant Shares issuable upon the exercise of the Warrant prior to removing the legend. The Company expressly acknowledges that Rule 144(d)(3)(ii), as currently in effect, provides that Warrant Shares issued solely upon a cashless exercise shall be deemed to have been acquired at the same time as the Warrant. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the later of (A) the delivery to the Company of the Notice of Exercise provided that such Notice of Exercise is received by 12 p.m. EST and three (3) Trading Days for any Notice of Exercise received after 12 p.m. EST, and (B) the Company’s receipt of payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, unless such exercise is made pursuant to the cashless exercise procedure specified in Section 2(c) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such Warrant Shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $5 per Trading Day (increasing to $10 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable.

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(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Holder fails to make payment of the aggregate Exercise Price of the Warrant Shares pursuant to a Notice of Exercise within two (2) Trading Days of the date said Notice of Exercise is delivered to the Company (or within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company if the Notice of Exercise is received after 12 p.m. EST on such day) by wire transfer or cashier’s check drawn on a United States bank, then the Company will have the right to rescind such exercise, unless such exercise is made pursuant to the cashless exercise procedure specified in Section 2(c). If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes, and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all fees charged by the Transfer Agent, including any fees assessed to the Transfer Agent by Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day processing of any Notice of Exercise and for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations.

(i) The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 2(e), the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder (which, for clarity, includes electronic mail), the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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(ii) To the extent the exercise of any portion of this Warrant require the Company to receive the approval of the Company’s stockholders pursuant to Nasdaq Listing Rules, the Company shall not effect such exercise of this Warrant, and a Holder shall not have the right to exercise any such portion of this Warrant, pursuant to Section 2 or otherwise, until such approval has been received by the Company.

3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If, at any time while this Warrant is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock (other than Excluded Securities) (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) entitling any Person to acquire shares of Common Stock (“Additional Shares of Common Stock”) for a consideration per share (the “Base Share Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

EP2 = EP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

○	“EP2” shall mean the Exercise Price in effect immediately after such Dilutive Issuance;

○	“EP1” shall mean the Exercise Price in effect immediately prior to such Dilutive Issuance;

○	“A” shall mean the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options (including this Warrant) outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue;

○	“B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to EP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by EP1); and

○	“C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

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Notwithstanding anything express or implied in the foregoing provisions of this Section 3(b) to the contrary, no adjustments shall be made, paid or issued under this Section 3(b) at any time in respect of any Excluded Securities, and the provisions of this Section 3(b) shall not be applicable to any Excluded Securities.

c) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 3(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

d) Notice. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization, or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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f) Holder’s Right of Alternative Exercise Price Following Issuance of Certain Options or Convertible Securities. In addition to, and not in limitation of, the other provisions of this Section 3, excluding any Excluded Securities if after the Closing Date, the Company in any manner issues or sells or enters into any agreement to issue or sell Options or Convertible Securities that contain terms, such as conversion rate or price adjustments, that offset, in whole or in part, declines in the market value of the Company’s Common Stock occurring prior to conversion or exchange (other than terms that adjust for share splits, share combinations, share dividends, or other Company-initiated changes in its capitalizations) (each of the formulations for such adjustments being herein referred to as, the “Variable Price”, and any such securities, “Variable Price Securities”), the Company shall provide written notice thereof via .PDF format via electronic mail pursuant to the notice provisions of the Purchase Agreement to the Holder on the date of such agreement and the issuance of such Convertible Securities or Options. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, the Holder shall have the right, but not the obligation, in its sole discretion, to substitute the Variable Price for the Exercise Price upon exercise of this Warrant by designating in the Notice of Exercise delivered upon any exercise of this Warrant that, solely for purposes of such exercise, the Holder is relying on the Variable Price rather than the Exercise Price then in effect. The Holder’s election to rely on a Variable Price for a particular exercise of this Warrant shall not obligate the Holder to rely on a Variable Price for any future exercises of this Warrant.

g) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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h) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail or deliver via electronic mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. Subject to any limitations imposed by applicable law, this Warrant may be offered for sale, sold, transferred, or assigned without the consent of the Company.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

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b) Loss, Theft, Destruction, or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, commencing on the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (the “Required Reserve Amount”). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

e) Jurisdiction. All questions concerning the construction, validity, enforcement, and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers, or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant (other than Section 2(e)) may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

m) Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

n) Headings. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

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o) Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, and performance of this Warrant shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to the Company at the address set forth on its signature page to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be executed by its officer thereunto duly authorized as of September 29, 2023.

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Acknowledged and agreed to as of the date first set forth above:

HOLDER:

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

[Signature Page to Amended and Restated Warrant (District 2 Capital Fund LP)]

EXHIBIT A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

EASTSIDE DISTILLING, INC.

The undersigned holder hereby exercises the right to purchase _______ of the shares of Common Stock (“Warrant Shares”) of Eastside Distilling, Inc., a Nevada corporation (the “Company”), evidenced by Amended and Restated Warrant No. 2021-006 (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

___________ a “Cash Exercise” with respect to _________ Warrant Shares; and/or

___________ a “Cashless Exercise” with respect to __________ Warrant Shares.

Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $__________ to the Company in accordance with the terms of the Warrant.

Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, ____________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:
Account Number:

Date: ____________ __,

Name of Registered Holder
By:
Name:
Title:

Tax ID:
Facsimile:
E-mail Address:

Exhibit A-1

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)
Address:	(Please Print)
Dated: ____________ __, ____
Holder’s Signature:
Holder’s Address:

Exhibit A-1

Exhibit F

A&R First Bigger Unsecured Note

(Attached)

AMENDED AND RESTATED PROMISSORY NOTE (“Note”)

U.S. $2,844,675	September 29, 2023

Portland, Oregon

FOR VALUE RECEIVED, and on the date first written above (the “Effective Date”), Eastside Distilling, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to the order of Bigger Capital Fund, LP (the “Holder”), the principal amount of $2,844,675 (the “Original Principal Amount”), together with interest thereon as set forth below.

Reference is made to that certain Promissory Note in the original principal amount of $2,748,442 dated as of October 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Maker to the Holder on October 26, 2021. The Maker and Holder have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, and (b) modify the rate and payment schedule of the interest accruing on the outstanding principal amount of the Existing Note and (c) to amend certain other terms of the Existing Note in connection with the restructuring of the Maker’s obligations owing thereunder. The Maker and Holder acknowledge that, after giving effect to all payments previously paid under the Existing Note, the principal amount outstanding under this Note as of the Effective Date is the Original Principal Amount set forth in the introductory paragraph of this Note.

This Note amends, restates and supersedes in its entirety the Existing Note. The Maker and Holder hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1. Interest

Interest shall accrue on the outstanding principal balance under this Note from the date hereof until such outstanding principal balance and all interest accrued thereon is paid in full at a rate of 8.00% per annum, consisting of (a) interest payable in cash in accordance with the schedule set forth in Section 2(a) hereof, accruing from the date hereof at the rate of 6.00% per annum (the “Monthly Cash Interest”) plus (b) interest payable in cash on the Maturity Date, accruing from the date hereof at the rate of 2.00% per annum (the “Maturity Date Cash Interest”).

All computations of interest hereunder shall be made on the basis of a year of 365 days for the actual number of days elapsed during the period for which such interest is payable.

2. Principal and Interest Payments

(a)	Monthly Cash Interest accrued hereunder shall be payable in accordance with the following schedule:

(i)	Monthly Cash Interest accrued during the period beginning on and including October 1, 2023 through and including December 31, 2023 shall be due and payable in three (3) equal tranches on (1) January 31, 2024, (2) February 29, 2024 and (3) April 1, 2024; and

(ii)	Monthly Cash Interest accrued during the period beginning on and including January 1, 2024 and thereafter shall be due and payable monthly in arrears, on the first day of each month beginning on and including February 1, 2024, for interest accrued through the last day of the prior month.

(b)	The entire outstanding principal of this Note shall be payable in full on March 31, 2025 (the “Maturity Date”), together with all Maturity Date Cash Interest accrued as of the Maturity Date and any remaining Monthly Cash Interest accrued as of the Maturity Date.

3. Payments

All payments on this Note under Section 2 will be applied to accrued and unpaid interest and thereafter to outstanding principal. All amounts payable hereunder will be payable in lawful money of the United States of America, delivered in immediately available funds via wire transfer in accordance with such instructions as the Holder shall designate to the Maker in writing. Whenever any payment hereunder shall be stated to be due on a day other than a business day, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in the computation of payment of interest.

4. Prepayments

The Maker will have the right to prepay any amount of principal and/or interest on this Note without the consent of the Holder.

5. Default

The occurrence of any one or more of the following will constitute an “Event of Default”:

(a) The Maker fails to pay timely amounts when due under this Note, and such failure continues for ten (10) days following written notice to the Maker of non-payment; provided that notice of non-payment shall not be required as a condition to an Event of Default (i) at any time that Holder has provided Maker three (3) written notices of non-payment in the immediately preceding twelve (12) months, or (ii) if Maker fails to pay Holder the entire amount of outstanding principal, accrued Maturity Date Cash Interest and any remaining accrued Monthly Cash Interest in full on the Maturity Date.

(b) The Maker files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors.

(c) An involuntary petition is filed against the Maker (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Maker.

(d) Any breach by the Maker or any of its subsidiaries of the covenant set forth in Section 6 hereof.

If there shall be any Event of Default under Section 5(a), upon the expiration of any required notice period, this Note shall accelerate and all unpaid principal and interest, if any, shall become immediately due and payable. If there shall be any Event of Default under Section 5(b), 5(c), or 5(d) this Note shall immediately accelerate and all unpaid principal and interest, if any, shall become immediately due and payable without any requirement of notice from Holder to Maker.

6. Restriction on Secured Indebtedness and Liens

Without the prior written consent of the Holder, at any time when the aggregate outstanding unpaid principal amount of the A&R Bigger/D2 Unsecured Notes (as defined below) exceeds $3,631,578, the Maker shall not, and shall not permit any of its subsidiaries to, create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness secured by any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Maker or any of its subsidiaries, other than Indebtedness of the Maker and/or Craft Canning + Bottling LLC, an Oregon limited liability company and wholly-owned subsidiary of the Maker (“Craft Canning”), as applicable, under (i) that certain Amended and Restated Secured Promissory Note dated as of September 29, 2023 in the principal amount of $2,638,291 by and between the Maker and Aegis Security Insurance Company, (ii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and the Holder as holder, and (iii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and District 2 Capital Fund LP as holder.

2

As used herein, the term “A&R Bigger/D2 Unsecured Notes” identifies four (4) unsecured instruments collectively, in the aggregate principal amount of $7,517,467, consisting of (1) this Note, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $162,312 by and between the Maker as maker and the Holder as holder, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $4,267,013 by and between the Maker as maker and District 2 Capital Fund LP as holder and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $243,467 by and between the Maker as maker and District 2 Capital Fund LP as holder, each as amended, amended and restated, supplemented or otherwise modified from time to time.

7. Governing Law; Construction

This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The descriptive headings of the several sections of this Note are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

8. Waivers and Amendments

Neither this Note nor any provision hereof may be amended, modified, waived, discharged or terminated except pursuant to a statement in writing signed by Maker and the Holder. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

9. Notices

All notices under this Agreement must be in writing and will be deemed given (i) on the date of delivery if delivered personally, (ii) if by electronic mail (email), upon electronic confirmation of receipt; (iii) on the second business day following the date of dispatch if delivered utilizing a same or next-day service courier or (iv) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder to Maker will be delivered to the address or email address set forth below under Maker’s signature, as such address or email address may be changed through notice delivered to the Holder under this Section 9. All notices hereunder to the Holder will be delivered to the address or email address set forth below under Holder’s signature, as such address or email address may be changed through notice delivered to the Maker under this Section 9.

10. Waivers

Except as provided in this Note, Maker hereby waives presentment of payment, demand, notice of nonpayment, notice of dishonor, protest, notice of protest and all other notices and acts to which Maker might otherwise be entitled under any applicable law. No delay or omission on the part of Holder in the exercise of any right or remedy, whether before or after any event of default, shall operate as a waiver of such right or remedy or impair Holder’s right to fully and strictly enforce such right or remedy and every other provision of this Note.

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11. Counterparts

This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note by signing any such counterpart.

12. Further Assurances

From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Note and any agreements executed in connection herewith or therewith.

13. Attorneys’ Fees

In the event of any suit or action to collect amounts owing under this Note, the prevailing party shall be entitled to an award of its reasonable out-of-pocket attorneys’ fees and costs incurred at trial and upon any appeal.

14. Binding Effect

This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns; provided, the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder (which consent shall be in the sole and absolute discretion of the Holder).

15. Specific Enforcement; Consent to Jurisdiction

The Maker and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7 hereof, each of the Maker and the Holder hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

16. Definitions

For the purposes hereof, the following terms shall have the following meanings:

“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this AMENDED AND RESTATED PROMISSORY NOTE to be executed and delivered by its duly authorized officer as the date first set forth above.

MAKER:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Maker’s Address:

2321 NE Argyle Street, Unit D
Portland, OR 97211

Email:	ggwin@eastsidedistilling.com

ACKNOWLEDGED AND AGREED:

HOLDER:

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

Holder’s Address:

11700 W Charleston Blvd 170-659
Las Vegas, NV 89135

Email:	biggercapital@gmail.com

Exhibit G

A&R Second Bigger Unsecured Note

(Attached)

AMENDED AND RESTATED PROMISSORY NOTE (“Note”)

U.S. $162,312	September 29, 2023
Portland, Oregon

FOR VALUE RECEIVED, and on the date first written above (the “Effective Date”), Eastside Distilling, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to the order of Bigger Capital Fund, LP (the “Holder”), the principal amount of $162,312 (the “Original Principal Amount”), together with interest thereon as set forth below.

Reference is made to that certain Promissory Note in the original principal amount of $156,820.80 dated as of October 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Maker to the Holder on October 26, 2021. The Maker and Holder have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, and (b) modify the rate and payment schedule of the interest accruing on the outstanding principal amount of the Existing Note and (c) to amend certain other terms of the Existing Note in connection with the restructuring of the Maker’s obligations owing thereunder. The Maker and Holder acknowledge that, after giving effect to all payments previously paid under the Existing Note, the principal amount outstanding under this Note as of the Effective Date is the Original Principal Amount set forth in the introductory paragraph of this Note.

This Note amends, restates and supersedes in its entirety the Existing Note. The Maker and Holder hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1. Interest

Interest shall accrue on the outstanding principal balance under this Note from the date hereof until such outstanding principal balance and all interest accrued thereon is paid in full at a rate of 8.00% per annum, consisting of (a) interest payable in cash in accordance with the schedule set forth in Section 2(a) hereof, accruing from the date hereof at the rate of 6.00% per annum (the “Monthly Cash Interest”) plus (b) interest payable in cash on the Maturity Date, accruing from the date hereof at the rate of 2.00% per annum (the “Maturity Date Cash Interest”).

All computations of interest hereunder shall be made on the basis of a year of 365 days for the actual number of days elapsed during the period for which such interest is payable.

2. Principal and Interest Payments

(a)	Monthly Cash Interest accrued hereunder shall be payable in accordance with the following schedule:

(i)	Monthly Cash Interest accrued during the period beginning on and including October 1, 2023 through and including December 31, 2023 shall be due and payable in three (3) equal tranches on (1) January 31, 2024, (2) February 29, 2024 and (3) April 1, 2024; and

(ii)	Monthly Cash Interest accrued during the period beginning on and including January 1, 2024 and thereafter shall be due and payable monthly in arrears, on the first day of each month beginning on and including February 1, 2024, for interest accrued through the last day of the prior month.

(b)	The entire outstanding principal of this Note shall be payable in full on March 31, 2025 (the “Maturity Date”), together with all Maturity Date Cash Interest accrued as of the Maturity Date and any remaining Monthly Cash Interest accrued as of the Maturity Date.

3. Payments

All payments on this Note under Section 2 will be applied to accrued and unpaid interest and thereafter to outstanding principal. All amounts payable hereunder will be payable in lawful money of the United States of America, delivered in immediately available funds via wire transfer in accordance with such instructions as the Holder shall designate to the Maker in writing. Whenever any payment hereunder shall be stated to be due on a day other than a business day, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in the computation of payment of interest.

4. Prepayments

The Maker will have the right to prepay any amount of principal and/or interest on this Note without the consent of the Holder.

5. Default

The occurrence of any one or more of the following will constitute an “Event of Default”:

(a) The Maker fails to pay timely amounts when due under this Note, and such failure continues for ten (10) days following written notice to the Maker of non-payment; provided that notice of non-payment shall not be required as a condition to an Event of Default (i) at any time that Holder has provided Maker three (3) written notices of non-payment in the immediately preceding twelve (12) months, or (ii) if Maker fails to pay Holder the entire amount of outstanding principal, accrued Maturity Date Cash Interest and any remaining accrued Monthly Cash Interest in full on the Maturity Date.

(b) The Maker files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors.

(c) An involuntary petition is filed against the Maker (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Maker.

(d) Any breach by the Maker or any of its subsidiaries of the covenant set forth in Section 6 hereof.

If there shall be any Event of Default under Section 5(a), upon the expiration of any required notice period, this Note shall accelerate and all unpaid principal and interest, if any, shall become immediately due and payable. If there shall be any Event of Default under Section 5(b), 5(c), or 5(d) this Note shall immediately accelerate and all unpaid principal and interest, if any, shall become immediately due and payable without any requirement of notice from Holder to Maker.

6. Restriction on Secured Indebtedness and Liens

Without the prior written consent of the Holder, at any time when the aggregate outstanding unpaid principal amount of the A&R Bigger/D2 Unsecured Notes (as defined below) exceeds $3,631,578, the Maker shall not, and shall not permit any of its subsidiaries to, create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness secured by any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Maker or any of its subsidiaries, other than Indebtedness of the Maker and/or Craft Canning + Bottling LLC, an Oregon limited liability company and wholly-owned subsidiary of the Maker (“Craft Canning”), as applicable, under (i) that certain Amended and Restated Secured Promissory Note dated as of September 29, 2023 in the principal amount of $2,638,291 by and between the Maker and Aegis Security Insurance Company, (ii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and the Holder as holder, and (iii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and District 2 Capital Fund LP as holder.

2

As used herein, the term “A&R Bigger/D2 Unsecured Notes” identifies four (4) unsecured instruments collectively, in the aggregate principal amount of $7,517,467, consisting of (1) this Note, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $2,844,675 by and between the Maker as maker and the Holder as holder, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $4,267,013 by and between the Maker as maker and District 2 Capital Fund LP as holder and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $243,467 by and between the Maker as maker and District 2 Capital Fund LP as holder, each as amended, amended and restated, supplemented or otherwise modified from time to time.

7. Governing Law; Construction

This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The descriptive headings of the several sections of this Note are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

8. Waivers and Amendments

Neither this Note nor any provision hereof may be amended, modified, waived, discharged or terminated except pursuant to a statement in writing signed by Maker and the Holder. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

9. Notices

All notices under this Agreement must be in writing and will be deemed given (i) on the date of delivery if delivered personally, (ii) if by electronic mail (email), upon electronic confirmation of receipt; (iii) on the second business day following the date of dispatch if delivered utilizing a same or next-day service courier or (iv) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder to Maker will be delivered to the address or email address set forth below under Maker’s signature, as such address or email address may be changed through notice delivered to the Holder under this Section 9. All notices hereunder to the Holder will be delivered to the address or email address set forth below under Holder’s signature, as such address or email address may be changed through notice delivered to the Maker under this Section 9.

10. Waivers

Except as provided in this Note, Maker hereby waives presentment of payment, demand, notice of nonpayment, notice of dishonor, protest, notice of protest and all other notices and acts to which Maker might otherwise be entitled under any applicable law. No delay or omission on the part of Holder in the exercise of any right or remedy, whether before or after any event of default, shall operate as a waiver of such right or remedy or impair Holder’s right to fully and strictly enforce such right or remedy and every other provision of this Note.

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11. Counterparts

This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note by signing any such counterpart.

12. Further Assurances

From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Note and any agreements executed in connection herewith or therewith.

13. Attorneys’ Fees

In the event of any suit or action to collect amounts owing under this Note, the prevailing party shall be entitled to an award of its reasonable out-of-pocket attorneys’ fees and costs incurred at trial and upon any appeal.

14. Binding Effect

This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns; provided, the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder (which consent shall be in the sole and absolute discretion of the Holder).

15. Specific Enforcement; Consent to Jurisdiction

The Maker and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7 hereof, each of the Maker and the Holder hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

16. Definitions

For the purposes hereof, the following terms shall have the following meanings:

“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this AMENDED AND RESTATED PROMISSORY NOTE to be executed and delivered by its duly authorized officer as the date first set forth above.

MAKER:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Maker’s Address:

2321 NE Argyle Street, Unit D
Portland, OR 97211

Email:	ggwin@eastsidedistilling.com

ACKNOWLEDGED AND AGREED:

HOLDER:

BIGGER CAPITAL FUND, LP

By:	Bigger Capital Fund GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

Holder’s Address:

11700 W Charleston Blvd 170-659

Las Vegas, NV 89135

Email: biggercapital@gmail.com

Exhibit H

A&R First District 2 Unsecured Note

(Attached)

AMENDED AND RESTATED PROMISSORY NOTE (“Note”)

U.S. $4,267,013	September 29, 2023
Portland, Oregon

FOR VALUE RECEIVED, and on the date first written above (the “Effective Date”), Eastside Distilling, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to the order of District 2 Capital Fund LP (the “Holder”), the principal amount of $4,267,013 (the “Original Principal Amount”), together with interest thereon as set forth below.

Reference is made to that certain Promissory Note in the original principal amount of $4,122,663 dated as of October 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Maker to the Holder on October 26, 2021. The Maker and Holder have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, and (b) modify the rate and payment schedule of the interest accruing on the outstanding principal amount of the Existing Note and (c) to amend certain other terms of the Existing Note in connection with the restructuring of the Maker’s obligations owing thereunder. The Maker and Holder acknowledge that, after giving effect to all payments previously paid under the Existing Note, the principal amount outstanding under this Note as of the Effective Date is the Original Principal Amount set forth in the introductory paragraph of this Note.

This Note amends, restates and supersedes in its entirety the Existing Note. The Maker and Holder hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1. Interest

Interest shall accrue on the outstanding principal balance under this Note from the date hereof until such outstanding principal balance and all interest accrued thereon is paid in full at a rate of 8.00% per annum, consisting of (a) interest payable in cash in accordance with the schedule set forth in Section 2(a) hereof, accruing from the date hereof at the rate of 6.00% per annum (the “Monthly Cash Interest”) plus (b) interest payable in cash on the Maturity Date, accruing from the date hereof at the rate of 2.00% per annum (the “Maturity Date Cash Interest”).

All computations of interest hereunder shall be made on the basis of a year of 365 days for the actual number of days elapsed during the period for which such interest is payable.

2. Principal and Interest Payments

(a)	Monthly Cash Interest accrued hereunder shall be payable in accordance with the following schedule:

(i)	Monthly Cash Interest accrued during the period beginning on and including October 1, 2023 through and including December 31, 2023 shall be due and payable in three (3) equal tranches on (1) January 31, 2024, (2) February 29, 2024 and (3) April 1, 2024; and

(ii)	Monthly Cash Interest accrued during the period beginning on and including January 1, 2024 and thereafter shall be due and payable monthly in arrears, on the first day of each month beginning on and including February 1, 2024, for interest accrued through the last day of the prior month.

(b)	The entire outstanding principal of this Note shall be payable in full on March 31, 2025 (the “Maturity Date”), together with all Maturity Date Cash Interest accrued as of the Maturity Date and any remaining Monthly Cash Interest accrued as of the Maturity Date.

3. Payments

All payments on this Note under Section 2 will be applied to accrued and unpaid interest and thereafter to outstanding principal. All amounts payable hereunder will be payable in lawful money of the United States of America, delivered in immediately available funds via wire transfer in accordance with such instructions as the Holder shall designate to the Maker in writing. Whenever any payment hereunder shall be stated to be due on a day other than a business day, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in the computation of payment of interest.

4. Prepayments

The Maker will have the right to prepay any amount of principal and/or interest on this Note without the consent of the Holder.

5. Default

The occurrence of any one or more of the following will constitute an “Event of Default”:

(a) The Maker fails to pay timely amounts when due under this Note, and such failure continues for ten (10) days following written notice to the Maker of non-payment; provided that notice of non-payment shall not be required as a condition to an Event of Default (i) at any time that Holder has provided Maker three (3) written notices of non-payment in the immediately preceding twelve (12) months, or (ii) if Maker fails to pay Holder the entire amount of outstanding principal, accrued Maturity Date Cash Interest and any remaining accrued Monthly Cash Interest in full on the Maturity Date.

(b) The Maker files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors.

(c) An involuntary petition is filed against the Maker (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Maker.

(d) Any breach by the Maker or any of its subsidiaries of the covenant set forth in Section 6 hereof.

If there shall be any Event of Default under Section 5(a), upon the expiration of any required notice period, this Note shall accelerate and all unpaid principal and interest, if any, shall become immediately due and payable. If there shall be any Event of Default under Section 5(b), 5(c), or 5(d) this Note shall immediately accelerate and all unpaid principal and interest, if any, shall become immediately due and payable without any requirement of notice from Holder to Maker.

6. Restriction on Secured Indebtedness and Liens

Without the prior written consent of the Holder, at any time when the aggregate outstanding unpaid principal amount of the A&R Bigger/D2 Unsecured Notes (as defined below) exceeds $3,631,578, the Maker shall not, and shall not permit any of its subsidiaries to, create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness secured by any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Maker or any of its subsidiaries, other than Indebtedness of the Maker and/or Craft Canning + Bottling LLC, an Oregon limited liability company and wholly-owned subsidiary of the Maker (“Craft Canning”), as applicable, under (i) that certain Amended and Restated Secured Promissory Note dated as of September 29, 2023 in the principal amount of $2,638,291 by and between the Maker and Aegis Security Insurance Company, (ii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and the Holder as holder, and (iii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and Bigger Capital Fund, LP as holder.

2

As used herein, the term “A&R Bigger/D2 Unsecured Notes” identifies four (4) unsecured instruments collectively, in the aggregate principal amount of $7,517,467, consisting of (1) this Note, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $243,467 by and between the Maker as maker and the Holder as holder, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $2,844,675 by and between the Maker as maker and Bigger Capital Fund, LP as holder and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $162,312 by and between the Maker as maker and Bigger Capital Fund, LP as holder, each as amended, amended and restated, supplemented or otherwise modified from time to time.

7. Governing Law; Construction

This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The descriptive headings of the several sections of this Note are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

8. Waivers and Amendments

Neither this Note nor any provision hereof may be amended, modified, waived, discharged or terminated except pursuant to a statement in writing signed by Maker and the Holder. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

9. Notices

All notices under this Agreement must be in writing and will be deemed given (i) on the date of delivery if delivered personally, (ii) if by electronic mail (email), upon electronic confirmation of receipt; (iii) on the second business day following the date of dispatch if delivered utilizing a same or next-day service courier or (iv) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder to Maker will be delivered to the address or email address set forth below under Maker’s signature, as such address or email address may be changed through notice delivered to the Holder under this Section 9. All notices hereunder to the Holder will be delivered to the address or email address set forth below under Holder’s signature, as such address or email address may be changed through notice delivered to the Maker under this Section 9.

10. Waivers

Except as provided in this Note, Maker hereby waives presentment of payment, demand, notice of nonpayment, notice of dishonor, protest, notice of protest and all other notices and acts to which Maker might otherwise be entitled under any applicable law. No delay or omission on the part of Holder in the exercise of any right or remedy, whether before or after any event of default, shall operate as a waiver of such right or remedy or impair Holder’s right to fully and strictly enforce such right or remedy and every other provision of this Note.

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11. Counterparts

This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note by signing any such counterpart.

12. Further Assurances

From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Note and any agreements executed in connection herewith or therewith.

13. Attorneys’ Fees

In the event of any suit or action to collect amounts owing under this Note, the prevailing party shall be entitled to an award of its reasonable out-of-pocket attorneys’ fees and costs incurred at trial and upon any appeal.

14. Binding Effect

This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns; provided, the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder (which consent shall be in the sole and absolute discretion of the Holder).

15. Specific Enforcement; Consent to Jurisdiction

The Maker and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7 hereof, each of the Maker and the Holder hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

16. Definitions

For the purposes hereof, the following terms shall have the following meanings:

“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this AMENDED AND RESTATED PROMISSORY NOTE to be executed and delivered by its duly authorized officer as the date first set forth above.

MAKER:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Maker’s Address:

2321 NE Argyle Street, Unit D
Portland, OR 97211

Email:	ggwin@eastsidedistilling.com

ACKNOWLEDGED AND AGREED:

HOLDER:

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

Holder’s Address:

14 Wall Street, 2nd Floor
Huntington, NY 11743

Email: michael@district2capital.com

Exhibit I

A&R Second District 2 Unsecured Note

(Attached)

AMENDED AND RESTATED PROMISSORY NOTE (“Note”)

U.S. $243,467	September 29, 2023
Portland, Oregon

FOR VALUE RECEIVED, and on the date first written above (the “Effective Date”), Eastside Distilling, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to the order of District 2 Capital Fund LP (the “Holder”), the principal amount of $243,467 (the “Original Principal Amount”), together with interest thereon as set forth below.

Reference is made to that certain Promissory Note in the original principal amount of $235,231.20 dated as of October 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Note”) issued by the Maker to the Holder on October 26, 2021. The Maker and Holder have agreed to amend and restate the Existing Note, on the terms and subject to the conditions contained herein, to, among other things, (a) extend the maturity of the Existing Note, and (b) modify the rate and payment schedule of the interest accruing on the outstanding principal amount of the Existing Note and (c) to amend certain other terms of the Existing Note in connection with the restructuring of the Maker’s obligations owing thereunder. The Maker and Holder acknowledge that, after giving effect to all payments previously paid under the Existing Note, the principal amount outstanding under this Note as of the Effective Date is the Original Principal Amount set forth in the introductory paragraph of this Note.

This Note amends, restates and supersedes in its entirety the Existing Note. The Maker and Holder hereby confirm and agree that upon execution and delivery of this Note, the Existing Note shall have no further force or effect.

1. Interest

Interest shall accrue on the outstanding principal balance under this Note from the date hereof until such outstanding principal balance and all interest accrued thereon is paid in full at a rate of 8.00% per annum, consisting of (a) interest payable in cash in accordance with the schedule set forth in Section 2(a) hereof, accruing from the date hereof at the rate of 6.00% per annum (the “Monthly Cash Interest”) plus (b) interest payable in cash on the Maturity Date, accruing from the date hereof at the rate of 2.00% per annum (the “Maturity Date Cash Interest”).

All computations of interest hereunder shall be made on the basis of a year of 365 days for the actual number of days elapsed during the period for which such interest is payable.

2. Principal and Interest Payments

(a)	Monthly Cash Interest accrued hereunder shall be payable in accordance with the following schedule:

(i)	Monthly Cash Interest accrued during the period beginning on and including October 1, 2023 through and including December 31, 2023 shall be due and payable in three (3) equal tranches on (1) January 31, 2024, (2) February 29, 2024 and (3) April 1, 2024; and

(ii)	Monthly Cash Interest accrued during the period beginning on and including January 1, 2024 and thereafter shall be due and payable monthly in arrears, on the first day of each month beginning on and including February 1, 2024, for interest accrued through the last day of the prior month.

(b)	The entire outstanding principal of this Note shall be payable in full on March 31, 2025 (the “Maturity Date”), together with all Maturity Date Cash Interest accrued as of the Maturity Date and any remaining Monthly Cash Interest accrued as of the Maturity Date.

3. Payments

All payments on this Note under Section 2 will be applied to accrued and unpaid interest and thereafter to outstanding principal. All amounts payable hereunder will be payable in lawful money of the United States of America, delivered in immediately available funds via wire transfer in accordance with such instructions as the Holder shall designate to the Maker in writing. Whenever any payment hereunder shall be stated to be due on a day other than a business day, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in the computation of payment of interest.

4. Prepayments

The Maker will have the right to prepay any amount of principal and/or interest on this Note without the consent of the Holder.

5. Default

The occurrence of any one or more of the following will constitute an “Event of Default”:

(a) The Maker fails to pay timely amounts when due under this Note, and such failure continues for ten (10) days following written notice to the Maker of non-payment; provided that notice of non-payment shall not be required as a condition to an Event of Default (i) at any time that Holder has provided Maker three (3) written notices of non-payment in the immediately preceding twelve (12) months, or (ii) if Maker fails to pay Holder the entire amount of outstanding principal, accrued Maturity Date Cash Interest and any remaining accrued Monthly Cash Interest in full on the Maturity Date.

(b) The Maker files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors.

(c) An involuntary petition is filed against the Maker (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Maker.

(d) Any breach by the Maker or any of its subsidiaries of the covenant set forth in Section 6 hereof.

If there shall be any Event of Default under Section 5(a), upon the expiration of any required notice period, this Note shall accelerate and all unpaid principal and interest, if any, shall become immediately due and payable. If there shall be any Event of Default under Section 5(b), 5(c), or 5(d) this Note shall immediately accelerate and all unpaid principal and interest, if any, shall become immediately due and payable without any requirement of notice from Holder to Maker.

6. Restriction on Secured Indebtedness and Liens

Without the prior written consent of the Holder, at any time when the aggregate outstanding unpaid principal amount of the A&R Bigger/D2 Unsecured Notes (as defined below) exceeds $3,631,578, the Maker shall not, and shall not permit any of its subsidiaries to, create, incur, assume or in any manner become liable in respect of, or suffer to exist, any Indebtedness secured by any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Maker or any of its subsidiaries, other than Indebtedness of the Maker and/or Craft Canning + Bottling LLC, an Oregon limited liability company and wholly-owned subsidiary of the Maker (“Craft Canning”), as applicable, under (i) that certain Amended and Restated Secured Promissory Note dated as of September 29, 2023 in the principal amount of $2,638,291 by and between the Maker and Aegis Security Insurance Company, (ii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and the Holder as holder, and (iii) that certain Amended and Restated Secured Convertible Note dated as of September 29, 2023 in the principal amount of $199,645, by and between the Maker as maker and Bigger Capital Fund, LP as holder.

2

As used herein, the term “A&R Bigger/D2 Unsecured Notes” identifies four (4) unsecured instruments collectively, in the aggregate principal amount of $7,517,467, consisting of (1) this Note, (2) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $4,267,013 by and between the Maker as maker and the Holder as holder, (3) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $2,844,675 by and between the Maker as maker and Bigger Capital, Fund LP as holder and (4) that certain Amended and Restated Promissory Note dated as of September 29, 2023 in the principal amount of $162,312 by and between the Maker as maker and Bigger Capital, Fund LP as holder, each as amended, amended and restated, supplemented or otherwise modified from time to time.

7. Governing Law; Construction

This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The descriptive headings of the several sections of this Note are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

8. Waivers and Amendments

Neither this Note nor any provision hereof may be amended, modified, waived, discharged or terminated except pursuant to a statement in writing signed by Maker and the Holder. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

9. Notices

All notices under this Agreement must be in writing and will be deemed given (i) on the date of delivery if delivered personally, (ii) if by electronic mail (email), upon electronic confirmation of receipt; (iii) on the second business day following the date of dispatch if delivered utilizing a same or next-day service courier or (iv) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder to Maker will be delivered to the address or email address set forth below under Maker’s signature, as such address or email address may be changed through notice delivered to the Holder under this Section 9. All notices hereunder to the Holder will be delivered to the address or email address set forth below under Holder’s signature, as such address or email address may be changed through notice delivered to the Maker under this Section 9.

10. Waivers

Except as provided in this Note, Maker hereby waives presentment of payment, demand, notice of nonpayment, notice of dishonor, protest, notice of protest and all other notices and acts to which Maker might otherwise be entitled under any applicable law. No delay or omission on the part of Holder in the exercise of any right or remedy, whether before or after any event of default, shall operate as a waiver of such right or remedy or impair Holder’s right to fully and strictly enforce such right or remedy and every other provision of this Note.

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11. Counterparts

This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note by signing any such counterpart.

12. Further Assurances

From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Note and any agreements executed in connection herewith or therewith.

13. Attorneys’ Fees

In the event of any suit or action to collect amounts owing under this Note, the prevailing party shall be entitled to an award of its reasonable out-of-pocket attorneys’ fees and costs incurred at trial and upon any appeal.

14. Binding Effect

This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns; provided, the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder (which consent shall be in the sole and absolute discretion of the Holder).

15. Specific Enforcement; Consent to Jurisdiction

The Maker and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7 hereof, each of the Maker and the Holder hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

16. Definitions

For the purposes hereof, the following terms shall have the following meanings:

“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Indebtedness” of any person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, any such obligations which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the undersigned has caused this AMENDED AND RESTATED PROMISSORY NOTE to be executed and delivered by its duly authorized officer as the date first set forth above.

MAKER:

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

Maker’s Address:

2321 NE Argyle Street, Unit D
Portland, OR 97211

Email:	ggwin@eastsidedistilling.com

ACKNOWLEDGED AND AGREED:

HOLDER:

DISTRICT 2 CAPITAL FUND LP

By:	District 2 GP, LLC, its general partner

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member

Holder’s Address:

14 Wall Street, 2nd Floor
Huntington, NY 11743

Email: michael@district2capital.com

APPENDIX I

Eastside Distilling, Inc. 2023 Compensation Plan